                                  EXHIBIT 99.1


--------------------------------------------------------------------------------

                            SEQUOIA MORTGAGE TRUST 1,

                                     Issuer


                                       and


                           FIRST UNION NATIONAL BANK,

                                     Trustee


                                    INDENTURE


                            Dated as of June 1, 1997


                                   Relating to

                            SEQUOIA MORTGAGE TRUST 1


                          COLLATERALIZED MORTGAGE BONDS

--------------------------------------------------------------------------------

        Cross-reference sheet showing the location in the indenture of the provisions inserted pursuant to Sections 310 through 318(a) inclusive of the Trust Indenture Act of 1939.


        TIA                                                            Indenture Section
        ---                                                            -----------------

Section 310
        (a)    (1)    .............................................         6.08
        (a)    (2)    .............................................         6.09
        (a)    (3)    .............................................         6.14(2)
        (a)    (4)    .............................................     Not Applicable
        (a)    (5)    .............................................         6.08
        (b)           .............................................         6.08
                      .............................................         6.10
                      .............................................        11.05
        (c)           .............................................     Not Applicable

Section 311
        (a)           .............................................         6.13
        (b)           .............................................         6.13

Section 312
        (a)           .............................................         7.01(a)
                      .............................................         7.02(a)
        (b)           .............................................         7.02(b)
        (c)           .............................................         7.02(c)

Section 313
        (a)           .............................................         7.03(a)
        (b)           .............................................         7.03(a)
        (c)           .............................................         7.03(a)
                      .............................................        11.05
        (d)           .............................................         7.03(b)

Section 314
        (a)           .............................................         7.04
                      .............................................        11.05
                      .............................................         3.10
        (b)    (1)    .............................................         2.12(c)(viii)
        (b)    (2)    .............................................         3.06
        (c)    (1)    .............................................         2.12(d)
                      .............................................         4.01
                      .............................................        11.01

        TIA                                                            Indenture Section
        ---                                                            -----------------


        (c)    (2)    .............................................         2.12(c)(ii)
                      .............................................         4.01
                      .............................................        11.01
        (c)    (3)    .............................................         1.01
                      .............................................         2.12(f)
        (d)    (1)    .............................................         1.01
                      .............................................         8.12
        (d)    (2)    .............................................         1.01
                      .............................................     Not Applicable
        (d)    (3)    .............................................         1.01
                      .............................................         2.12(f)
        (e)           .............................................        11.01

Section 315
        (a)           .............................................         6.01(b)
                      .............................................         6.01(c)(1)
        (b)           .............................................         6.02
                      .............................................        11.05
        (c)           .............................................         6.01(a)
        (d)           .............................................         6.01(c)
        (d)    (1)    .............................................         6.01(b)
        (d)    (2)    .............................................         6.01(c)(2)
        (d)    (3)    .............................................         6.01(c)(3)
        (e)           .............................................         5.16

Section 316
        (a)    (1)    (A)..........................................         5.14
                      .............................................         8.01
        (a)    (1)    (B)..........................................         5.02
                      .............................................         5.15
        (a)    (2)    .............................................     Not Applicable
        (b)           .............................................         5.10
        (c)           .............................................     Not Applicable

Section 317
        (a)    (1)    .............................................         5.03
        (a)    (2)    .............................................         5.06
        (b)           .............................................         3.03

Section 318

        TIA                                                            Indenture Section
        ---                                                            -----------------

        (a)           .............................................        11.07

                                TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----


                                     PARTIES

                              PRELIMINARY STATEMENT

                                 GRANTING CLAUSE

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01. General Definitions...............................................  I-1
"Accountant"....................................................................  I-1
"Act" ..........................................................................  I-1
"Adjusted Net Mortgage Rate"....................................................  I-1
"Advance".......................................................................  I-1
"Affiliate".....................................................................  I-1
"Agent" ........................................................................  I-2
"Appraised Value"...............................................................  I-2
"Assignments"...................................................................  I-2
"Authenticating Agent"..........................................................  I-2
"Authorized Officer"............................................................  I-2
"Bank"  ........................................................................  I-2
"Bankruptcy Code"...............................................................  I-2
"Beneficial Owner"..............................................................  I-2
"Bond Account"..................................................................  I-3
"Bond Distribution Amount"......................................................  I-3
"Bondholder" or "Holder"........................................................  I-3
"Bond Interest Rate"............................................................  I-3
"Bond Register" and "Bond Registrar"............................................  I-3
"Bonds" ........................................................................  I-3
"Book Entry Bonds"..............................................................  I-3
"Business Day"..................................................................  I-3
"Class" ........................................................................  I-3
"Closing Date"..................................................................  I-3
"Code"  ........................................................................  I-3
"Commission"....................................................................  I-3
"Corporate Trust Office"........................................................  I-4
"Cut-Off Date"..................................................................  I-4

                                                                                 Page
                                                                                 ----
"Debt Service Reduction"........................................................  I-4
"Default".......................................................................  I-4
"Defaulted Pledged Mortgage"....................................................  I-4
"Definitive Bonds"..............................................................  I-4
"Deleted Pledged Mortgage"......................................................  I-4
"Denomination"..................................................................  I-4
"Depositor".....................................................................  I-5
"Depository"....................................................................  I-5
"Depository Participants".......................................................  I-5
"Deposit Trust Agreement".......................................................  I-5
"Distribution Account"..........................................................  I-5
"Eligible Account"..............................................................  I-5
"Event of Default"..............................................................  I-6
"Expense Fee Rate"..............................................................  I-6
"FDIC"  ........................................................................  I-6
"FHLMC" ........................................................................  I-6
"FIRREA"........................................................................  I-6
"FNMA"  ........................................................................  I-6
"Grant" ........................................................................  I-6
"Highest Lawful Rate"...........................................................  I-7
"Holder"........................................................................  I-7
"Indenture" or "this Indenture".................................................  I-7
"Independent"...................................................................  I-7
"Index" ........................................................................  I-7
"Indirect Participant"..........................................................  I-7
"Individual Bond"...............................................................  I-7
"Investor Certificate"..........................................................  I-8
"Issuer"........................................................................  I-8
"Issuer Order" and "Issuer Request".............................................  I-8
"Letter Agreement"..............................................................  I-8
"Margin"........................................................................  I-8
"Master Servicer"...............................................................  I-8
"Master Servicing Agreement"....................................................  I-8
"Master Servicing Fee"..........................................................  I-8
"Maturity"......................................................................  I-8
"Maximum Rate"..................................................................  I-8
"MBIA"  ........................................................................  I-8
"MBIA Policy"...................................................................  I-9
"Moody's"....................................................................... I-10
"Mortgage"...................................................................... I-10

                                                                                 Page
                                                                                 ----
"Mortgage Documents"............................................................ I-10
"Mortgage Note"................................................................. I-10
"Mortgage Rate"................................................................. I-10
"Mortgaged Property"............................................................ I-10
"Mortgagor"..................................................................... I-10
"Net Mortgage Rate"............................................................. I-10
"Officers' Certificate"......................................................... I-10
"Officer's Certificate of the Master Servicer".................................. I-10
"Operative Agreements".......................................................... I-10
"Opinion of Counsel"............................................................ I-11
"Original Class A-1 Principal Balance".......................................... I-11
"Original Class A-2 Principal Balance".......................................... I-11
"OTS" .......................................................................... I-11
"Outstanding"................................................................... I-11
"Outstanding Pledged Mortgage".................................................. I-12
"Owner Trustee"................................................................. I-12
"Paying Agent".................................................................. I-12
"Payment Date Statement"........................................................ I-12
"Permitted Encumbrance"......................................................... I-13
"Person"........................................................................ I-13
"Pledged Accounts".............................................................. I-13
"Pledged Mortgages"............................................................. I-13
"Predecessor Bonds"............................................................. I-13
"Prepayment Period"............................................................. I-14
"Principal Prepayment".......................................................... I-14
"Principal Prepayment in Full".................................................. I-14
"Proceeding".................................................................... I-14
"Prospectus Supplement"......................................................... I-14
"Rating Agency"................................................................. I-14
"Record Date"................................................................... I-15
"Redemption Date"............................................................... I-15
"Redemption Price".............................................................. I-15
"Refinancing Pledged Mortgage".................................................. I-15
"Request for Release"........................................................... I-15
"Responsible Officer"........................................................... I-15
"S&P" .......................................................................... I-15
"SAIF"  ........................................................................ I-15
"Sale"  ........................................................................ I-15
"Scheduled Payment"............................................................. I-15
"Securities Act"................................................................ I-16

                                                                                Page
                                                                                ----
"Servicer"...................................................................... I-16
"Servicing Agreement"........................................................... I-16
"Servicing Fee"................................................................. I-16
"Servicing Fee Rate"............................................................ I-16
"Servicing Officer"............................................................. I-16
"Stated Maturity"............................................................... I-16
"Stated Principal Balance"...................................................... I-16
"Successor Master Servicer"..................................................... I-16
"Trust Estate".................................................................. I-17
"Trust Indenture Act" or "TIA".................................................. I-17
"Trustee"....................................................................... I-17
"Trustee Mortgage File"......................................................... I-17

                                   ARTICLE II

                                    THE BONDS

SECTION 2.01.   Forms Generally...............................................    II-1
SECTION 2.02.   Forms of Bonds and Certificate of Authentication..............    II-1
SECTION 2.03.   Bonds Issuable in Classes; Provisions with Respect to
                Principal and Interest Payments...............................    II-2
SECTION 2.04.   Denominations.................................................    II-3
SECTION 2.05.   Execution, Authentication, Delivery and Dating................    II-4
SECTION 2.06.   Temporary Bonds...............................................    II-4
SECTION 2.07.   Registration, Registration of Transfer and Exchange...........    II-5
SECTION 2.08.   Mutilated, Destroyed, Lost or Stolen Bonds....................    II-6
SECTION 2.09.   Payments of Principal and Interest............................    II-7
SECTION 2.10.   Persons Deemed Owners.........................................    II-9
SECTION 2.11.   Cancellation..................................................    II-9
SECTION 2.12.   Authentication and Delivery of Bonds..........................    II-9
SECTION 2.13.   Matters Relating to Book Entry Bonds..........................   II-14
SECTION 2.14.   Termination of Book Entry System..............................   II-15

                                                                                Page
                                                                                ----
                                   ARTICLE III

                                    COVENANTS

SECTION 3.01.   Payment of Bonds..............................................  III-1
SECTION 3.02.   Maintenance of Office or Agency...............................  III-1
SECTION 3.03.   Money for Bond Payments to Be Held in Trust...................  III-1
SECTION 3.04.   Corporate Existence of Owner Trustee..........................  III-4
SECTION 3.05.   Protection of Trust Estate....................................  III-4
SECTION 3.06.   Opinions as to Trust Estate...................................  III-5
SECTION 3.07.   Performance of Obligations; Master Servicing Agreement........  III-6
SECTION 3.08.   Investment Company Act........................................  III-7
SECTION 3.09.   Negative Covenants............................................  III-7
SECTION 3.10.   Annual Statement as to Compliance.............................  III-8
SECTION 3.11.   Recording of Assignments......................................  III-9
SECTION 3.12.   Limitation of Liability of Wilmington Trust Company...........  III-9


                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

SECTION 4.01.   Satisfaction and Discharge of Indenture.......................   IV-1
SECTION 4.02.   Application of Trust Money....................................   IV-2

                                    ARTICLE V

                              DEFAULTS AND REMEDIES

SECTION 5.01.   Event of Default..............................................    V-1
SECTION 5.02.   Acceleration of Maturity; Rescission and Annulment............    V-2
SECTION 5.03.   Collection of Indebtedness and Suits for Enforcement by
                Trustee.......................................................    V-4
SECTION 5.04.   Remedies......................................................    V-5
SECTION 5.05.   [Reserved]....................................................    V-5

                                                                                Page
                                                                                ----
SECTION 5.06.   Trustee May File Proofs of Claim..............................    V-5
SECTION 5.07.   Trustee May Enforce Claims without Possession of Bonds........    V-6
SECTION 5.08.   Application of Money Collected................................    V-6
SECTION 5.09.   Limitation on Suits...........................................    V-7
SECTION 5.10.   Unconditional Rights of Bondholders to Receive Principal
                and Interest..................................................    V-8
SECTION 5.11.   Restoration of Rights and Remedies............................    V-8
SECTION 5.12.   Rights and Remedies Cumulative................................    V-8
SECTION 5.13.   Delay or Omission Not Waiver..................................    V-9
SECTION 5.14.   Control by Bondholders........................................    V-9
SECTION 5.15.   Waiver of Past Defaults.......................................    V-9
SECTION 5.16.   Undertaking for Costs........................................    V-10
SECTION 5.17.   Waiver of Stay or Extension Laws.............................    V-10
SECTION 5.18.   Sale of Trust Estate.........................................    V-10
SECTION 5.19.   Action on Bonds..............................................    V-12

                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 6.01.   Duties of Trustee............................................    VI-1
SECTION 6.02.   Notice of Default............................................    VI-3
SECTION 6.03.   Rights of Trustee............................................    VI-3
SECTION 6.04.   Not Responsible for Recitals or Issuance of Bonds............    VI-5
SECTION 6.05.   May Hold Bonds...............................................    VI-5
SECTION 6.06.   Money Held in Trust..........................................    VI-5
SECTION 6.07.   Compensation and Reimbursement...............................    VI-5
SECTION 6.08.   Eligibility; Disqualification................................    VI-7
SECTION 6.09.   Trustee's Capital and Surplus................................    VI-7
SECTION 6.10.   Resignation and Removal; Appointment of Successor............    VI-7
SECTION 6.11.   Acceptance of Appointment by Successor.......................    VI-9
SECTION 6.12.   Merger, Conversion, Consolidation or Succession to
                Business of Trustee..........................................    VI-9
SECTION 6.13.   Preferential Collection of Claim Against Issuer..............    VI-10

                                                                                Page
                                                                                ----
SECTION 6.14.   Co-trustees and Separate Trustees...........................    VI-10
SECTION 6.15.   Authenticating Agents.......................................    VI-11
SECTION 6.16.   Payment of Certain Insurance Premiums.......................    VI-13

                                   ARTICLE VII

                         BONDHOLDERS' LISTS AND REPORTS

SECTION 7.01.   Issuer to Furnish Trustee Names and Addresses of
                Bondholders.................................................    VII-1
SECTION 7.02.   Preservation of Information; Communications to Bondholders..    VII-1
SECTION 7.03.   Reports by Trustee..........................................    VII-1
SECTION 7.04.   Reports by Issuer...........................................    VII-2
SECTION 7.05.   Notice to the Rating Agencies and to MBIA...................    VII-2

                                  ARTICLE VIII

           ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

SECTION 8.01.   Collection of Moneys.......................................    VIII-1
SECTION 8.02.   Distribution Account.......................................    VIII-1
SECTION 8.03.   General Provisions Regarding Pledged Accounts..............    VIII-2
SECTION 8.04.   Purchases of Defective Pledged Mortgages...................    VIII-3
SECTION 8.05.   Grant of Replacement Pledged Mortgage......................    VIII-5
SECTION 8.06.   Reports by Trustee to Bondholders..........................    VIII-5
SECTION 8.07.   Reports by Trustee.........................................    VIII-5
SECTION 8.08.   Trust Estate; Release and Delivery of Mortgage Documents...    VIII-6
SECTION 8.09.   Amendments to the Master Servicing Agreement...............    VIII-7
SECTION 8.10.   Servicers and Master Servicer as Agents and Bailees
                of Trustee.................................................    VIII-7
SECTION 8.11.   Opinion of Counsel.........................................    VIII-8
SECTION 8.12.   Release of Pledged Mortgages...............................    VIII-8

                                                                                Page
                                                                                ----
                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

SECTION 9.01.   Supplemental Indentures Without Consent of Bondholders........   IX-1
SECTION 9.02.   Supplemental Indentures With Consent of Bondholders...........   IX-2
SECTION 9.03.   Execution of Supplemental Indentures..........................   IX-4
SECTION 9.04.   Effect of Supplemental Indentures.............................   IX-5
SECTION 9.05.   Conformity with Trust Indenture Act...........................   IX-5
SECTION 9.06.   Reference in Bonds to Supplemental Indentures.................   IX-5
SECTION 9.07.   Amendments to Deposit Trust Agreement or Master Servicing
                Agreement.....................................................   IX-5

                                    ARTICLE X

                               REDEMPTION OF BONDS

SECTION 10.01.  Redemption....................................................    X-1
SECTION 10.02.  Form of Redemption Notice.....................................    X-1
SECTION 10.03.  Bonds Payable on Redemption Date..............................    X-2

                                   ARTICLE XI

                                  MISCELLANEOUS

SECTION 11.01.  Compliance Certificates and Opinions..........................   XI-1
SECTION 11.02.  Form of Documents Delivered to Trustee........................   XI-1
SECTION 11.03.  Acts of Bondholders...........................................   XI-3
SECTION 11.04.  Notices, etc. to Trustee and Issuer...........................   XI-3
SECTION 11.05.  Notices and Reports to Bondholders; Waiver of Notices.........   XI-4

                                                                                Page
                                                                                ----
SECTION 11.06.  Rules by Trustee and Agents...................................   XI-5
SECTION 11.07.  Conflict with Trust Indenture Act.............................   XI-5
SECTION 11.08.  Effect of Headings and Table of Contents......................   XI-5
SECTION 11.09.  Successors and Assigns........................................   XI-5
SECTION 11.10.  Separability..................................................   XI-5
SECTION 11.11.  Benefits of Indenture.........................................   XI-6
SECTION 11.12.  Legal Holidays................................................   XI-6
SECTION 11.13.  Governing Law.................................................   XI-6
SECTION 11.14.  Counterparts..................................................   XI-6
SECTION 11.15.  Recording of Indenture........................................   XI-6
SECTION 11.16.  Issuer Obligation.............................................   XI-7
SECTION 11.17.  Inspection....................................................   XI-7
SECTION 11.18.  Usury.........................................................   XI-7
SECTION 11.19.  No Petition...................................................   XI-8

                                   ARTICLE XII

                                THE BOND INSURER

SECTION 12.01.  Certain Matters Regarding MBIA and The MBIA Policy............  XII-1

TESTIMONIUM...................................................................    S-1

SIGNATURES AND SEALS..........................................................    S-1

ACKNOWLEDGMENTS...............................................................    S-3

SCHEDULE A  - Schedule of Pledged Mortgages...................................    A-1

EXHIBIT I   - Letter Agreement with the Depository

EXHIBIT II  - Form of Class A-1 Bond

EXHIBIT III - Form of Class A-2 Bond

EXHIBIT IV  - Form of Bond Insurance Policy

EXHIBIT V   - Form of Fair Value Certificate

                                     PARTIES

                INDENTURE, dated as of June 1, 1997 (as amended or supplemented from time to time as permitted hereby, the "Indenture"), between Sequoia Mortgage Trust 1 (herein, together with its permitted successors and assigns, called the "Issuer"), a statutory business trust created under the Deposit Trust Agreement (as defined herein), and First Union National Bank, a national banking association, as trustee (together with its permitted successors in the trusts hereunder, the "Trustee").

                              PRELIMINARY STATEMENT

                The Issuer has duly authorized the execution and delivery of this Indenture to provide for its Collateralized Mortgage Bonds, (the "Bonds"), issuable as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the Holders of the Bonds and MBIA. The Issuer is entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

                All things necessary to make this Indenture a valid agreement of the Issuer in accordance with its terms have been done.

                                 GRANTING CLAUSE

                The Issuer hereby Grants to the Trustee, for the exclusive benefit of the Holders of the Bonds and MBIA, all of the Issuer's right, title and interest in and to (a) the Pledged Mortgages identified in Schedule A to this Indenture, including the related Mortgage Documents, which the Issuer has caused to be delivered to the related Custodian herewith, and all interest and principal received or receivable by the Issuer on or with respect to the Pledged Mortgages after the Cut-Off Date and all interest and principal payments on the Pledged Mortgages received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of interest and principal due and payable on the Pledged Mortgages on or before the Cut-off Date, and all other proceeds received in respect of such Pledged Mortgages, (b) the Issuer's rights under the Mortgage Loan Purchase Agreement, the Management Agreement, the Master Servicing Agreement, the Servicing Agreements and the Purchase and Sale Agreements (c) the Insurance Policies, (d) all cash, instruments or other property held or required to be deposited in the Bond Account or the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account or the Bond Account), (e) property that secured a Pledged Mortgage that has become an REO property, and (f) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid assets, including, without limitation, all Insurance Proceeds, Liquidation Proceeds and condemnation awards. Such Grants are made, however, in trust, to secure the Bonds equally and ratably without prejudice, priority or distinction between any Bond and any other Bond by reason of difference in time of issuance or otherwise, and for the benefit of MBIA and to secure (i) the payment of all amounts due on the Bonds in accordance with their terms, (ii) the payment of all other sums payable under this Indenture with respect to the Bonds, (iii) compliance with the provisions of this Indenture, all as provided in this Indenture and to secure all amounts due by the Issuer to MBIA, including the obligations of the Issuer to MBIA under this Indenture, the Master Servicing Agreement and the Insurance Agreement. All terms used in the foregoing granting clauses that are defined in Section 1.01 are used with the meanings given in said Section.

                The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions of this Indenture and agrees to perform the duties herein required to the best of its ability to the end that the interests of the Holders of the Bonds and MBIA may be adequately and effectively protected.

                The Trustee agrees that it will hold the MBIA Policy in trust and that it will hold any proceeds of any claim made upon the MBIA Policy, solely for the use and benefit of the Bondholders in accordance with the terms hereof and of the MBIA Policy.

                                    ARTICLE I

                                   DEFINITIONS

SECTION 1.01. GENERAL DEFINITIONS.

                Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as to the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Whenever reference is made herein to an Event of Default or a Default known to the Trustee or of which the Trustee has notice or knowledge, such reference shall be construed to refer only to an Event of Default or Default of which the Trustee is deemed to have notice or knowledge pursuant to Section 6.01(d). Capitalized terms that are used but not defined in this Indenture and which are defined in the Master Servicing Agreement have the meanings assigned to them therein. All other terms used herein which are defined in the Trust Indenture Act (as hereinafter defined), either directly or by reference therein, have the meanings assigned to them therein.

                "ACCOUNTANT": A Person engaged in the practice of accounting who (except when this Indenture provides that an Accountant must be Independent) may be employed by or affiliated with the Issuer or an Affiliate of the Issuer.

                "ACT": With respect to any Bondholder, as defined in Section 11.03.

                "ADJUSTED NET MORTGAGE RATE": As to each Pledged Mortgage and at any time, the per annum rate equal to the Mortgage Rate less the related Servicing Fee Rate.

                "ADVANCE": The payment of any principal or interest required to be made by a Servicer with respect to any Payment Date pursuant to the related Servicing Agreement or required to be made by Master Servicer pursuant to
Section 5 of the Master Servicing Agreement.

                "AFFILIATE": With respect to any Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                "AGENT": Any Bond Registrar, Paying Agent or Authenticating
Agent.

                "APPRAISED VALUE": With respect to any Pledged Mortgage, the Appraised Value of the related Mortgaged Property shall be: (i) with respect to a Pledged Mortgage other than a Refinancing Pledged Mortgage, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Pledged Mortgage and (b) the sales price of the Mortgaged Property at the time of the origination of such Pledged Mortgage; (ii) with respect to a Refinancing Pledged Mortgage, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Pledged Mortgage.

                "ASSIGNMENTS": Collectively (i) the original instrument of assignment of a Mortgage, including any interim assignments from the originator or any other holder of any Pledged Mortgage, and (ii) the original instrument of assignment of such Mortgage, made by the Issuer to the Trustee (which in either case may, to the extent permitted by the laws of the state in which the related Mortgaged Property is located, be a blanket instrument of assignment covering other Mortgages as well and which may also, to the extent permitted by the laws of the state in which the related Mortgaged Property is located, be an instrument of assignment running directly from the mortgagee of record under the related Mortgage to the Trustee).

                "AUTHENTICATING AGENT": The Person, if any, appointed as Authenticating Agent by the Trustee at the request of the Issuer pursuant to
Section 6.15, until any successor Authenticating Agent for the Bonds is named, and thereafter "Authenticating Agent" shall mean such successor.

                "AUTHORIZED OFFICER": Any officer of the Owner Trustee who is authorized to act for the Owner Trustee in respect of the Issuer and whose name appears on a list of such authorized officers furnished by the Owner Trustee to the Trustee, as such list may be amended or supplemented from time to time, and any officer of the Issuer who is authorized to act pursuant to the Deposit Trust Agreement and whose name appears on a list furnished by the Depositor to the Owner Trustee and the Trustee, as such list may be amended or supplemented from time to time.

                "BANK": Wilmington Trust Company, a Delaware banking corporation, in its individual capacity and not as Owner Trustee.

                "BANKRUPTCY CODE": The United States Bankruptcy Reform Act of 1978, as amended.

                "BENEFICIAL OWNER": With respect to a Book Entry Bond, the Person who is the beneficial owner of such Book Entry Bond.

                "BOND ACCOUNT": The separate Eligible Account or Accounts created and maintained by the Master Servicer pursuant to the Master Servicing Agreement with a depository institution in the name of the Master Servicer for the benefit of the Trustee on behalf of Bondholders and MBIA and designated "Bond Account in trust for the registered holders of Sequoia Mortgage Trust 1 Collateralized Mortgage Bonds."

                "BOND DISTRIBUTION AMOUNT": As to any Payment Date, the sum of
(i) the Interest Payment Amount and (ii) the Principal Payment Amount.

                "BONDHOLDER" OR "HOLDER": The Person in whose name a Bond is registered in the Bond Register.

                "BOND INTEREST RATE": The Class A-1 Interest Rate or the Class A-2 Interest Rate, as applicable.

                "BOND REGISTER" AND "BOND REGISTRAR": As defined in Section
2.07.

                "BONDS": Any bonds authorized by, and authenticated and delivered under, this Indenture.

                "BOOK ENTRY BONDS": The Bonds shall be registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository).

                "BOOK ENTRY TERMINATION": As defined in Section 2.14.

                "BUSINESS DAY": Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the City of New York, New York, the state of Maryland, or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

                "CLASS": Collectively, all of the Bonds bearing the same class designation. The Bonds are divided into Classes as provided in Section 2.03.

                "CLOSING DATE": July 29, 1997.

                "CODE": The Internal Revenue Code of 1986, including any successor or amendatory provisions.

                "COMMISSION": Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, or if at any time such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time under the Trust Indenture Act or similar legislation replacing the Trust Indenture Act.

                "CONVERTED MORTGAGE LOAN": A Convertible Mortgage that has converted to a fixed rate mortgage.

                "CONVERTIBLE MORTGAGE": A Pledged Mortgage that provides the Mortgagor with an option to convert the Mortgage Rate to a fixed rate.

                "CORPORATE TRUST OFFICE": The principal corporate trust office of the Trustee located at 230 South Tyron Street, 9th Floor, Charlotte, NC 28288, or at such other address as the Trustee may designate from time to time by notice to the

Bondholders, MBIA and the Issuer, or the principal corporate trust office of any successor Trustee.

                "CUSTODIAL AGREEMENTS": The agreements between the Trustee and each Custodian.

                "CUSTODIAN": Norwest Bank Minnesota, N.A. and Bankers Trust Company of California, N.A., each as a custodian under a Custodial Agreement.

                "CUT-OFF DATE": With respect to the Pledged Mortgages, June 1, 1997.

                "DEBT SERVICE REDUCTION": With respect to any Pledged Mortgage, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Pledged Mortgage which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

                "DEFAULT": Any occurrence which is, or with notice or the lapse of time or both would become, an Event of Default.

                "DEFAULTED PLEDGED MORTGAGE": The meaning specified in Section 8.04(e).

                "DEFICIENT VALUATION": With respect to any Pledged Mortgage, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Pledged Mortgage, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

                "DEFINITIVE BONDS": Bonds other than Book Entry Bonds.

                "DELETED PLEDGED MORTGAGE": As defined in Section 2 of the Master Servicing Agreement.

                "DENOMINATION": With respect to each Bond, the amount set forth on the face thereof as the "Initial Principal Amount of this Bond".

                "DEPOSITOR": Sequoia Mortgage Funding Corporation, a Delaware corporation.

                "DEPOSITORY": The initial Depository with respect to each Class of Book Entry Bonds shall be The Depository Trust Company of New York, the nominee for which is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

                "DEPOSITORY PARTICIPANTS": A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                "DEPOSIT TRUST AGREEMENT": The Deposit Trust Agreement, dated as of July 16, 1997, between the Bank and the Depositor, creating the Issuer, as amended by the Amended and Restated Deposit Trust Agreement, dated July 17, 1997, and as otherwise amended or supplemented from time to time.

                "DISTRIBUTION ACCOUNT": The separate Eligible Account created and maintained by the Trustee pursuant to Section 8.02 in the name of the Trustee for the benefit of the Bondholders and MBIA and designated "First Union National Bank in trust for registered holders of Sequoia Mortgage Trust, Collateralized Mortgage Bonds." Funds in the Distribution Account shall be held in trust for the Bondholders and MBIA for the uses and purposes set forth in this Indenture.

                "ESCROW ACCOUNT": The Eligible Account or Accounts established and maintained pursuant to each Servicing Agreement.

                "EVENT OF DEFAULT": The meaning specified in Section 5.01.

                "EXPENSE FEE RATE": As to each Pledged Mortgage, and any calendar month, equals the sum of the Servicing Fee Rate for such Pledged Mortgage and the per annum rate that represents such

Pledged Mortgage's pro rata share, for such month, of the sum of the Management Fee and the MBIA Premium.

                "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

                "FHLMC": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

                "FIRREA": The Financial Institutions Reform, Recovery and Enforcement Act of 1989.

                "FNMA": The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

                "GRANT": To grant, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in, deposit, set-over and confirm. A Grant of a Pledged Mortgage and related Mortgage Documents, a Permitted Investment, the Master Servicing Agreement, an Insurance Policy, or any other instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including, without limitation, the immediate and continuing right to claim for, collect, receive and give receipts for principal and interest payments thereunder, Insurance Proceeds, condemnation awards, purchase prices and all other moneys payable thereunder and all proceeds thereof, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise, and generally to do and receive anything which the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

                "HIGHEST LAWFUL RATE": The meaning specified in Section 11.18.

                "HOLDER": The holder of Bonds issued pursuant to this Indenture.

                "INDENTURE" or "THIS INDENTURE": This instrument as originally executed and, if from time to time supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, as so supplemented or amended. All references in this instrument to designated "Articles", "Sections", "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

                "INDEPENDENT": When used with respect to any specified Person means such a Person who (i) is in fact independent of the Issuer and any other obligor upon the Bonds, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer or in any such other obligor or in an Affiliate of the Issuer or such other obligor and (iii) is not connected with the Issuer or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is herein provided that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by an Issuer Order and with the approval of the Trustee, which approval shall not be unreasonably withheld, and such opinion or certificate shall state that the signer has read this definition and that the signer is Independent within the meaning hereof.

                "INDEX": As to each Pledged Mortgage, the index from time to time in effect for the adjustment of the Mortgage Rate set forth as such on the related Mortgage Note.

                "INDIRECT PARTICIPANT": A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

                "INDIVIDUAL BOND": A Bond of an original principal amount of $1,000; a Bond of an original principal amount in excess of $1,000 shall be deemed to be a number of Individual

Bonds equal to the quotient obtained by dividing such original principal amount by $1,000.

                "INSURANCE AGREEMENT": The insurance agreement dated, July 1, 1997, by and among the MBIA, the Master Servicer, Redwood, the Company, the Issuer, and the Trustee.

                "INVESTOR CERTIFICATE": As defined in Section 1.01 of the Deposit Trust Agreement.

                "ISSUER": Sequoia Mortgage Trust 1 formed pursuant to the Deposit Trust Agreement.

                "ISSUER ORDER" and "ISSUER REQUEST": A written order or request that is dated and signed in the name of the Issuer by an Authorized Officer and delivered to the Trustee.

                "LETTER AGREEMENT": With respect to the Book Entry Bonds, the letter agreement among the Issuer, the Trustee and the Depository governing book entry transfers of, and certain other matters with respect to, such Book Entry Bonds and attached as Exhibit I hereto.

                "MARGIN": As to each Pledged Mortgage, the percentage amount set forth on the related Mortgage Note which is to be added to the Index in calculating the Mortgage Rate thereon.

                "MASTER SERVICER": Norwest Bank Minnesota, N.A., a national banking association, as Master Servicer under the Master Servicing Agreement, and its permitted successors and assigns thereunder.

                "MASTER SERVICING AGREEMENT": The master servicing agreement dated as of June 1, 1997, among the Issuer, the Trustee and the Master Servicer, as such agreement may be amended or supplemented from time to time as permitted thereby.

                "MASTER SERVICING FEE": As to any Payment Date, the amount specified in Section 6(a) of the Master Servicing Agreement.

                "MATURITY": With respect to any Bond, the date on which the entire unpaid principal amount of such Bond becomes due and payable as therein or herein provided, whether at the Stated Maturity of the final installment of such principal or by declaration of acceleration, call for redemption or otherwise.

                "MAXIMUM RATE": As to any Pledged Mortgage, the maximum rate set forth on the related Mortgage Note at which interest can accrue on such Pledged Mortgage.

                "MBIA": MBIA Insurance Corporation and any successor thereto, the issuer of the MBIA Policy.

                "MBIA DEFAULT": The existence and continuance of any of the following:

        (a)     a MBIA Payment Default; or

        (b) the filing of any petition or commencement of any case or proceeding by MBIA under any state or federal law relating to insolvency or bankruptcy or the consent of MBIA to the entry of any decree or order for relief in an involuntary case or proceeding under any state or federal bankruptcy or insolvency law or the making of a general assignment of MBIA for the benefit of its creditors or the admission of MBIA in writing in its inability to pay its debts as they become due; or

        (c) a court of competent jurisdiction, the New York Department of Insurance or other competent regulatory agency enters a final and nonappealable order, judgment or decrees which is unstayed and in effect for a period of 60 consecutive days under any state or federal bankruptcy to insolvency law appoint a custodia, trustee, agent or receiver for MBIA or for all or any material portion of MBIA's property or authorizing the taking of possession by custodian, trustee, agent or receiver of MBIA or the taking of possession of all or any material portion of MBIA's property.

                "MBIA POLICY": The financial guaranty insurance policy issued by MBIA covering the Bonds issued pursuant to this Agreement.

                "MBIA PAYMENT DEFAULT": Failure and continued failure by MBIA to make an Insured Payment required under the MBIA Policy in accordance with its terms.

                "MBIA PREMIUM RATE": The rate set forth in the Insurance Agreement.

                "MOODY'S": Moody's Investors Service, Inc., or any successor thereto. For purposes of Section 11.04 the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007,
Attention: Residential Surveillance Mortgage Group or such other address as Moody's may hereafter furnish to the Issuer and the Master Servicer.

                "MORTGAGE": The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

                "MORTGAGE DOCUMENTS": With respect to each Pledged Mortgage, the mortgage documents listed in the related Custodial Agreement pertaining to such Pledged Mortgage and any additional documents delivered to the related Custodian to be added to the Mortgage Documents pursuant to the Master Servicing Agreement or the related Servicing Agreement.

                "MORTGAGE NOTE": The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mort- gagor under a Pledged Mortgage.

                "MORTGAGE RATE": The annual rate of interest borne by a Mortgage Note from time to time.

                "MORTGAGED PROPERTY": The underlying property securing a Pledged Mortgage.

                "MORTGAGOR": The obligor(s) on a Mortgage Note.

                "NET MORTGAGE RATE": As to any Pledged Mortgage and Payment Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Payment Date reduced by the related Expense Fee Rate.

                "OFFICERS' CERTIFICATE": A certificate signed by two Authorized Officers.

                "OFFICER'S CERTIFICATE OF THE MASTER SERVICER": A certificate
(i) signed by either of the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Master Servicer, or (ii) if provided for herein, signed by a Servicing Officer, as the case may be, and delivered to the Trustee, as required hereby.

                "OPERATIVE AGREEMENTS": The meaning ascribed thereto in the Deposit Trust Agreement.

                "OPINION OF COUNSEL": A written opinion of counsel who may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer, and who shall be reasonably satisfactory to the Trustee and MBIA.

                "ORIGINAL CLASS A-1 PRINCIPAL BALANCE": $334,347,000.

                "ORIGINAL CLASS A-2 PRINCIPAL BALANCE": $200,000,000.

                "ORIGINAL PLEDGED MORTGAGE": The Pledged Mortgage refinanced in connection with the origination of a Refinancing Pledged Mortgage.

                "ORIGINAL POOL PRINCIPAL BALANCE": The Pool Principal Balance as of the Cut-off Date.

                "OTS": The Office of Thrift Supervision.

                "OUTSTANDING": As of the date of determination, all Bonds theretofore authenticated and delivered under this Indenture except:

                (i) Bonds theretofore cancelled by the Bond Registrar or delivered to the Bond Registrar for cancellation;

                (ii) Bonds or portions thereof for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Issuer) in trust for the Holders of such Bonds; provided, however, that if such Bonds are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Trustee, has been made;

                (iii) Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee and MBIA is presented that any such Bonds are held by a bona fide purchaser (as defined by the Uniform Commercial Code of the applicable jurisdiction); and

                (iv) Bonds alleged to have been destroyed, lost or stolen for which replacement Bonds have been issued as provided for in Section 2.08;

provided, however, that in determining whether the Holders of the requisite percentage of the aggregate Principal Amount of the Outstanding Bonds have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Bonds owned by the Issuer, any other obligor upon the Bonds or any Affiliate of the Issuer or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds which the Trustee knows to be so owned shall be so disregarded. Bonds so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Issuer, any other obligor upon the Bonds or any Affiliate of the Issuer or such other obligor; provided further, however, that Bonds that have been paid with proceeds of the MBIA Policy shall be deemed to remain Outstanding for purposes of this Indenture until MBIA has been paid as subrogee under this Indenture, such payment to be evidenced by a written notice from MBIA to the Trustee, and MBIA shall be deemed to be the Holder thereof to the extent of any payments thereon made by MBIA; provided further that MBIA shall not be entitled to receive more than the Insurer Reimbursement Amount, in accordance with Section 2.03(b) of this Indenture.

                "OUTSTANDING PLEDGED MORTGAGE": As of any Due Date, a Pledged Mortgage with a Stated Principal Balance greater than zero which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Pledged Mortgage prior to such Due Date.

                "OWNER TRUSTEE": Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Deposit Trust Agreement, until a successor Person shall have become the Owner Trustee pursuant to the applicable provisions of the Deposit Trust Agreement, and thereafter "Owner Trustee" shall mean such successor Person.

                "PARTICIPANT": A participating organization that utilizes the services of the Depository Trust Company.

                "PAYING AGENT": The Trustee or any other depository institution or trust company that is authorized by the Issuer pursuant to Section 3.03 to pay the principal of, or interest on, any Bonds on behalf of the Issuer.

                "PAYMENT DATE": With respect to the Bonds and the Investor Certificate, the 4th day of each calendar month after the initial issuance of the Bonds and the Investor Certificate or, if such 4th day is not a Business Day, the next succeeding Business Day, commencing in August 1997.

                "PAYMENT DATE STATEMENT": The meaning specified in Section 3(m) of the Master Servicing Agreement.

                "PERMITTED ENCUMBRANCE": Any lien, charge, security interest, mortgage or other encumbrance Granted by the Issuer in the Trust Estate, provided that:

                (i) such lien, charge, security interest, mortgage or encumbrance extends only to a portion of the Trust Estate which is limited to cash deliverable or payable to the Issuer pursuant to Section
        8.01 or Section 8.02(d);

                (ii) such lien, charge, security interest, mortgage or other encumbrance secures indebtedness which the Issuer is permitted to incur under the terms of this Indenture; and

                (iii) the beneficiary of such lien, charge, security interest, mortgage or other encumbrance has agreed that in connection with the enforcement thereof it will not bring any Proceeding seeking, or which would result in, the sale of any portion of the Trust Estate and will not file any petition for the commencement of insolvency proceedings with respect to the Issuer under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or for the appointment of any receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any of its property, or seeking an order for the winding up or liquidation of the affairs of the Issuer.

                "PERSON": Any individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                "PLEDGED ACCOUNTS": The Bond Account and the Distribution Account (exclusive of any earnings on investments made with funds deposited in the Distribution Account or the Bond Account).

                "PLEDGED MORTGAGES": Such of the mortgage loans Granted to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Estate (including any REO Property), the mortgage loans so held being identified in the Schedule of Pledged Mortgages, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

                "PREDECESSOR BONDS": With respect to any particular Bond of a Class, every previous Bond of that Class evidencing all or a portion of the same debt as that evidenced by such particular Bond; and, for the purpose of this definition, any Bond authenticated and delivered under Section 2.08 in lieu of a lost, destroyed or stolen Bond shall be deemed to evidence the same debt as the lost, destroyed or stolen Bond.

                "PREFERENCE CLAIM": Any amount previously distributed to a Bondholder that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the Bankruptcy Code as amended from time, in accordance with a final nonappealable order of a court having competent jurisdiction.

                "PREPAYMENT PERIOD": As to any Payment Date, the second calendar month preceding the month of such Payment Date.

                "PRINCIPAL AMOUNT": As of any Payment Date, in the case of the Class A-1 Bonds, the Original Class A-1 Principal Balance reduced by all amounts previously distributed to holders of the Class A-1 Bonds as payments of principal or, in the case of the Class A-2 Bonds, the Original Class A-2 Principal Balance reduced by all amounts previously distributed to holders of the Class A-2 Bonds as payments of principal and, or, if the context so provides, the aggregate of such balances for both Classes of Bonds.

                "PRINCIPAL PREPAYMENT": Any payment of principal by a Mortgagor on a Pledged Mortgage that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                "PRINCIPAL PREPAYMENT IN FULL": Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Pledged Mortgage.

                "PROCEEDING": Any suit in equity, action at law or other judicial or administrative proceeding.

                "PROSPECTUS SUPPLEMENT": The Prospectus Supplement dated July 25, 1997 relating to the Bonds.

                "PURCHASE AND SALE AGREEMENTS": Each Agreement on Schedule VI to the Master Servicing Agreement providing certain rights to the owner of Pledged Mortgages and each of which is being assigned to the Trustee as part of the Trust Estate.

                "RATING AGENCY": Each of S&P and Moody's. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Issuer, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

                "RECORD DATE": With respect to any Payment Date, the date on which the Persons entitled to receive any payment of principal of, or interest on, any Bonds (or notice of a payment in full of principal) due and payable on such Payment Date are determined; such date shall be the last day of the second month preceding the month of such Payment Date.

                "REDEMPTION DATE": Any Payment Date on which Bonds are to be redeemed.

                "REDEMPTION PRICE": With respect to the Bonds to be redeemed, an amount equal to 100% of the Principal Amount of the Bonds, together with all unpaid Interest Payment Amounts.

                "REDWOOD": Redwood Trust, Inc.

                "REFINANCING PLEDGED MORTGAGE": Any Pledged Mortgage originated in connection with the refinancing of an existing mortgage loan.

                "REQUEST FOR RELEASE": The Request for Release submitted by a Servicer to the Custodian, substantially in the form of Exhibit D to the Master Servicing Agreement.

                "RESPONSIBLE OFFICER": With respect to the Trustee, any officer in the corporate trust department or similar group of the Trustee and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

                "S&P": Standard & Poor's Ratings Group, a division of McGraw-Hill Inc. For purposes of Section 11.04 the address for notices to S&P shall be Standard & Poor's Ratings Group, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Issuer and the Master Servicer.

                "SAIF": The Savings Association Insurance Fund, or any successor thereto.

                "SALE": The meaning specified in Section 5.18(a).

                "SCHEDULED PAYMENT": The scheduled monthly payment on a Pledged Mortgage due on any Due Date allocable to principal and/or interest on such Pledged Mortgage which, unless otherwise specified in the Master Servicing Agreement, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Pledged Mortgage.

                "SECURITIES ACT": The Securities Act of 1933, as amended.

                "SERVICER": Any Person with which Redwood Trust, Inc. has entered into a Servicing Agreement.

                "SERVICING ACCOUNT": The account or accounts created and maintained pursuant to each Servicing Agreement.

                "SERVICING AGREEMENT": Each agreement between Redwood Trust, Inc. and the related Servicer relating to servicing set forth on Schedule V of the Master Servicing Agreement.

                "SERVICING FEE": As to each Pledged Mortgage and any Payment Date, an amount equal to one month's interest at the applicable Servicing Fee Rate on the Stated Principal Balance of such Pledged Mortgage.

                "SERVICING FEE RATE": With respect to any Pledged Mortgage, the per annum rate set forth in the Pledged Mortgage Schedule for such Pledged Mortgage.

                "SERVICING OFFICER": Any officer of a Servicer or the Master Servicer involved in, or responsible for, the administration and servicing of the Pledged Mortgages whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the related Servicer or the Master Servicer on the Closing Date pursuant to the related Servicing Agreement or the Master Servicing Agreement, as such list may from time to time be amended.

                "STATED MATURITY": With respect to any and all Bonds, May 4,
2029.

                "STATED PRINCIPAL BALANCE": As to any Pledged Mortgage and Due Date, the unpaid principal balance of such Pledged Mortgage as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Pledged Mortgage) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

                "SUCCESSOR MASTER SERVICER": A Person appointed by the Trustee who succeeds either the Trustee or the Master Servicer, pursuant to the applicable provisions of the Master Servicing Agreement.

                "TRUST ESTATE": All money, instruments and other property subject or intended to be subject to the lien of this Indenture for the benefit of the Bondholders and MBIA as of any particular time (including, without limitation, all property and interests Granted to the Trustee), including all proceeds thereof.

                "TRUST INDENTURE ACT" OR "TIA": The Trust Indenture Act of 1939, as amended, as in force at the Closing Date, unless otherwise specifically provided.

                "TRUSTEE": First Union National Bank, a national banking association, and any Person succeeding as Trustee hereunder pursuant to Section
6.12 or any other applicable provision hereof.

                "TRUSTEE MORTGAGE FILE": With respect to each Pledged Mortgage, the original documents and instruments relating thereto to be retained in the custody and possession of the Custodian, as set forth and enumerated in the Master Servicing Agreement.

                "VOTING RIGHTS": With respect to all of the provisions of this Indenture requiring the consent, vote, resolution or similar action of the Bondholders, the voting rights represented by each Bond as against the other Bondholders, which voting rights shall be in the proportion borne by the Principal Amount of such Bond to the aggregate Principal Amounts of the Bonds.

                                   ARTICLE II

                                    THE BONDS

SECTION 2.01. FORMS GENERALLY.

                The Bonds and the Trustee's certificate of authentication shall be in substantially the form required by this Article II, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Bonds may be listed, or as may, consistently herewith, be determined by the officers executing such Bonds, as evidenced by their execution thereof. Any portion of the text of any Bond may be set forth on the reverse thereof with an appropriate reference on the face of the Bond.

                The Definitive Bonds may be produced in any manner determined by the officers executing such Bonds, as evidenced by their execution thereof; provided, however, that in the event the Bonds are listed on any securities exchange, the Bonds shall be produced in accordance with the rules of any securities exchange on which the Bonds may be listed.

SECTION 2.02. FORMS OF BONDS AND CERTIFICATE OF AUTHENTICATION.

                (a) The form of Bond which is a Class A-1 Bond is attached hereto as Exhibit II.

                (b) The form of Bond which is a Class A-2 Bond is attached hereto as Exhibit III.

                (c) The form of the Trustee's certificate of authentication is as follows:

                "This is one of the Bonds referred to in the within mentioned Indenture.


                                             ----------------------------------
                                             as Trustee

                                             By:________________________________
                                                Authorized Signatory"

                (d)     The form of assignment is as follows:

                "FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________________________________________.


                     ---------------------------------------
                     (Please insert Social Security or other
                         Identifying Number of Assignee)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               (Please print or type name and address of Assignee)

the within Bond of Sequoia Mortgage Trust 1, and does hereby irrevocably constitute and appoint _________________________ Attorney to transfer such Bond on the books of the within named trust, with full power of substitution in the premises.

Dated: ___________________________      ________________________________________

                                        Notice: The signature to this assignment must correspond with the name as written upon the face of this Bond in every particular without alteration or enlargement or any change whatever. The signature must be guaranteed by a member of a signature guaranty medallion program. Notarized or witnessed signatures are not acceptable."

SECTION 2.03. BONDS ISSUABLE IN CLASSES; PROVISIONS WITH RESPECT TO PRINCIPAL
              AND INTEREST PAYMENTS.

        (a)     General.

                The Bonds shall be designated generally as the Sequoia Mortgage Trust 1, "Collateralized Mortgage Bonds" of the Issuer. Each Bond shall bear upon the face thereof the designation so selected for the Class to which it belongs.

                Bonds of each Class shall constitute Book Entry Bonds as set forth in Section 2.13 hereof. The Bonds shall be issued in two Classes, the Class A-1 Bonds and the Class A-2 Bonds. The aggregate principal amount of Bonds that may be authenticated and delivered under this Indenture is limited to $334,347,000 with respect to the Class A-1 Bonds and $200,000,000 with respect to the Class A-2 Bonds, except for Bonds authenticated and delivered upon registration of, transfer of or in exchange for, or in lieu of Bonds pursuant to Sections 2.06, 2.07 and 2.08 hereof.

                All of the Bonds shall be issued in the appropriate forms attached as Exhibits hereto with such additions and completions as are appropriate for each such Class.

                The final installments of principal of the Classes of Bonds shall be payable at the Stated Maturity. The principal of each Bond shall be payable in installments ending no later than the Stated Maturity of the final installment of the principal thereof unless the unpaid principal of such Bond becomes due and payable at an earlier date by declaration of acceleration or call for redemption or otherwise. For each Payment Date prior to the Stated Maturity, the aggregate amount of each installment of principal due and payable on each Class of Bonds shall be equal to such Class's pro rata share of the Principal Payment Amount for such Payment Date. All payments made with respect to any Bond shall be applied first to the interest then due and payable on such Bond, then, if applicable, to any Bondholders' Interest Carryover then to the principal thereof.

        (b)     Payments of Principal of and Interest on the Bonds.

                On each Payment Date, the Trustee shall withdraw Net Available Funds (and any amounts on deposit pursuant to claims under the MBIA Policy) from the Distribution Account and distribute such funds to the Bondholders and MBIA, as applicable, in the respective amounts and order of priority set forth in
Section 3(f)(vi) and (vii) of the Master Servicing Agreement, in each case, to the extent of funds remaining.

                All payments on the Bonds shall be made pro rata among all Bonds and as between the Class A-1 and Class A-2 Bonds shall be made, pro rata, in the case of interest, in the proportion that the Class A-1 Interest Payment Amount and the Class A-2 Interest Payment Amount, respectively, bear to each other, in case of Bondholders' Interest Carryover, in the proportion that the Class A-1 Bondholders' Interest Carryover and the Class A-2 Bondholders' Interest Carryover, respectively, bear to each other, and, in the case of principal, in the proportion that the Principal Amount of each such Class bears to each other.

SECTION 2.04. DENOMINATIONS.

                Each Class of Book Entry Bonds shall be evidenced initially by a single Bond representing the entire aggregate Principal Amount of such Class of Bonds as of the Closing Date, beneficial ownership of which may be held in denominations representing Principal Amounts of $1,000 and in multiples of $1,000 in excess thereof. All of the Book Entry Bonds shall be initially registered on the Bond Register in the name of Cede & Co., the nominee of the Depository, and no Beneficial Owner will receive a Definitive Bond representing such Beneficial Owner's interest in the Book Entry Bonds, except in the event of Book Entry Termination.

SECTION 2.05. EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

                The Bonds shall be executed by an Authorized Officer in the name and on behalf of the Issuer. The signature of such officer on the Bonds may be manual or facsimile.

                Bonds bearing the manual or facsimile signature of an individual who was at any time an Authorized Officer shall bind the Issuer, notwithstanding that such individual has ceased to hold such office prior to the authentication and delivery of such Bonds or did not hold such office at the date of such Bonds.

                At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Bonds executed on behalf of the Issuer to the Trustee for authentication; and the Trustee shall authenticate and deliver such Bonds as in this Indenture provided and not otherwise.

                Each Bond authenticated on the Closing Date shall be dated the Closing Date. All other Bonds which are authenticated after the Closing Date for any other purpose hereunder shall be dated the date of their authentication.

                No Bond shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Bond a certificate of authentication substantially in the form provided for herein executed by the Trustee or by any Authenticating Agent by the manual signature of one of its authorized officers or employees, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder.

SECTION 2.06. TEMPORARY BONDS.

                So long as the Book Entry Bonds are held by the Depository for the Participants in book-entry form, they may be typewritten or in any other form acceptable to the Issuer, the Trustee and the Depository. At any time during which the Book Entry Bonds are not held by the Depository for the Participants in book-entry form, the Definitive Bonds shall be lithographed or printed with steel engraved borders.

                Pending the preparation of Definitive Bonds, the Issuer may execute, and upon Issuer Order the Trustee shall authenticate and deliver, temporary Bonds which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Bonds in lieu of which they may be so issued and with such variations as the officers executing such Bonds may determine, as evidenced by their execution of such Bonds.

                If temporary Bonds are issued, the Issuer will cause definitive Bonds to be prepared without unreasonable delay. After the preparation of definitive Bonds, the temporary Bonds shall be exchangeable for definitive Bonds upon surrender of the temporary Bonds at the office or agency of the Issuer to be maintained as provided in Section 3.02, without charge to the Holder. Upon surrender or cancellation of any one or more temporary Bonds, the Issuer shall execute and the Trustee shall authenticate and deliver and exchange therefor a like principal amount of definitive Bonds of the same Class and of authorized denominations. Until so exchanged, the temporary Bonds shall in all respects be entitled to the same benefits under this Indenture as Definitive Bonds of the same Class.

SECTION 2.07. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.

                The Issuer shall cause to be kept a register (the "Bond Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Bonds and the registration of transfers of Bonds. The Trustee is hereby initially appointed "Bond Registrar" for the purpose of registering Bonds and transfers of Bonds as herein provided. Upon any resignation of any Bond Registrar appointed by the Issuer, the Issuer shall promptly appoint a successor or, in the absence of such appointment, shall assume the duties of Bond Registrar.

                At any time the Trustee is not also the Bond Registrar, the Trustee shall be a co-Bond Registrar. The Issuer shall cause each co-Bond Registrar to furnish the Bond Registrar, promptly after each authentication of a Bond by it, appropriate information with respect thereto for entry by the Bond Registrar into the Bond Register. If the Trustee shall at any time not be authorized to keep and maintain the Bond Register, the Trustee shall have the right to inspect such Bond Register at all reasonable times and to rely conclusively upon a certificate of the Person in charge of the Bond Register as to the names and addresses of the Holders of the Bonds and the principal amounts and numbers of such Bonds so held.

                Upon surrender for registration of transfer of any Bond at the office or agency of the Issuer to be maintained as provided in Section 3.02, the Issuer shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of any authorized denominations and of a like aggregate principal amount and Class.

                At the option of the Holder, Bonds may be exchanged for other Bonds of any authorized denominations, and of a like aggregate initial principal amount and Class, upon surrender of the Bonds to be exchanged at such office or agency. Whenever any Bonds are so surrendered for exchange, the Issuer shall execute, and the Trustee shall authenticate and deliver, the Bonds which the Bondholder making the exchange is entitled to receive.

                All Bonds issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange.

                Every Bond presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.

                No service charge shall be made for any registration of transfer or exchange of Bonds, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Bonds, other than exchanges pursuant to Section 2.08 not involving any transfer.

SECTION 2.08. MUTILATED, DESTROYED, LOST OR STOLEN BONDS.

                If (1) any mutilated Bond is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Bond and (2) there is delivered to the Trustee such security or indemnity as may be required by the Trustee and MBIA to save the Issuer and MBIA and the Trustee harmless, then, in the absence of notice to the Issuer or the Trustee that such Bond has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a new Bond or Bonds of the same tenor, aggregate initial principal amount and Class bearing a number not contemporaneously outstanding. If, after the delivery of such new Bond, a bona fide purchaser of the original Bond in lieu of which such new Bond was issued presents for payment such original Bond, the Issuer and the Trustee shall be entitled to recover such new Bond from the person to whom it was delivered or any person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Issuer or the Trustee in connection therewith. If any such mutilated, destroyed, lost or stolen Bond shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Bond, the Issuer may pay such Bond without surrender thereof, except that any mutilated Bond shall be surrendered.

                Upon the issuance of any new Bond under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

                Every new Bond issued pursuant to this Section in lieu of any destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder.

                The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

SECTION 2.09. PAYMENTS OF PRINCIPAL AND INTEREST; PRINCIPAL AND INTEREST RIGHTS
              RESERVED.

        (a) The Bonds of each Class shall bear interest for each Interest Accrual Period at the Bond Interest Rate for the Bonds of such Class, which interest shall be due and payable on each Payment Date on the unpaid principal amount of the Bonds of such Class commencing on the Closing Date and continuing on each Payment Date thereafter until the entire unpaid principal amount of the Bonds of such Class is paid, whether by acceleration or otherwise, and (to the extent lawful and enforceable) shall bear interest on overdue interest at the Bond Interest Rate for the Bonds of such Class all as specified herein, in the forms of the Bonds and in the Master Servicing Agreement. In addition, in the circumstances specified in the Master Servicing Agreement, Bondholders' Interest Carryover may accrue with respect to the

Bonds which shall be payable as specified herein, in the forms of the Bonds and in the Master Servicing Agreement.

        The principal of the Bonds shall be payable as specified herein, in the forms of the Bonds and in the Master Servicing Agreement until the entire unpaid principal balance of the Bonds of such Series is paid.

        (b) Each payment of principal of and interest on, and any Bondholders' Interest Carryover with respect to, a Book Entry Bond shall be paid to the Depository, which shall credit the amount of such payments to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such payments to the Beneficial Owners of the Book Entry Bonds that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Beneficial Owners of the Book Entry Bonds that it represents. All such credits and disbursements are to be made by the Depository and the Depository Participants in accordance with the provisions of the Bonds. Neither the Trustee, the Bond Registrar, MBIA nor the Issuer shall have any responsibility for such credits and disbursements.

        Each payment of principal of and interest on, and any Bondholders' Interest Carryover with respect to, a Definitive Bond shall be paid to the Person in whose name such Bond (or one or more Predecessor Bonds) is registered at the close of business on the Record Date, for the applicable Payment Date by check mailed to such Person's address as it appears in the Bond Register on such Record Date, except for the final installment of principal payable with respect to such Bond, which shall be payable as provided in Section 2.09(c).

        All payments of principal of and interest on, and any Bondholders' Interest Carryover with respect to, the Bonds shall be made only from the Trust Estate and any other assets of the Issuer, and each Holder of the Bonds, by its acceptance of the Bonds, agrees that it will have recourse solely against such Trust Estate and such other assets of the Issuer and that neither the Owner Trustee in its individual capacity, the Owner nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for any amounts payable, or performance due, under the Bonds or this Indenture.

        (c) All reductions in the principal amount of a Bond (or one or more Predecessor Bonds) effected by payments of installments of principal made on any Payment Date shall be binding upon all Holders of such Bond and any Bond issued upon transfer thereof or in exchange therefor or in lieu thereof. The final installment of principal of each Bond (including the Redemption Price of any Bond called for redemption, shall be payable only upon presentation and surrender thereof on or after the Payment Date therefor at the office or agency of the Issuer maintained by it for such purpose in the Borough of Manhattan, the City of New York, State of New York, pursuant to Section 3.02. Whenever the Trustee expects that the entire remaining unpaid principal amount of any Bond will become due and payable on the next Payment Date, it shall, no later than five days prior to such Payment Date, mail or cause to be mailed to the Holder of each Bond as of the close of the business on such otherwise applicable Record Date a notice to the effect that:

                (i) the Trustee expects that funds sufficient to pay such final installment will be available in the Distribution Account on such Payment Date; and

                (ii) if such funds are available, such final installment will be payable on such Payment Date, but only upon presentation and surrender of such Bond at the office or agency of the Issuer maintained for such purpose pursuant to Section 3.02 (the address of which shall be set forth in such notice).

        Notices in connection with redemptions of Bonds shall be mailed to Holders in accordance with Section 10.02.

SECTION 2.10. PERSONS DEEMED OWNERS.

                Prior to due presentment for registration of transfer of any Bond, the Issuer, MBIA, the Trustee, any Agent and any other agent of the Issuer, MBIA, or the Trustee shall treat the Person in whose name any Bond is registered as the owner of such Bond (a) on the applicable Record Date for the purpose of receiving payments of the principal of, and interest on, such Bond and (b) on any other date for all other purposes whatsoever, whether or not such Bond is overdue, and neither the Issuer, MBIA, the Trustee, any Agent nor any other agent of the Issuer or the Trustee shall be affected by notice to the contrary.

SECTION 2.11. CANCELLATION.

                All Bonds surrendered for payment, registration of transfer, exchange or redemption (unless the Issuer elects not to retire redeemed Bonds) shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuer may at any time deliver to the Trustee for cancellation any Bond previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Bonds so delivered shall be promptly cancelled by the Trustee. No Bonds shall be authenticated in lieu of or in exchange for any Bonds cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Bonds held by the Trustee shall be held by the Trustee in accordance with its standard retention policy, unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it.

SECTION 2.12. AUTHENTICATION AND DELIVERY OF BONDS.

                The Bonds may be executed by the Issuer and delivered to the Trustee for authentication, and thereupon the same shall be authenticated and delivered by the Trustee, provided, that such execution and authentication may be made in counterpart, upon Issuer Request and upon receipt by the Trustee of the following:

                (a) an Issuer Order authorizing the execution, authentication and delivery of the Bonds and specifying the Classes, the Stated Maturity of the final installment of principal, the principal amount and the Bond Interest Rate, of each Class of such Bonds to be authenticated and delivered;

                (b) an Issuer Order authorizing the execution and delivery of this Indenture;

                (c) one or more Opinions of Counsel addressed to the Trustee, complying with the requirements of Section 11.01, reasonably satisfactory in form and substance to the Trustee, and to the effect that:

                        (i) all instruments furnished to the Trustee by the Issuer pursuant to this Section 2.12 in connection with the Bonds conform in all material respects to the requirements of this Indenture and constitute all the documents required to be delivered under this Section 2.12 for the Trustee to authenticate and deliver the Bonds (counsel rendering such opinion or opinions need not express any opinion as to whether the Pledged Mortgages Granted to the Trustee as security conform to the requirements of this Indenture);

                        (ii) all conditions precedent provided for in this Indenture relating to the authentication and delivery of the Bonds have been complied with in all material respects (counsel rendering such opinion or opinions need not express any opinion as to the matters set forth in the parenthetical clause at the end of paragraph (i) above or as to whether the amount of cash or other collateral, if any, delivered to the Trustee pursuant to any subsection of this Section 2.12 is the requisite amount);

                        (iii) the Bank has corporate power to execute and deliver the Deposit Trust Agreement, the Deposit Trust Agreement authorizes the Issuer to execute and deliver the Bonds and this Indenture, and to issue the Bonds, and the Owner Trustee has duly taken all necessary action under the Deposit Trust Agreement for those purposes;

                        (iv) the Issuer is a statutory business trust created under the laws of the State of Delaware and duly authorized by the Deposit Trust Agreement;

                        (v) assuming due authorization, execution and delivery thereof by the Trustee, this Indenture will be the legally valid and binding obligation of the

                Issuer, enforceable against the Issuer in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws and equitable principles relating to or limiting creditors' rights generally and such counsel need express no opinion as to the availability of equitable remedies;

                        (vi) the Bonds, when issued, delivered, authenticated and paid for, will be the legally valid and binding obligations of the Issuer, entitled to the benefits of this Indenture, and enforceable against the Issuer in accordance with their terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws and equitable principles relating to or limiting creditors' rights generally and such counsel need express no opinion as to the availability of equitable remedies;

                        (vii) assuming due execution and delivery thereof by the Trustee and by the Master Servicer, the Master Servicing Agreement constitutes the legally valid and binding obligation of the Master Servicer and of the Issuer, respectively, enforceable against the Master Servicer and the Issuer in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws and equitable principles relating to or limiting creditors' rights generally and such counsel need express no opinion as to the availability of equitable remedies;

                        (viii) the Mortgage Notes included in the Original Pledged Mortgages have been duly and validly assigned, delivered and pledged to the Trustee to the extent contemplated by this Indenture, and this Indenture together with such assignment, delivery and pledge to the Trustee, creates as security for the Bonds a valid and perfected security interest of first priority in such Mortgage Notes, except to the extent limited in the event (A) the Trustee relinquishes possession of any such Mortgage Note, (B) the Depositor, the Issuer, the Master Servicer or any

                Servicer transfers any such Mortgage Note or the related Mortgage to a bona fide purchaser for value without notice prior to notification to the Mortgagor of the assignment to the Trustee of such Mortgage Note or due recordation of the Assignment to the Trustee of the related Mortgage or (C) the Depositor, the Issuer, the Master Servicer or any Servicer discharges any such Mortgage Note or the related Mortgage prior to such notification or recordation; the Mortgages delivered to the Trustee with the Original Mortgage Notes will continue to secure the Mortgage Notes included in the Original Pledged Mortgages, as though, and to the same extent as if, such Mortgage Notes had not been assigned, delivered and pledged; and it is not necessary to record or file this Indenture or to take any other action, except as set forth above, in order to make effective the lien and security interest created by this Indenture in the Mortgage Notes included in the Original Pledged Mortgages;

                        (ix) this Indenture has been duly qualified under the TIA; and

                        (x) the Issuer's registration statement with respect to the Bonds has become effective under the Securities Act of 1933, as amended, and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of such registration statement has been issued and is in effect under such act and no proceedings for that purpose have been instituted or are pending under such act.

                In rendering the opinions set forth above, such counsel may rely upon officers' certificates of the Depositor, the Owner Trustee, the Issuer, any Servicer, the Master Servicer and the Trustee, without independent confirmation or verification, as to the following matters and as to such other matters as shall be reasonably acceptable to the
        Trustee: (A) the accuracy of the descriptions of the Mortgage Notes included in the Original Pledged Mortgages and the conformity thereof to the descriptions in this Indenture, (B) the ownership by Sequoia Mortgage Funding Corporation, the Depositor and the Issuer of such Mortgage Notes free and clear of any lien, claim, charge or interest of any kind of any third party, (C) the physical delivery of such Mortgage

        Notes to the Trustee, (D) the absence of any evidence appearing on any such Mortgage Note of any right or interest inconsistent with the opinions expressed, and (E) the form of endorsement approved by such counsel having been made on each such Mortgage Note. In rendering the opinions set forth above, such counsel need express no opinion as to (A) the perfection of the security interest in any collateral not governed by Article 9 of the Uniform Commercial Code of the State of California or New York, (B) the existence of, or the priority of the security interest created by the Indenture against, any liens or other interests which arise by operation of law and which do not require any filing or similar action in order to take priority over a perfected security interest or (C) the priority of the security interest created by this Indenture with respect to any claim or lien in favor of the United States or any agency or instrumentality thereof (including federal tax liens and liens arising under Title IV of the Employee Retirement Income Security Act of 1974, as amended).

                (d) an Officers' Certificate complying with the requirements of Section 11.01 and stating that:

                        (i) the Issuer is not in Default under this Indenture and the issuance of the Bonds will not result in any breach of any of the terms, conditions or provisions of, or constitute a default under, the Deposit Trust Agreement or any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the Bonds have been complied with;

                        (ii) the Issuer is the owner of each Original Pledged Mortgage, free and clear of any lien, security interest or charge, has not assigned any interest or participation in any such Pledged Mortgage (or, if any such interest or participation has been assigned, it has been released) and has the right to Grant each such Original Pledged Mortgage to the Trustee;

                        (iii) the information set forth in the Schedule of Pledged Mortgages attached as Schedule A to this Indenture is true and correct in all material respects as of the Closing Date;

                        (iv) the Issuer has Granted to the Trustee all of its right, title and interest in each Pledged Mortgage;

                        (v) as of the Closing Date, no lien in favor of the United States described in Section 6321 of the Code, or lien in favor of the Pension Benefit Guaranty Corporation described in
                Section 4068(a) of the Employee Retirement Income Security Act of 1974, as amended, has been filed as described in subsections 6323(f) and 6323(g) of the Code upon any property belonging to the Issuer; and

                        (vi) attached thereto is a true and correct copy of letters signed by the Rating Agencies confirming that the Class A-1 Bonds and Class A-2 Bonds have been rated Aaa by Moody's and AAA by S&P.

                (e)     An executed counterpart of the Master Servicing
        Agreement.

                (f) A certificate of one or more Independent Persons with respect to the fair value to the Issuer of the Original Pledged Mortgages, substantially in the form of Exhibit V hereto.

SECTION 2.13. MATTERS RELATING TO BOOK ENTRY BONDS.

                (a) If the Bonds are listed on any stock exchange at any time after the Closing Date, the Issuer shall, if required as a condition to such listing, prepare and deliver to the Trustee Bonds in substantially the same form as the Bonds issued on the Closing Date, but with such other additional features and such modifications, if any, as shall be necessary or appropriate in order to comply with the requirements of such stock exchange for the listing of the Bonds on such exchange. Bonds in the form issued on the Closing Date shall thereafter be exchangeable for Bonds in such revised form to the same extent as temporary Bonds are exchangeable for Definitive Bonds pursuant to Section 2.06.

                (b) Each Class of Book Entry Bonds will be issued in the form of a single typewritten bond certificate (each, a "DTC Certificate") to be delivered to the Depository by the Issuer substantially in the respective forms for each such Class attached as Exhibits hereto. The DTC Certificate for each such Class of Book Entry Bonds shall be initially registered on the Bond Register in the name of the nominee of such Depository and no Beneficial Owner will receive a certificate representing its interests in any Class of Book Entry Bonds except in the event that the Trustee issues Definitive Bonds, as provided in Section 2.14. Pursuant to the Letter Agreement, while each Class of the Book Entry Bonds remains outstanding and such Depository remains the Holder, it will agree to make book-entry transfers among the Depository Participants and receive and transmit payments of principal and interest on the Book Entry Bonds until and unless the Trustee authenticates and delivers Definitive Bonds to the Beneficial Owners of the Book Entry Bonds or their nominees, as described in
Section 2.14.

                (c) Prior to Book Entry Termination, each Class of Book Entry Bonds will remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Book Entry Bonds may not be transferred by the Trustee or the Bond Registrar except to another Depository;
(ii) the Depository shall maintain book-entry records with respect to the Beneficial Owners and with respect to ownership and transfers of such Book Entry Bonds; (iii) ownership and transfers of registration of the Book Entry Bonds on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and interest participating firms as representatives of the Beneficial Owners of the Book Entry Bonds for purposes of exercising the rights of holders under the Indenture, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners; and
(vi) the Trustee and MBIA may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Beneficial Owners.

                All transfers by Beneficial Owners of Book Entry Bonds shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Beneficial Owner. Each Depository Participant shall only transfer Book Entry Bonds of Beneficial Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

SECTION 2.14. TERMINATION OF BOOK ENTRY SYSTEM.

                (a) The book entry system through the Depository with respect to any Class of Book Entry Bonds may be terminated (a "Book Entry Termination") upon the happening of any of the following:

                        (i) The Depository or the Issuer advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and the Issuer is unable to locate a qualified successor clearing agency satisfactory to the Trustee and the Issuer;

                        (ii) The Issuer at its option advises the Trustee in writing that it elects to terminate the book entry system through the Depository; or

                        (iii) After the occurrence of an Event of Default (at which time the Trustee shall use all reasonable efforts to promptly notify each Beneficial Owner through the Depository of such Event of Default when such notice shall be given pursuant to Section 6.02), the Beneficial Owners of a majority in aggregate Principal Amount of the Book Entry Bonds together advise the Trustee and the Depository through the

                Depository Participants in writing that the continuation of a book entry system through the Depository is no longer in the best interests of the Beneficial Owners.

                (b)     Upon the occurrence of any event described in subsection
(a) above, the Trustee shall notify all Beneficial Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Bond certificates to Beneficial Owners requesting the same, in an aggregate Principal Amount representing the interest of each, making such adjustments and allowances as it may find necessary or appropriate as to accrued interest, if any, and previous calls for redemption. Definitive Bond certificates shall be issued only upon surrender to the Trustee of the Book Entry Bond by the Depository, accompanied by registration instructions for the Definitive Bond certificates. Neither the Issuer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon issuance of the Definitive Bond certificates, all references herein to obligations imposed upon or to be performed by the Depository shall cease to be applicable and the provisions relating to Definitive Bonds shall be applicable.

                                   ARTICLE III

                                    COVENANTS

SECTION 3.01. PAYMENT OF BONDS.

                The Issuer will pay or cause to be duly and punctually paid the principal of, and interest on, the Bonds (and, to the extent applicable, Bondholders' Interest Carryover accrued thereon) in accordance with the terms of the Bonds and this Indenture.

SECTION 3.02. MAINTENANCE OF OFFICE OR AGENCY.

                The Issuer will maintain in the Borough of Manhattan, the City of New York, the State of New York an office or agency where Bonds may be presented or surrendered for payment or may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Bonds and this Indenture may be served. The Issuer will give prompt written notice to the Trustee and MBIA of the location and any change in the location, of such office or agency. Until written notice of any change in the location of such office or agency is delivered to the Trustee or if at any time the Issuer shall fail to maintain any such required office or agency or shall fail to furnish the Trustee and MBIA with the address thereof, Bonds may be so presented and surrendered, and such notices and demands may be made or served, at the Corporate Trust Office, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices and demands.

                The Issuer may also from time to time designate one or more other offices or agencies (in or outside the City of New York) where the Bonds may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that (i) no such designation or rescission shall in any manner relieve the Issuer of its obligation to maintain an office or agency in the Borough of Manhattan, the City of New York, the State of New York, for the purposes set forth in the preceding paragraph, (ii) presentations or surrenders of Bonds for payment may be made only in the City of New York, the State of New York or at the Corporate Trust Office of the Trustee and (iii) any designation of an office or


                                     III-1
agency for payment of Bonds shall be subject to Section 3.03. The Issuer will give prompt written notice to the Trustee and MBIA of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 3.03. MONEY FOR BOND PAYMENTS TO BE HELD IN TRUST.

                All payments of amounts due and payable with respect to any Bonds which are to be made from amounts withdrawn from the Distribution Account pursuant to Section 8.02(c) or Section 5.08 shall be made on behalf of the Issuer by the Trustee or by a Paying Agent, and no amounts so withdrawn from the Distribution Account for payments of Bonds shall be paid over to the Issuer under any circumstances except as provided in this Section 3.03 or in Section 5.08.

                If the Issuer shall have a Paying Agent that is not also the Bond Registrar, it shall furnish, or cause the Bond Registrar to furnish, no later than the fifth calendar day after each Record Date or the first Business Day after a Record Date applicable to a Payment Date on which the Bonds will be redeemed in full, a list, in such form as such Paying Agent may reasonably require, of the names and addresses of the Holders of Bonds and of the number of Individual Bonds of each Class held by each such Holder.

                Whenever the Issuer shall have a Paying Agent other than the Trustee, it will, on or before the Business Day next preceding each Payment Date, direct the Trustee to deposit with such Paying Agent an aggregate sum sufficient to pay the amounts then becoming due (to the extent funds are then available for such purpose in the Distribution Account), such sum to be held in trust for the benefit of the Persons entitled thereto. Any moneys deposited with a Paying Agent in excess of an amount sufficient to pay the amounts then becoming due on the Bonds with respect to which such deposit was made shall, upon Issuer Order, be paid over by such Paying Agent to the Trustee for application in accordance with Article VIII.

                Any Paying Agent other than the Trustee shall be appointed by Issuer Order, subject to MBIA's written consent, provided, that, no MBIA Default shall have occurred and be continuing. The Trustee is hereby appointed as the initial


                                     III-2

Paying Agent. The Issuer shall not appoint any Paying Agent which is not, at the time of such appointment, a depository institution or trust company whose obligations would be Permitted Investments pursuant to clause (iv) of the definition of the term "Permitted Investments". The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

                (1) allocate all sums received for payment to the Holders of Bonds on each Payment Date among such Holders in the proportion specified in the applicable Payment Date Statement, as the case may be, in each case to the extent permitted by applicable law;

                (2) hold all sums held by it for the payment of amounts due with respect to the Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                (3) if such Paying Agent is not the Trustee, immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of the Bonds if at any time it ceases to meet the standards set forth above required to be met by a Paying Agent at the time of its appointment;

                (4) if such Paying Agent is not the Trustee, give the Trustee notice of any Default by the Issuer (or any other obligor upon the Bonds) in the making of any payment required to be made with respect to any Bonds for which it is acting as Paying Agent;

                (5) if such Paying Agent is not the Trustee, at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and


                                     III-3

                (6) comply with all requirements of the Code, and all regulations thereunder, with respect to the withholding from any payments made by it on any Bonds of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith; provided, however, that with respect to withholding and reporting requirements applicable to original issue discount (if any) on any Class of Bonds, the Issuer has provided the calculations pertaining thereto to the Trustee.

                The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or any other purpose, by Issuer Order direct any Paying Agent, if other than the Trustee, to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                Subject to applicable escheat laws, any money held by the Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Bond and remaining unclaimed for six years after such amount has become due and payable to the Holder of such Bond shall be discharged from such trust and, upon its written request, paid to the Issuer; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease. The Trustee may, but shall not be required to, adopt and employ, at the expense of the Issuer, any reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Bonds have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or any Agent, at the last address of record for each such Holder).


                                     III-4

SECTION 3.04. CORPORATE EXISTENCE OF OWNER TRUSTEE.

                (a) Any corporation or association into which the Owner Trustee may be merged or with which it may be consolidated, or any corporation or association resulting from any merger or consolidation to which the Owner Trustee shall be a party, shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto, anything herein, or in any agreement relating to such merger or consolidation, by which any such Owner Trustee may seek to retain certain powers, rights and privileges therefore obtaining for any period of time following such merger or consolidation, to the contrary notwithstanding.

                (b)     Any successor to the Owner Trustee appointed pursuant to
Section 10.01 of the Deposit Trust Agreement shall be the successor Owner Trustee under this Indenture without the execution or filing of any paper, instrument or further act to be done on the part of the parties hereto.

                (c) Upon any consolidation or merger of or other succession to the Owner Trustee in accordance with this Section 3.04, the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person succeeding to the Owner Trustee under the Deposit Trust Agreement may exercise every right and power of the Owner Trustee, on behalf of the Issuer, under this Indenture with the same effect as if such Person had been named as the Owner Trustee herein.

SECTION 3.05. PROTECTION OF TRUST ESTATE.

                (a) The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action as may be necessary or advisable to:

                        (i) Grant more effectively all or any portion of the Trust Estate;

                        (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;


                                     III-5

                        (iii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

                        (iv)    enforce any of the Mortgage Documents; or

                        (v) preserve and defend title to the Trust Estate and the rights of the Trustee, and of the Bondholders and MBIA, in the Pledged Mortgages and the other property held as part of the Trust Estate against the claims of all Persons and parties.

                The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required pursuant to this Section 3.05; provided, however, that such designation shall not be deemed to create a duty in the Trustee to monitor the compliance of the Issuer with the foregoing covenants; and provided further, however, that the duty of the Trustee to execute any instrument required pursuant to this Section 3.05 shall arise only if the Trustee has knowledge pursuant to Section 6.01(d) of the occurrence of a failure of the Issuer to comply with provisions of this Section 3.05.

                (b) Except as permitted by Section 8.08, the Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 3.06 (or from the jurisdiction in which it was held, or to which it is intended to be removed, as described in the Opinion of Counsel delivered at the Closing Date pursuant to Section 2.12(c), if no Opinion of Counsel has yet been delivered pursuant to Section 3.06) or cause or permit ownership or the pledge of any portion of the Trust Estate that consists of book-entry securities to be recorded on the books of a Person located in a different jurisdiction from the jurisdiction in which such ownership or pledge was recorded at such time unless the Trustee and MBIA shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.


                                     III-6

SECTION 3.06. OPINIONS AS TO TRUST ESTATE.

                On or before February 15 in each calendar year, beginning with the first calendar year commencing more than three months after the Closing Date, the Issuer shall furnish to the Trustee and MBIA an Opinion of Counsel reasonably satisfactory in form and substance to the Trustee and MBIA either stating that, in the opinion of such counsel, such action has been taken as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe all such actions, if any, that will, in the opinion of such counsel, be required to be taken to maintain the lien and security interest of this Indenture with respect to the Trust Estate until May 15 in the following calendar year.

SECTION 3.07. PERFORMANCE OF OBLIGATIONS; MASTER SERVICING AGREEMENT.

                (a) The Issuer shall punctually perform and observe all of its obligations and agreements contained in the Deposit Trust Agreement. The Issuer and the Trustee shall punctually perform and observe all of their respective obligations and agreements contained in the Master Servicing Agreement.

                (b) The Issuer shall not take any action and will use its reasonable good faith efforts not to permit any action to be taken by others that would release any Person from any of such Person's covenants or obligations under any of the Mortgage Documents or under any instrument included in the Trust Estate, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the Mortgage Documents, except as expressly provided or permitted in this Indenture and the Master Servicing Agreement or such Mortgage Document or other instrument or unless such action will not adversely affect the interests of the Holders of the Bonds and MBIA.

                (c) The Issuer shall monitor the performance of the Master Servicer under the Master Servicing Agreement, and shall use its reasonable good faith efforts to cause the Master


                                     III-7

Servicer duly and punctually to perform all of its duties and obligations thereunder. Upon the occurrence of a Master Servicing Default of which an Authorized Officer of the Issuer has actual knowledge under the Master Servicing Agreement, the Issuer shall promptly notify the Trustee and MBIA thereof, and shall, subject to the prior written consent of MBIA, specify in such notice the action, if any, the Issuer is taking in respect of such Master Servicing Default. So long as any such Master Servicing Default shall be continuing and subject to the prior written consent of MBIA, the Trustee may (i) terminate all of the rights and powers of the Master Servicer pursuant to the applicable provisions of the Master Servicing Agreement; (ii) exercise any rights it may have to enforce the Master Servicing Agreement against the Master Servicer; and/or (iii) waive any such Master Servicing Default under the Master Servicing Agreement or take any other action with respect to such Master Servicing Default as is permitted thereunder.

                (d) Upon any termination by the Trustee of the Master Servicer's rights and powers pursuant to the Master Servicing Agreement, the rights and powers of the Master Servicer with respect to the Pledged Mortgages shall vest in the Trustee and the Trustee shall be the successor in all respects to the Master Servicer in its capacity as Master Servicer with respect to such Pledged Mortgages under the Master Servicing Agreement, until the Trustee shall have appointed, with the consent of the Issuer, such consent not to be unreasonably withheld, and the Rating Agencies and MBIA, provided, however, with respect to MBIA such consent shall not be required if a MBIA Default shall have occurred and be continuing, and in accordance with the applicable provisions of the Master Servicing Agreement a new Person to serve as successor to the Master Servicer. With such consent, the Trustee may elect to continue to serve as successor Master Servicer under the Master Servicing Agreement. Upon appointment of a successor Master Servicer, the Trustee and such successor Master Servicer shall enter into a master servicing agreement in a form substantially similar to the Master Servicing Agreement. In connection with any such appointment, the Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, but in no event shall such compensation of any successor Master Servicer (including the Trustee) be in excess of that payable to the Master Servicer under the Master Servicing Agreement.


                                     III-8

                (e) Upon any termination of the Master Servicer's rights and powers pursuant to the Master Servicing Agreement, the Trustee shall promptly notify the Issuer, MBIA and the Rating Agencies, specifying in such notice that the Trustee or any successor Master Servicer, as the case may be, has succeeded the Master Servicer under the Master Servicing Agreement, which notice shall also specify the name and address of any such successor Master Servicer.

SECTION 3.08. INVESTMENT COMPANY ACT.

                The Issuer shall at all times conduct its operations so as not to be subject to the Investment Company Act of 1940, as amended (or any successor statute), and the rules and regulations thereunder.

SECTION 3.09. NEGATIVE COVENANTS.

        The Issuer shall not:

                (a) sell, transfer, exchange or otherwise dispose of any portion of the Trust Estate except as expressly permitted by this Indenture or the Master Servicing Agreement;

                (b) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Bonds by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate;

                (c) engage in any business or activity other than in connection with, or relating to, the issuance of the Bonds and the Investor Certificate pursuant to this Indenture and the Deposit Trust Agreement, respectively, or amend Section 2.03 or Section 10.01 of the Deposit Trust Agreement as in effect on the Closing Date without, in each case, the consent of MBIA and the consent of the Holders of 662/3% of the aggregate Principal Amount of the Bonds then Outstanding;

                (d) incur any indebtedness or assume or guaranty any indebtedness of any Person, except for such indebtedness as


                                     III-9
        may be incurred by the Issuer in connection with the issuance of the Bonds pursuant to this Indenture;

                (e)     dissolve or liquidate in whole or in part; or

                (f) (i) permit the validity or effectiveness of this Indenture or any Grant to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (ii) permit any lien, charge, security interest, mortgage or other encumbrance (other than the lien of this Indenture, the lien created by Section 8.04 of the Deposit Trust Agreement, as in effect on the Closing Date, or any Permitted Encumbrance) to be created on or extended to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof or (iii) permit the lien of this Indenture not to constitute a valid perfected first priority security interest in the Trust Estate.

SECTION 3.10. ANNUAL STATEMENT AS TO COMPLIANCE.

                On or before 120 days after the end of the first fiscal year of the Issuer which ends more than three months after the Closing Date, and each fiscal year thereafter, the Issuer shall deliver to the Trustee and MBIA, unless a MBIA Default has occurred and is continuing, a written statement, signed by an Authorized Officer, stating that:

                (1) a review of the fulfillment by the Issuer during such year of its obligations under this Indenture has been made under such officer's supervision; and

                (2) to the best of such officer's knowledge, based on such review, the Issuer has fulfilled all of its obligations under this Indenture throughout such year, or, if there has been a Default in the fulfillment of any such obligation, specifying each such Default known to such officer and the nature and status thereof.


                                     III-10

SECTION 3.11. RECORDING OF ASSIGNMENTS.

                The Issuer shall cause the Assignments of the Pledged Mortgages securing the Bonds to be duly recorded in the manner specified in Section 2(a)(i) of the Master Servicing Agreement. If the Issuer fails to cause the Assignments to be recorded within the time limit provided thereunder, the Issuer shall purchase such corresponding Pledged Mortgages pursuant to Section 8.04 and the applicable provisions of the Master Servicing Agreement.

SECTION 3.12. LIMITATION OF LIABILITY OF WILMINGTON TRUST COMPANY.

                It is expressly understood and agreed by the parties hereto that
(a) this Indenture is executed and delivered by Wilmington Trust Company, not individually or personally but solely as owner trustee of Sequoia Mortgage Trust 1 under the Deposit Trust Agreement, in the exercise of the powers and authority conferred and vested in it as Owner Trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company, but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any being expressly waived by the Trustee, MBIA, and the Bondholders and by any Person claiming by, through or under the Trustee, MBIA, and the Bondholders and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Indenture or the other Operative Agreements.


                                     III-11

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

SECTION 4.01. SATISFACTION AND DISCHARGE OF INDENTURE.

        Whenever the following conditions shall have been satisfied:

                (1)     either

                        (A) all Bonds theretofore authenticated and delivered (other than (i) Bonds which have been destroyed, lost or stolen and which have been replaced or paid as provided in
                Section 2.08, and (ii) Bonds for whose payment money has theretofore been deposited in trust and thereafter repaid to the Issuer, as provided in Section 3.03) have been delivered to the Trustee for cancellation; or

                        (B) all Bonds not theretofore delivered to the Trustee for cancellation

                                (i)     have become due and payable, or

                                (ii)    will become due and payable at the
                        Stated Maturity of the final installment of the principal thereof within one year, or

                                (iii) are to be called for redemption within one year under irrevocable arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer, and the Issuer, in the case of clause (B)(i), (B)(ii) or (B)(iii) above, has deposited or caused to be deposited with the Trustee, in trust for such purpose, an amount sufficient to pay and discharge the entire indebtedness on such Bonds not theretofore delivered to the Trustee for cancellation, for principal and interest to the Stated Maturity of their entire unpaid principal amount or to the applicable Redemption Date, as the case may be, and in the case of

        Bonds which were not paid at the Stated Maturity of their entire unpaid principal amount, for all overdue principal and all interest payable on such Bonds to the next succeeding Payment Date therefor;

                (2) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer; and

                (3) the Issuer has delivered to the Trustee and MBIA, unless a MBIA Default has occurred and is continuing, an Officers' Certificate and an Opinion of Counsel reasonably satisfactory in form and substance to the Trustee each stating that all conditions precedent herein providing for the satisfaction and discharge of this Indenture have been complied with;

then, upon Issuer Request, this Indenture and the lien, rights and interests created hereby shall cease to be of further effect, and the Trustee and each co-trustee and separate trustee, if any, then acting as such hereunder shall, at the expense of the Issuer, execute and deliver all such instruments as may be necessary to acknowledge the satisfaction and discharge of this Indenture and shall pay, or assign or transfer and deliver, to the Issuer or upon Issuer Order all Pledged Mortgages, cash, securities and other property held by it as part of the Trust Estate remaining after satisfaction of the conditions set forth in clauses (1) and (2) above.

                Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer to the Trustee under Section 6.07, the obligations of the Trustee to the Issuer and the Holders of Bonds under Section 3.03, the obligations of the Trustee to the Holders of Bonds under Section 4.02 and the provisions of Article II with respect to lost, stolen, destroyed or mutilated Bonds, registration of transfers of Bonds and rights to receive payments of principal of, and interest on, the Bonds shall survive.

SECTION 4.02. APPLICATION OF TRUST MONEY.

                All money deposited with the Trustee pursuant to Sections 3.03 and 4.01 shall be held in trust and applied by it, in accordance with the provisions of the Bonds and this

Indenture, to the payment, either directly or through any Paying Agent, as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with the Trustee.

                                    ARTICLE V

                              DEFAULTS AND REMEDIES

SECTION 5.01. EVENT OF DEFAULT.

                "Event of Default", wherever used herein, means, with respect to Bonds issued hereunder, any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                (1)     if the Issuer shall

                        (A) default in the payment when and as due of any installment of principal of or interest on any Bond, or

                        (B) default in the payment of the Redemption Price of any Bond which has been called for redemption pursuant to
                Article X;

                (2) if the Issuer shall breach, or default in the due observance, of any one or more of the covenants set forth in clauses (a) through (e) of Section 3.09;

                (3) if the Issuer shall breach, or default in any material respect in the due observance or performance of, any other of its covenants in this Indenture and such Default shall continue for a period of 30 days (such 30 day period to be automatically extended for 30 days upon delivery by the Issuer of an Officers' Certificate setting forth the steps being taken and stating the default is curable, to the Trustee and, provided no MBIA Default has occurred and is continuing, to MBIA) after there shall have been given, by registered or certified mail, to the Issuer and MBIA by the Trustee, or to the Issuer and the Trustee by MBIA, or, during the existence of a MBIA Default by the Holders of Bonds representing more than 50% of the aggregate Principal Amount of the Bonds, a written notice specifying such Default and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder;

                (4) if any representation or warranty of the Issuer made in this Indenture, or any certificate or other writing delivered pursuant hereto or in connection herewith shall prove to be incorrect in any material respect as of the time when the same shall have been made and, within 30 days (such 30 day period to be automatically extended for 30 days upon delivery by the Issuer of an Officers' Certificate setting forth the steps being taken and stating the default is curable, to the Trustee and, provided no MBIA Default has occurred and is continuing, to
        MBIA) after there shall have been given, by registered or certified mail, written notice thereof to the Issuer and MBIA by the Trustee, or to the Issuer and the Trustee by MBIA, or, during the existence of a MBIA Default, by the Holders of Bonds representing more than 50% of the aggregate Principal Amount of the Bonds, the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured;

                (5) the entry of a decree or order for relief by a court having jurisdiction in respect of the Issuer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

                (6) the commencement by the Issuer of a voluntary case under the federal bankruptcy laws, as now or hereafter in effect, or any other present or future federal or state bankruptcy, insolvency or similar law, or the consent by the Issuer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or of any substantial part of its property or the making by the Issuer of an assignment for the benefit of creditors or the failure by the Issuer generally to pay its debts as such debts become due or the taking of corporate action by the Issuer in furtherance of any of the foregoing.

                (a)     [Reserved]

                (b) Notwithstanding the foregoing, the failure of the Issuer to pay when and as due any installment of principal of (regardless of the lapse of any grace period) any Bond shall not constitute an Event of Default hereunder unless the Principal Amount of the Bonds after application of all available amounts on deposit in the Distribution Account on a Payment Date exceeds the Pool Principal Balance with respect to such Payment Date or unless the aggregate Principal Amount of the Bonds is not paid in full on the Stated Maturity. Subject to the foregoing, Section 5.01 of the Indenture shall otherwise apply in all respects to the Bonds.

SECTION 5.02. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

                Subject to Section 12.01(a)(vi) hereof, if an Event of Default occurs and is continuing with respect to the Bonds, then and in every such case the Trustee or the Holders of Bonds representing more than 50% of the aggregate Principal Amount of the Bonds may declare all the Bonds to be immediately due and payable, provided, however, that if a MBIA Default shall have occurred and is continuing, such declaration may not have occurred prior to the 45th day after the occurrence of the applicable Event of Default, by a notice in writing to the Issuer (and to the Trustee if given by Bondholders), and upon any such declaration such Bonds shall become immediately due and payable in an amount equal to:

                (i)     the aggregate Principal Amount of all Classes of Bonds,

                (ii) accrued and unpaid interest at the Class A-1 Interest Rate or Class A-2 Interest Rate, as applicable, on the aggregate Principal Amounts through the date of acceleration, and

                (iii) interest (but only to the extent payment thereof shall be legally enforceable) on any overdue installments of interest on the Bonds from the due date of any such installments to the date of the acceleration at the Bond Interest Rate at which such interest accrued or such lower rate at which payment of such interest shall be legally enforceable.

                At any time after such a declaration of acceleration of maturity of the Bonds has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, MBIA or, in the case of a MBIA Default, the Holders of Bonds representing more than 50% of the aggregate Principal Amount of the Bonds, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

                (1) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

                        (A) all payments of principal of, and interest on, all Bonds and all other amounts which would then be due hereunder or upon such Bonds if the Event of Default giving rise to such acceleration had not occurred; and

                        (B) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                (2) all Events of Default, other than the nonpayment of the principal of Bonds which have become due solely by such acceleration, have been cured or waived as provided in Section 5.15.

                No such rescission shall affect any subsequent Default or impair any right consequent thereon.

SECTION 5.03. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE.

                The Issuer covenants that if an Event of Default shall occur and be continuing in respect to the Bonds and the Bonds have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Issuer will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of the Bonds:

                        (i)     the amounts specified in the first paragraph of
        Section 5.02, and

                        (ii) in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, and at the direction of MBIA, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Bonds and collect, out of the Trust Estate (as defined in the Deposit Trust Agreement), wherever situated, of the Issuer, the moneys adjudged or decreed to be payable in the manner provided by law; provided, however, that neither the Bank nor any of its agents, officers, directors, employees, successors or assigns shall be personally liable for any amounts due under the Bonds or this Indenture.

                If an Event of Default occurs and is continuing, the Trustee shall, with the prior written consent of MBIA, or, in the case of a MBIA Default, the Trustee may proceed to protect and enforce its rights and the rights of the Bondholders by any Proceedings the Trustee deems appropriate to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or enforce any other proper remedy, including, without limitation, instituting a Proceeding prior to any declaration of acceleration of the Stated Maturity of the Bonds for the collection of all amounts then due and unpaid on such Bonds, prosecuting such Proceeding to final judgment or decree, enforcing the same against the Issuer and collecting out of the property, wherever situated, of the Issuer the moneys adjudged or decreed to be payable in the manner provided by law.

SECTION 5.04. REMEDIES.

                Subject to the rights of MBIA under Article XII hereof, if an Event of Default shall have occurred and be continuing and the Bonds have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Trustee (subject to Section 5.18, to the extent applicable) may do one or more of the following:

                (a) institute Proceedings for the collection of all amounts then payable on the Bonds, or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer moneys adjudged due;

                (b) in accordance with Section 5.18, sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

                (c) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate; and

                (d) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Holders of the Bonds hereunder, provided, however, subject to the rights of MBIA under Article XII hereof, that prior to exercising the foregoing, the Trustee shall have consulted with the Issuer concerning alternative pay down scenarios but in no event shall such consultation in any way restrict the rights of MBIA to exercise the remedies set forth in this Section 5.04.

SECTION 5.05. [RESERVED].


SECTION 5.06. TRUSTEE MAY FILE PROOFS OF CLAIM.

                Subject to Article XII hereof, including the rights of MBIA thereunder, and in case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, composition or other judicial Proceeding relative to the Issuer or any other obligor upon any of the Bonds or the property of the Issuer or of such other obligor or their creditors, the Trustee (irrespective of whether the Bonds shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer for the payment of any overdue principal or interest) shall be entitled and empowered, by intervention in such Proceeding or otherwise to:

                        (i) file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Bonds and file such other papers or documents and take such other actions as it deems necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Bondholders allowed in such Proceeding; and

                        (ii) collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any receiver, assignee, trustee, liquidator or sequestrator (or other similar official) in any such Proceeding is hereby authorized by each Bondholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Bondholders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.07.

                Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Bondholder any plan of reorganization, arrangement, adjustment or composition affecting any of the Bonds or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Bondholder in any such Proceeding.

SECTION 5.07. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF BONDS.

                All rights of action and claims under this Indenture or any of the Bonds may be prosecuted and enforced by the Trustee without the possession of any of the Bonds or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the Holders of the Bonds in respect of which such judgment has been recovered. Any surplus shall be available, in accordance with
Section 5.08, for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

SECTION 5.08. APPLICATION OF MONEY COLLECTED.

                If the Bonds have been declared due and payable following an Event of Default and such declaration and its consequences have not been rescinded and annulled, any money collected by the Trustee with respect to the Bonds pursuant to this Article or otherwise and any monies that may then be held or thereafter received by the Trustee with respect to the Bonds shall be applied, after payment to the Trustee of such amounts as may be payable to it under Section 6.07, in the order, at the date or dates fixed by the Trustee and, in case of the distribution of the entire amount due on account of principal of, and interest on, such Bonds, upon presentation and surrender thereof:

                First: To the payment of amounts then due and unpaid to any Servicer or the Master Servicer in respect of Nonrecoverable Advances or Nonrecoverable Master Servicer Advances made by such Servicer or the Master Servicer pursuant to the related Servicing Agreement or the Master Servicing Agreement;

                Second: To the payment of amounts of interest and principal then due and unpaid upon the Outstanding Bonds in accordance with the priorities set forth in Section 2.03(b); and

                Third: To the payment of the remainder, if any, to the Issuer or any other Person legally entitled thereto.

SECTION 5.09. LIMITATION ON SUITS.

                No Holder of a Bond shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                (1) such Holder has previously given written notice to the Trustee and MBIA, unless a MBIA Default has occurred and is continuing, of a continuing Event of Default;

                (2) the Holders of Bonds representing more than 50% of the aggregate Principal Amount of the Bonds, with the prior written consent of MBIA unless there is a MBIA Default, shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                (3) such Holder or Holders have offered to the Trustee indemnity in full against the costs, expenses and liabilities to be incurred in compliance with such request;

                (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

                (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by MBIA or the Holders of Bonds representing more than 50% of the aggregate Principal Amount of the Bonds in the case of a MBIA Default;

it being understood and intended that no one or more Holders of Bonds shall have any right in any manner whatever by virtue of, or by availing themselves of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Bonds or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Bonds.

SECTION 5.10. UNCONDITIONAL RIGHTS OF BONDHOLDERS TO RECEIVE PRINCIPAL AND
              INTEREST.

                Notwithstanding any other provision in this Indenture, other than the provisions hereof limiting the right to recover amounts due on a Bond to recovery from the property of the Issuer, the Holder of any Bond shall have the right, to the extent permitted by applicable law, which right is absolute and unconditional, to receive payment of each installment of interest on such Bond on the respective Stated Maturities of such installments of interest, to receive payment of each installment of principal of such Bond when due (or, in the case of any Bond called for redemption, on the date fixed for such redemption) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

SECTION 5.11. RESTORATION OF RIGHTS AND REMEDIES.

                If the Trustee, MBIA or any Bondholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee, MBIA or to such Bondholder, then and in every such case the Issuer, the Trustee, MBIA and the Bondholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee, MBIA and the Bondholders shall continue as though no such Proceeding had been instituted.

SECTION 5.12. RIGHTS AND REMEDIES CUMULATIVE.

                No right or remedy herein conferred upon or reserved to the Trustee, MBIA or to the Bondholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.13. DELAY OR OMISSION NOT WAIVER.

                No delay or omission of the Trustee or of any Holder of any Bond to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee, MBIA or to the Bondholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Bondholders, as the case may be.

SECTION 5.14. CONTROL BY BONDHOLDERS.

                Subject to the rights of MBIA under Article XII hereof, the Holders of Bonds representing more than 50% of the aggregate Principal Amount of the Bonds shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, however, that:

                (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                (2) any direction to the Trustee to undertake a Sale of the Trust Estate shall be by the Holders of Bonds representing the percentage of the aggregate Principal Amount of the Bonds specified in
        Section 5.18(b)(1), unless Section 5.18(b)(2) is applicable; and

                (3)     [Reserved];

                (4) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; provided, however, that, subject to Section 6.01, the Trustee need not take any action which it determines might involve it in liability or be unjustly prejudicial to the Bondholders not consenting.

SECTION 5.15. WAIVER OF PAST DEFAULTS.

                Subject to the rights of MBIA under Article XII hereof, the Holders of Bonds representing more than 50% of the aggregate

Principal Amount of the Bonds may waive any past Default hereunder and its consequences, except a Default:

                (1) in the payment of any installment of principal of, or interest on, any Bond; or

                (2)     in respect of a covenant or provision hereof which under
        Section 9.02 cannot be modified or amended without the consent of the Holder of each Outstanding Bond affected.

                Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

SECTION 5.16. UNDERTAKING FOR COSTS.

                All parties to this Indenture agree, and each Holder of any Bond by his or her acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Bondholder, or group of Bondholders, holding in the aggregate Bonds representing more than 10% of the aggregate Principal Amount of the Bonds, or to any suit instituted by any Bondholder for the enforcement of the payment of any installment of interest on any Bond on or after the Stated Maturity thereof expressed in such Bond or for the enforcement of the payment of any installment of principal of any Bond when due (or, in the case of any Bond called for redemption, on or after the applicable redemption date).

SECTION 5.17. WAIVER OF STAY OR EXTENSION LAWS.

                The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension of law wherever enacted, now or at any time hereafter in force, which may affect the covenants in, or the performance of, this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

SECTION 5.18. SALE OF TRUST ESTATE.

                (a) The power to effect any sale (a "Sale") of any portion of the Trust Estate pursuant to Section 5.04 shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Bonds and under this Indenture with respect thereto shall have been paid. The Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

                (b) To the extent permitted by law, the Trustee shall not in any private Sale sell or otherwise dispose of the Trust Estate, or any portion thereof, unless:

                (1) the Holders of all Bonds consent to, or direct the Trustee to make, such Sale; or

                (2) the proceeds of such Sale would be not less than the entire amount which would be distributable to the Holders of the Bonds, in full payment thereof in accordance with Section 5.08, on the Payment Date next succeeding the date of such Sale.

                (3)     [Reserved]

                The purchase by the Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or disposition thereof for purposes of this Section 5.18(b).

                (c) Unless the Holders of all Bonds have otherwise consented or directed the Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this Section 5.18 has not been established by the Trustee and no Person bids an amount equal to or greater than such amount, the Trustee shall bid an amount at least $1.00 more than the highest other bid.

                (d) In connection with a Sale of all or any portion of the Trust Estate:

                (1) any Holder or Holders of Bonds may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Bonds or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such Sale, be payable thereon, and such Bonds, in case the amount so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

                (2) the Trustee may bid for and acquire the property offered for Sale in connection with any public Sale thereof, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Holders of the Bonds as a result of such Sale in accordance with Section 5.08 on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Bonds in order to complete any such Sale or in order for the net Sale price to be credited against such Bonds, and any property so acquired by the

        Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                (3) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

                (4) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                (5) no purchaser or transferee at such a Sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

SECTION 5.19. ACTION ON BONDS.

                The Trustee's right to seek and recover judgment under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee, MBIA or the Holders of Bonds shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate.

                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 6.01. DUTIES OF TRUSTEE.

                (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs. If a MBIA Default has occurred and is continuing the Trustee shall use reasonable efforts to locate an additional insurer; provided that no additional insurance policy to the MBIA Policy shall be accepted unless the Rating Agencies shall have provided written confirmation that, upon such policy being in force, the ratings on the Bonds would be in the highest rating category of each such agency and the Issuer has consented to such additional insurer.

                (b)     Except during the continuance of an Event of Default:

                        (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture; and

                        (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee shall, however, examine such certificates and opinions to determine whether they conform to the requirements of this Indenture.

                (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                        (1) This paragraph does not limit the effect of subsection (b) of this Section;

                        (2) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

                        (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to
        Section 5.14 or Section 5.18;

                        (4) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith at the direction of Bondholders or MBIA.

                (d) Except with respect to duties of the Trustee prescribed by the TIA, as to which this Section 6.01(d) shall not apply, for all purposes under this Indenture, the Trustee shall not be deemed to have notice or knowledge of any Event of Default described in Section 5.01(2), 5.01(5) or 5.01(6) or any Default described in Section 5.01(3) or 5.01(4) or any Master Servicing Default or default under the Master Servicing Agreement unless a Responsible Officer assigned to and working in the Trustee's corporate trust department has actual knowledge thereof or unless written notice of any event which is in fact such an Event of Default, Master Servicing Default or default is received by the Trustee at the Corporate Trust Office, and such notice references the Bonds generally, the Issuer, the Trust Estate or this Indenture.

                (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. In determining that such repayment or indemnity is not reasonably assured to it, the Trustee must consider not only the likelihood of repayment or indemnity by or on behalf of the Issuer but also the likelihood of repayment or indemnity from amounts payable to it from the Trust Estate pursuant to Sections 6.07 and 8.02(d); provided, however, that, except as provided in the first sentence of this Section 6.01(e), the Trustee shall not refuse or fail to perform any of its duties hereunder solely as a result of nonpayment of its reasonable fees and expenses; and provided further, however, that nothing in this Section 6.01(e) shall be construed to limit the exercise by the Trustee of any right or remedy permitted under this Indenture or otherwise in the event of the Issuer's failure to pay the amounts due the Trustee pursuant to Section 6.07.

                (f) Every provision of this Indenture that in any way relates to the Trustee is subject to the provisions of this Section.

                (g) Notwithstanding any extinguishment of all right, title and interest of the Issuer in and to the Trust Estate following an Event of Default and a consequent declaration of acceleration of the Stated Maturity of the Bonds, whether such extinguishment occurs through a Sale of the Trust Estate to another Person, the acquisition of the Trust Estate by the Trustee or otherwise, the rights, powers and duties of the Trustee with respect to the Trust Estate (or the proceeds thereof) and the Bondholders and MBIA and the rights of Bondholders and MBIA shall continue to be governed by the terms of this Indenture.

SECTION 6.02. NOTICE OF DEFAULT.

                Upon the Trustee obtaining knowledge of the occurrence of any Default, the Trustee shall transmit by mail to MBIA and all Holders of Bonds notice of each such Default; provided, however, that except in the case of a Default of the type described in Section 5.01(1), the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interests of the Holders of the Bonds; and provided, further, that the Trustee shall not withhold such notice from MBIA; and provided, further, that in the case of any Default of the character specified in Section 5.01(3) or 5.01(4) no such notice to MBIA and Holders of the Bonds shall be given until at least 30 days after the occurrence thereof. Concurrently with the mailing of any such notice to MBIA and the Holders of the Bonds, the Trustee shall transmit by mail a copy of such notice to the Rating Agencies.

SECTION 6.03. RIGHTS OF TRUSTEE.

                Except as otherwise provided in Section 6.01 hereof:

                (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order, and any resolution of the board of directors may be sufficiently evidenced by a written resolution;

                (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate or the Officer's Certificate of the Master Servicer;

                (d) the Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Bondholders pursuant to this Indenture, unless such Bondholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee, in its discretion may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled, on reasonable prior notice to the Issuer, to examine the books, records and premises of the Issuer, personally or by agent or attorney, during the Issuer's normal business hours; provided that the Trustee shall and shall cause its agents to hold in confidence all such information except to the extent disclosure may be required by law and except to the extent that the Trustee, in its sole judgment, may determine that such disclosure is consistent with its obligations hereunder;

                (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, provided, however, that the Trustee shall remain liable for the execution and performance of any powers and duties by the Trustee directly or by or through agents or attorneys appointed and supervised by the Trustee hereunder;

                (h) the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers;

                (i) prior to the time that one of its Responsible Officers obtains actual knowledge of a Master Servicing Default as defined in the Master Servicing Agreement or a failure by the Master Servicer thereunder which with notice and the passage of time will become a Master Servicing Default, the Trustee shall not be responsible for taking action with respect thereto;

                (j) the Trustee shall not be responsible for supervising, monitoring or reviewing the Master Servicer's performance of its duties under the Master Servicing Agreement except to the extent of determining (i) that the periodic reports, certificates and opinions required to be delivered by the Master Servicer to it thereunder are delivered in timely fashion and conform to the requirements of the Master Servicing Agreement and (ii) that the amounts received by it from the Master Servicer for deposit in the Distribution Account during any month are as shown in the Master Servicer's report for such month; and

                (k)     the provisions of this Section, other than clauses (e),
(i) and (j), and of Sections 6.01(b) and (c) shall apply to the Trustee as it may be Successor Master Servicer under the Master Servicing Agreement.

SECTION 6.04. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF BONDS.

                The recitals contained herein and in the Bonds, except the certificates of authentication on the Bonds, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations with respect to the Trust Estate or as to the validity or sufficiency of this Indenture or of the Bonds. The Trustee shall not be accountable for the use or application by the Issuer of the Bonds or the proceeds thereof or any money paid to the Issuer or upon Issuer Order pursuant to the provisions hereof.

SECTION 6.05. MAY HOLD BONDS.

                The Trustee, any Agent, or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Bonds and, subject to Sections 6.08 and 6.13, may otherwise deal with the Issuer or any Affiliate of the Issuer with the same rights it would have if it were not the Trustee, Agent or such other agent.

SECTION 6.06. MONEY HELD IN TRUST.

                Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by this Indenture or by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Issuer and except to the extent of income or other gain on investments which are obligations of the Trustee, in its commercial capacity, and income or other gain actually received by the Trustee on investments, which are obligations of others.

SECTION 6.07. COMPENSATION AND REIMBURSEMENT.

                The Issuer agrees to indemnify the Trustee and its agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part, arising out of, or in connection with, the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim in connection with the exercise or performance of any of their powers or duties hereunder, provided, however that unless a MBIA Default exists, the Trustee shall notify MBIA of such legal action (provided that the failure to notify MBIA shall not waive the rights of the Trustee to indemnification) and such indemnification by the Trustee out of the Bond Account shall be preconditioned on the Trustee's duty (i) to allow MBIA to control the defense or settlement of any such action and (ii) to allow MBIA to direct the Trustee with respect thereto; provided, further, that (a) if MBIA does not assume control of the defense of any such action within a reasonable period of time after the filing of such action, the Trustee shall have the right to act on its own in defending the action until such time as MBIA assumes control of the defense, (b) the Trustee along with MBIA shall have the right to consent to any counsel hired to defend the Trustee (which consent of the Trustee shall not be unreasonably withheld) and (c) the Trustee along with MBIA shall have the right to consent to any settlement if the amount of such settlement is less than full indemnification and the Trustee would not be fully released from liability with respect to such action as a result of such settlement. Any amounts payable to the Trustee and its agents, in respect of indemnification provided by this paragraph, or pursuant to any other right of reimbursement from the Bond Account that the Trustee and its agents, may have hereunder in its capacity as such, including but not limited to the following paragraph of this Section 6.07, may be withdrawn by the Master Servicer from the Bond Account and payable to the Trustee, or its agents, at any time subject to a maximum amount of $150,000 in any calendar year pursuant to Section 3(f)(iii)(D) of the Master Servicing Agreement. Any such amounts due to the Trustee, or its agents, in excess of $150,000 in such calendar year shall be reimbursable to the Trustee pursuant to
Section 3(f)(vii)(G) of the Master Servicing Agreement.

                As security for the performance of the obligations of the Issuer under this Section, the Trustee shall have a lien ranking junior to the lien of the Bonds with respect to which any claim of the Trustee under this Section arose upon all property and funds held or collected as part of the Trust Estate by the

Trustee in its capacity as such payable pursuant to Section 3(f)(viii)(G) of the Master Servicing Agreement. The Trustee shall not institute any Proceeding seeking the enforcement of such lien against the Trust Estate unless such Proceeding is in connection with a Proceeding in accordance with Article V for enforcement of the lien of this Indenture after the occurrence of an Event of Default (other than an Event of Default arising solely from the Issuer's failure to pay amounts due the Trustee under this Section 6.07) and a resulting declaration of acceleration of Stated Maturity of the Bonds which has not been rescinded and annulled.

                The Trustee shall be compensated for its services rendered hereunder pursuant to a separate agreement between it and the Master Servicer and shall not look to the Issuer therefor.

SECTION 6.08. ELIGIBILITY; DISQUALIFICATION.

                Irrespective of whether this Indenture is qualified under the TIA, this Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1) and 310(a)(5). The Trustee shall always have a combined capital and surplus as stated in Section 6.09. The Trustee shall be subject to TIA Section 310(b).

SECTION 6.09. TRUSTEE'S CAPITAL AND SURPLUS.

                The Trustee shall at all times have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding company system, the aggregate combined capital and surplus of which is at least $50,000,000; provided, however, that the Trustee's separate capital and surplus shall at all times be at least the amount required by TIA Section 310(a)(2) if this Indenture is qualified under the TIA. If the Trustee publishes annual reports of condition of the type described in TIA Section 310(a)(2), its combined capital and surplus for purposes of this Section 6.09 shall be as set forth in the latest such report.

SECTION 6.10. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

                (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11.

                (b) The Trustee may resign at any time by giving written notice thereof to the Issuer and MBIA. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                (c)     The Trustee may be removed at any time by (1) MBIA or
(2) by Act of the Holders representing more than 50% of the aggregate Principal Amount of the Bonds, with the prior written consent of MBIA; provided, however, MBIA shall have no such right if a MBIA Default exists and is continuing, delivered to the Trustee and to the Issuer.

                (d)     If at any time:

                        (1) the Trustee shall have a conflicting interest prohibited by Section 6.08 and shall fail to resign or eliminate such conflicting interest in accordance with Section 6.08 after written request therefor by the Issuer, MBIA or by any Bondholder; provided, however, that this Section 6.10(d)(1) shall not be operative as part of this Indenture unless and until this Indenture is qualified under the TIA, and until such qualification this Indenture shall be construed as if this Section 6.10(d)(1) were not contained herein; or

                        (2)     the Trustee shall cease to be eligible under
        Section 6.09 or shall become incapable of acting or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Issuer by an Issuer Order may remove the Trustee or (ii) subject to Section 5.16, MBIA or any Bondholder who has been a bona fide Holder of a Bond for at least six months may, on behalf of itself and all others similarly situated, and with the prior written consent of MBIA unless a MBIA Default exists and is continuing, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee, unless this Indenture is qualified under the TIA and the Trustee's duty to resign is stayed as provided in Section 310(b) of the TIA.

                (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Issuer, by an Issuer Order and with the prior written consent of MBIA unless a MBIA Default exists and is continuing, shall promptly appoint a successor Trustee. If within one year after such resignation, removal or incapability or the occurrence of such vacancy a successor Trustee shall be appointed by MBIA or by Act of the Holders of Bonds representing more than 50% of the aggregate Principal Amount of the Bonds and with the prior written consent of MBIA unless a MBIA Default exists and is continuing, delivered to the Issuer and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Issuer. If no successor Trustee shall have been so appointed by the Issuer, MBIA or Bondholders and shall have accepted appointment in the manner hereinafter provided, MBIA or any Bondholder who has been a bona fide Holder of a Bond for at least six months may, on behalf of itself and all others similarly situated and with the prior written consent of MBIA unless a MBIA Default exists and is continuing, petition any court of competent jurisdiction for the appointment of a successor Trustee.

               (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to MBIA and the Holders of Bonds. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 6.11. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer, MBIA and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee. Notwithstanding the foregoing, on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder subject nevertheless to its lien, if any, provided for in Section 6.07. Upon request of any such successor Trustee, the Issuer shall execute and deliver any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.12. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF
              TRUSTEE.

                Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article and be acceptable to MBIA, unless a MBIA Default has occurred and is continuing, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Bonds have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Bonds so authenticated with the same effect as if such successor Trustee had authenticated such Bonds.

SECTION 6.13. PREFERENTIAL COLLECTION OF CLAIM AGAINST ISSUER.

                If this Indenture is qualified under the TIA, the Trustee shall be subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b), and a Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

SECTION 6.14. CO-TRUSTEES AND SEPARATE TRUSTEES.

                Subject to the rights of MBIA under Article XII hereof, at any time or times, for the purpose of meeting the legal requirements of the TIA or of any jurisdiction in which any of the Trust Estate may at the time be located, the Issuer and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of Bonds representing more than 50% of the aggregate Principal Amount of the Bonds with respect to which a co-trustee or separate trustee is being appointed, the Issuer shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

                Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer. Each notice shall include the name and address of any such co-trustee or successor trustee.

                Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                        (1) The Bonds shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee.

                        (2) The rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

                        (3) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by an Issuer Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case of an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer. Upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee which has resigned or has been removed may be appointed in the manner provided in this Section.

                        (4) No co-trustee or separate trustee shall be required to satisfy the eligibility requirements under

        Sections 6.08 and 6.09. No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder.

                        (5) Any Act of Bondholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

SECTION 6.15. AUTHENTICATING AGENTS.

                Upon the request of the Issuer, the Trustee shall appoint an Authenticating Agent with power to act on its behalf and subject to its direction in the authentication and delivery of the Bonds designated for such authentication by the Issuer and containing provisions therein for such authentication (or with respect to which the Issuer has made other arrangements, satisfactory to the Trustee and such Authenticating Agent, for notation on the Bonds of the authority of an Authenticating Agent appointed after the initial authentication and delivery of such Bonds) in connection with transfers and exchanges under Sections 2.06 and 2.07, if any, as fully to all intents and purposes as though the Authenticating Agent had been expressly authorized by those Sections to authenticate and deliver Bonds. For all purposes of this Indenture (other than in connection with the authentication and delivery of Bonds pursuant to Sections 2.05 and 2.12 in connection with their initial issuance and for purposes of Section 2.08), the authentication and delivery of Bonds by the Authenticating Agent pursuant to this Section shall be deemed to be the authentication and delivery of Bonds "by the Trustee". Such Authenticating Agent shall at all times be a Person that both meets the requirements of Section
6.09 for the Trustee hereunder and has its principal office in the Borough of Manhattan, City and State of New York.

                Any Authenticating Agent shall also serve as Bond Registrar or co-Bond Registrar, as provided in Section 2.07. Any Authenticating Agent appointed by the Trustee pursuant to the terms of this Section 6.15 or pursuant to the terms of any supplemental indenture shall deliver to the Trustee as a condition precedent to the effectiveness of such appointment an instrument accepting the trusts, duties and responsibilities of Authenticating Agent and of Bond Registrar or co-Bond Registrar and indemnifying the Trustee for and holding the Trustee harmless against, any loss, liability or expense (including reasonable attorneys' fees) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance, administration of the trust or exercise of authority by such Authenticating Agent, Bond Registrar or co-Bond Registrar.

                Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of the Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any further act on the part of the parties hereto or the Authenticating Agent or such successor corporation.

                Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and the Issuer. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Issuer. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section, the Trustee shall promptly appoint a successor Authenticating Agent, shall give written notice of such appointment to the Issuer and shall mail notice of such appointment to all Holders of Bonds.

                The Trustee agrees, subject to Section 6.01(e), to pay to any Authenticating Agent from time to time reasonable compensation for its services and the Trustee shall be entitled to be reimbursed for such payments, subject to
Section 6.07. The provisions of Sections 2.10, 6.04 and 6.05 shall be applicable to any Authenticating Agent.

SECTION 6.16. PAYMENT OF CERTAIN INSURANCE PREMIUMS.

                Notwithstanding anything to the contrary contained in this Indenture, the Trustee agrees, for the benefit of the Holders of the Bonds and MBIA, that, should it fail to receive notice from any Servicer, or the applicable Insurer, within the time period required pursuant to the related Servicing Agreement, to the effect that any premiums due with respect to any Insurance Policies the premiums for which are required to be paid by the Servicer or the Master Servicer from amounts on deposit in any related escrow account, or required to be advanced by the related Servicer the Trustee shall proceed with diligence to make inquiries of the related Servicer, the Master Servicer, the Issuer and the applicable Insurers as to whether such premiums have been paid at the times set forth in the related Servicing Agreement. In the event such premiums have not been paid and the coverage provided under the related Insurance Policy may be interrupted or adversely affected, the Trustee agrees promptly to pay such premiums from amounts on deposit in the Distribution Account, pursuant to Section 8.02(d) and in accordance with its obligations under the applicable provisions of the Master Servicing Agreement.

                                   ARTICLE VII

                         BONDHOLDERS' LISTS AND REPORTS

SECTION 7.01. ISSUER TO FURNISH TRUSTEE NAMES AND ADDRESSES OF BONDHOLDERS.

                (a) The Issuer shall furnish or cause to be furnished to the Trustee or, upon request, to the Master Servicer (i) semi-annually, not less than 45 days nor more than 60 days after the Interest Payment Date occurring closest to six months after the Closing Date and each Interest Payment Date occurring at six-month intervals thereafter, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Bonds and
(ii) at such other times, as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Bond Registrar, no such list shall be required to be furnished to the Trustee.

                (b) In addition to furnishing to the Trustee the Bondholder lists, if any, required under subsection (a), the Issuer shall also furnish all Bondholder lists, if any, required under Section 3.03 at the times required by
Section 3.03.

SECTION 7.02. PRESERVATION OF INFORMATION; COMMUNICATIONS TO BONDHOLDERS.

                (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Bonds contained in the most recent list, if any, furnished to the Trustee as provided in Section 7.01 and the names and addresses of the Holders of Bonds received by the Trustee in its capacity as Bond Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

                (b) If this Indenture is qualified under the TIA, Bondholders may communicate pursuant to TIA Section 312(b) with other Bondholders with respect to their rights under this Indenture or under the Bonds.


                                     VII-1

                (c) If this Indenture is qualified under the TIA, the Issuer, the Trustee and the Bond Registrar shall have the protection of TIA
Section 312(c).

SECTION 7.03. REPORTS BY TRUSTEE.

                (a) If this Indenture is qualified under the TIA, then within 30 days after May 15 of each year (the "reporting date"), commencing with the year after the issuance of the Bonds, (i) in the circumstance required by TIA Section 313(a), the Trustee shall mail to all Holders and MBIA a brief report dated as of such reporting date that complies with TIA Section 313(a),
(ii) the Trustee shall also mail to Holders of Bonds and MBIA with respect to which it has made advances any reports with respect to such advances that are required by TIA Section 313(b)(2) and (iii) the Trustee shall also mail to Holders of Bonds and MBIA any reports required by TIA Section 313(b)(1). For purposes of the information required to be included in any such reports pursuant to TIA Sections 313(a)(3), 313(b)(1) (if applicable) or 313(b)(2), the principal amount of indenture securities outstanding on the date as of which such information is provided shall be the aggregate Principal Amount of the then Bonds covered by the report. The Trustee shall comply with TIA Section 313(c) with respect to any reports required by this Section 7.03(a).

                (b) If this Indenture is qualified under the TIA, a copy of each report required under this Section 7.03 shall, at the time of such transmission to Holders of Bonds and MBIA be filed by the Trustee with the Commission and with each securities exchange upon which the Bonds are listed. The Issuer will notify the Trustee when the Bonds are listed on any securities exchange.

SECTION 7.04. REPORTS BY ISSUER.

                If this Indenture is qualified under the TIA, the Issuer (a) shall file with the Trustee, within 15 days after it files them with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Issuer is required to file with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and (b) shall also comply with the other provisions of TIA
Section 314(a).


                                     VII-2

SECTION 7.05. NOTICE TO THE RATING AGENCIES AND TO MBIA.

                The Issuer shall use its best efforts promptly to provide notice to the Rating Agencies and MBIA of any of the following events of which it has actual knowledge:

                (a)     any material change to or amendment of this Indenture;

                (b) the occurrence of any Default or Event of Default that has not been cured;

                (c)     the resignation or termination of the Trustee;

                (d)     the substitution of Pledged Mortgages;

                (e)     the final payment of Bondholders; and

                (f)     any payment or claim made under the MBIA Policy.


                                     VII-3

                                  ARTICLE VIII

           ACCOUNTS, PAYMENTS OF INTEREST AND PRINCIPAL, AND RELEASES

SECTION 8.01. COLLECTION OF MONEYS.

                Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture. The Trustee shall hold all such money and property received by it as part of the Trust Estate and shall apply it as provided in this Indenture. Except as otherwise expressly provided herein, if any default occurred in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default hereunder and any right to proceed thereafter as provided in Article V.

SECTION 8.02. DISTRIBUTION ACCOUNT.

                (a) On or prior to the Closing Date, the Issuer shall cause the Master Servicer to establish and maintain, in the name of the Trustee, for the benefit of the Bondholders, MBIA and the Holder of the Investor Certificate, the Pledged Accounts as provided in Section 3(f) of the Master Servicing Agreement.

                (b)     [Reserved.]

                (c) The Trustee shall establish and maintain, on behalf of the Bondholders and MBIA, the Distribution Account. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

                        (i) the aggregate amount remitted by the Master Servicer to the Trustee pursuant to Section 3(f)(iv) of the Master Servicing Agreement; and


                                     VIII-1

                        (ii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

                In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Bondholders and MBIA until disbursed in accordance with this Indenture or withdrawn in accordance with Section 2.03(b). In no event shall the Trustee incur liability other than any liability arising out of its recklessness, bad faith or willful misconduct, for withdrawals from the Distribution Account at the direction of the Master Servicer.

                (d) Subject to Sections 5.02 and 5.08, on each Payment Date and Redemption Date, the Trustee shall distribute all amounts on deposit in the Distribution Account to Bondholders in respect of the Bonds to the extent of amounts due and unpaid on the Bonds for principal and interest in the amounts and in accordance with Section 2.03(b).

SECTION 8.03. GENERAL PROVISIONS REGARDING PLEDGED ACCOUNTS.

                (a) Each Pledged Account shall relate solely to the Bonds, the Investor Certificate and to the Pledged Mortgages, Permitted Investments and other property securing the Bonds. Funds and other property in each Pledged Account shall not be commingled with any other moneys or property of the Issuer or any Affiliate thereof. Notwithstanding the foregoing, the Trustee may hold any funds or other property received or held by it as part of a Pledged Account, other than the Distribution Account, in collective accounts maintained by it in the normal course of its business and containing funds or property held by it for other Persons (which may include the Issuer or an Affiliate), provided that such accounts are under the sole control of the Trustee and the Trustee maintains adequate records indicating the ownership of all such funds or property and the portions thereof held for credit to each Pledged Account.


                                     VIII-2

                (b) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Pledged Accounts shall be invested in Permitted Investments and reinvested by the Trustee upon written direction of Redwood or the Master Servicer, subject to the provisions of Section 3(f) of the Master Servicing Agreement. The income and gain (net of any losses) realized from any such investment of funds on deposit in the Pledged Accounts shall be for the benefit of Redwood or the Master Servicer as provided in Section 3(f)(ix) of the Master Servicing Agreement and shall be remitted to it monthly as provided in the Master Servicing Agreement. The amount of any realized losses in the Pledged Accounts incurred in respect of any such investments shall promptly be deposited by Redwood or the Master Servicer, as applicable, in the applicable Pledged Account. The Master Servicer will not direct the Trustee to make any investment of any funds or to sell any investment held in any of the Pledged Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Trustee to make any such investment or sale, if requested by the Trustee, the Master Servicer shall deliver to the Trustee an Opinion of Counsel, acceptable to the Trustee, to such effect.

                (c) Subject to Section 6.01(c), the Trustee shall not in any way be held liable by reason of any insufficiency in any of the Pledged Accounts resulting from any loss on any Permitted Investment included therein except for losses attributable to the Trustee's failure to make payments on such Permitted Investments issued by the Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

                (d) If (i) the Master Servicer shall have failed to give investment directions for any funds on deposit in the Pledged Accounts to the Trustee by 11:00 a.m. Eastern Time (or such other time as may be agreed by the Master Servicer and Trustee) on any Business Day or (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Bonds but the Bonds shall not have been declared due and payable pursuant to Section 5.02 or
(iii) if such Bonds shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Estate are being applied


                                     VIII-3
in accordance with Section 5.05 as if there had not been such a declaration, then the Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Pledged Accounts in one or more Permitted Investments.

                (e) The Trustee shall, at all times while any Bonds are outstanding, maintain in its possession, or in the possession of an agent whose actions with respect to such items are under the sole control of the Trustee, all certificates or other instruments, if any, evidencing any investment of funds in a Pledged Account. The Trustee shall relinquish possession of such items, or direct its agent to do so, only for purposes of collecting the final payment receivable on such investment or certificate or, in connection with the sale of any investment held in a Pledged Account, against delivery of the amount receivable in connection with any sale.

SECTION 8.04. PURCHASES OF DEFECTIVE PLEDGED MORTGAGES; CONVERTED MORTGAGE
              LOANS.

                (a) If at any time the Issuer, MBIA or the Trustee discovers or is notified by the Master Servicer (i) that there has been a breach of any of Redwood's representations and warranties with respect to Pledged Mortgages contained in the Master Servicing Agreement that materially and adversely affects the interests of the Bondholders or MBIA in any Pledged Mortgage, (ii) that any of the Mortgage Documents for a Pledged Mortgage has not been properly executed by the Mortgagor or contains a material defect or (iii) that any Mortgage Documents for a Pledged Mortgage shall not have been received by the Trustee within the applicable time periods and in the forms set forth in Section
3.11 or Section 6.16, as the case may be, and the Master Servicing Agreement, then the party discovering such defect or omission or receiving notice thereof shall promptly notify the other parties and the Master Servicer (other than in cases where the Master Servicer has given notice thereof).

                (b) If any defect, misrepresentation or omission described in subsection (a) of this Section 8.04 materially and adversely affects the interests of the Bondholders or MBIA, then Redwood, on behalf of the Issuer shall, pursuant to the applicable provisions of the Master Servicing Agreement, either (i) cure any such defect, misrepresentation or omission, (ii)


                                     VIII-4
remove such Pledged Mortgage and substitute in its place a Replacement Pledged Mortgage or (iii) purchase the affected Pledged Mortgage, in each case at the times and in the manner set forth in the Master Servicing Agreement.

                (c) Upon any such purchase or substitution, the Issuer shall be entitled to request a release of the defective Pledged Mortgage from the lien of this Indenture pursuant to Section 8.08(c) and Section 8.12.

                (d) If the Issuer or Redwood shall either (i) purchase any Pledged Mortgage it is required to purchase pursuant to the Master Servicing Agreement and deposit the Purchase Price therefor in the Bond Account or (ii)
(a) remove such Pledged Mortgage from the Trust Estate and substitute in its place a Replacement Pledged Mortgage and (b) deposit in the Bond Account any related Substitution Adjustment Amount, in each case in the manner set forth in the Master Servicing Agreement, then the Issuer shall be deemed to have complied with all requirements imposed upon it by this Section 8.04 with respect to such Pledged Mortgage.

                (e) Each related Servicer shall, in its sole discretion, have the right to purchase for its own account from the Trust Estate any Pledged Mortgage which is 91 days or more delinquent and Redwood shall, pursuant to the Management Agreement, in its sole discretion, have the right to purchase for its own account from the Trust Estate any Delinquent Pledged Mortgage, in either case, at the Purchase Price therefor and in the same manner as that specified for the purchase of Defective Pledged Mortgages pursuant to Section 2(c)(iv) of the Master Servicing Agreement. Upon purchase of such Pledged Mortgage by the related Servicer or Redwood, the Master Servicer and the Issuer shall have the right to treat such Pledged Mortgage (a "Defaulted Pledged Mortgage") as having been the subject of a Principal Prepayment in Full and request the release thereof from the lien of this Indenture pursuant to Section 8.12.

                (f) With respect to any Converted Mortgage Loan that is serviced pursuant to a Servicing Agreement that does not require the related Servicer to purchase or otherwise take any action to effect the purchase of a Converted Mortgage Loan, Redwood shall, pursuant to the Management Agreement, repurchase


                                     VIII-5
such a Converted Mortgage Loan from the Issuer at the Purchase Price therefor on or prior to the Withdrawal Date for the Prepayment Period during which Redwood obtained notice of such conversion. With respect to any Converted Mortgage Loan that is serviced pursuant to a Servicing Agreement that does not require the related Servicer to purchase a Converted Mortgage Loan but does require reasonable or other efforts on the part of the Servicer to effect the purchase of the Converted Mortgage Loan by the related subservicer, Redwood itself shall, pursuant to the Management Agreement, use reasonable efforts to attempt to effect the purchase of such a Converted Mortgage Loan from the Issuer; provided, that Redwood shall have no obligation to purchase any such Converted Mortgage Loan. With respect to any Converted Mortgage Loan that is serviced pursuant to a Servicing Agreement that requires the related Servicer to purchase a Converted Mortgage Loan, neither Redwood or the Issuer shall have any obligation to purchase such a Converted Mortgage Loan should the related Servicer fail to do so. Any purchase of a Converted Mortgage Loan by a Servicer, any subservicer or any other Person shall be at a price which shall not be less than the Purchase Price therefor. Upon any such purchase of a Converted Mortgage Loan, the Master Servicer and the Issuer shall have the right to treat such Pledged Mortgage as having been the subject of a Principal Prepayment in Full and shall request the release thereof from the lien of this Indenture pursuant to Sections 8.08(c) and 8.12.

SECTION 8.05. GRANT OF REPLACEMENT PLEDGED MORTGAGE.

                The Issuer shall be permitted to substitute any Pledged Mortgage for any Original Pledged Mortgage initially Granted to the Trustee on the Closing Date pursuant to this Indenture as set forth in Sections 2(a)(ii) and 2(c)(iv) of the Master Servicing Agreement.

SECTION 8.06. REPORTS BY TRUSTEE TO BONDHOLDERS.

                On each Payment Date, upon receipt from the Master Servicer, the Trustee shall deliver a Payment Date Statement to each Holder of Bonds.


                                     VIII-6

SECTION 8.07. REPORTS BY TRUSTEE.

                In addition to any statements required to be delivered or prepared by the Trustee pursuant to Section 2.09, 8.02 or 10.01, the Trustee shall deliver to the Issuer and MBIA, within two Business Days after the request of the Issuer or MBIA, a written report setting forth the amount of each Pledged Account established hereunder and the identity of the investments included therein. Without limiting the generality of the foregoing, the Trustee shall, upon the request of the Issuer or MBIA, promptly transmit to the Issuer and MBIA copies of all accountings of, and information with respect to, collections furnished to it by the Master Servicer and shall promptly notify the Issuer and MBIA if on the Payment Date, the related Bond Distribution Amount or any portion thereof has not been received by the Trustee.

SECTION 8.08. TRUST ESTATE; RELEASE AND DELIVERY OF MORTGAGE DOCUMENTS.

                (a) The Trustee may, and when required by the provisions of this Indenture shall, execute instruments in form supplied to it to release property from the lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture and the TIA. No party relying upon an instrument executed by the Trustee as provided in this Article VIII shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                (b) In order to facilitate the servicing of the Pledged Mortgages by the Servicers, the Master Servicer is authorized under the Master Servicing Agreement for the benefit of the Trustee, the Bondholders, MBIA and the Issuer, to supervise, administer, monitor and oversee the servicing of the Pledged Mortgages by the Servicers and the observance and performance by the Servicers of all services, duties, responsibilities and obligations which are to be observed or performed by each Servicer pursuant to the respective Servicing Agreement.


                                     VIII-7

                (c) Upon request by a Servicer accompanied by a Request for Release of Documents in the form of Exhibit Two to the applicable Custodial Agreement to the effect that a Pledged Mortgage has been the subject of a Prepayment in Full or has otherwise been paid in full, together with any other items required under Section 8.12, the Trustee shall promptly request that the Custodian release the related Mortgage Documents and execute such other documents as the Servicer may request to evidence satisfaction and discharge of such Pledged Mortgage.

                (d) The Trustee shall, at such time as there are no Bonds Outstanding, release all of the Trust Estate to the Issuer (other than any cash held for the payment of the Bonds pursuant to Section 3.03 or Section 4.02), subject, however, to Section 4.01 and the rights of the Trustee under Section 6.07.

SECTION 8.09. AMENDMENTS TO THE MASTER SERVICING AGREEMENT.

                The Trustee may enter into or consent to any amendment or supplement to the Master Servicing Agreement or waive any Master Servicing Default only in accordance with the applicable provisions of the Master Servicing Agreement. The Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment or make any such waiver (i) unless the Trustee receives an Opinion of Counsel that the interests of the Holders would not be materially adversely affected or (ii) if its own rights, duties or immunities would be adversely affected.

SECTION 8.10. SERVICERS AND MASTER SERVICER AS AGENTS AND BAILEES OF TRUSTEE.

                In order to facilitate the servicing of the Pledged Mortgages by the each Servicer or by the Master Servicer, each Servicer shall deposit in a Servicing Account proceeds of the Pledged Mortgages in accordance with the provisions of the Servicing Agreements and this Indenture, prior to the time they are deposited into the Bond Account. In addition, on each Withdrawal Date, each Servicer shall be required to remit to the Master Servicer for deposit in the Bond Account all funds held in the related Servicing Account that are required to be remitted to the Master Servicer in accordance with the terms of the Servicing Agreement and the Master Servicing Agreement. Solely for purposes of perfection under Section 9-305 of the Uniform


                                     VIII-8

Commercial Code or similar provision of law in the state in which such property is held by the Servicers or the Master Servicer, the Trustee hereby designates the Master Servicer and each Servicer as its agents and bailees to hold such funds with respect to the Pledged Mortgages until they are deposited into the Distribution Account as well as its agents and bailees in holding any Mortgage Documents or other documents contained in a Trustee Mortgage File released to it by the Custodian pursuant to Section 8.08(d), and any other items constituting a part of the Trust Estate which from time to time come into possession of any Servicer or the Master Servicer. It is intended that, by the Servicers' and Master Servicer's acceptance of such agency pursuant to the Servicing Agreements and the Master Servicing Agreement, the Trustee, as secured party, will be deemed to have possession of such Mortgage Documents, such moneys and such other items for purposes of Section 9-305 of the Uniform Commercial Code or similar provision of law of the states in which such property is held by such Servicer or the Master Servicer.

SECTION 8.11. OPINION OF COUNSEL.

                The Trustee shall be entitled to receive at least five Business Days' notice of any action to be taken pursuant to Section 8.08(a) (other than in connection with releases of Pledged Mortgages which were the subject of a Principal Prepayment in Full) accompanied by copies of any instruments involved, and the Trustee shall be entitled to request an Opinion of Counsel, in form and substance reasonably satisfactory to the Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

SECTION 8.12. RELEASE OF PLEDGED MORTGAGES.

                (a) The Issuer shall be entitled to request a release from the lien of this Indenture of any Pledged Mortgage at any time after such Pledged Mortgage has been the subject of a Principal Prepayment in Full or in accordance with the requirements of Section 8.04 if:


                                     VIII-9

                        (i) the related Servicer has complied with all requirements imposed on it by Section 8.04 in connection with such Pledged Mortgage (or is deemed to have complied with such requirements by reason of the provisions of Section 8.04(e));

                        (ii) at the time such release is requested, no Default or Event of Default has occurred and is continuing; provided, however, that if a Pledged Mortgage has been the subject of a Principal Prepayment in Full, then the Trustee shall release such Pledged Mortgage from the lien of this Indenture upon compliance with all other conditions of this subsection (a), notwithstanding the existence of a Default or Event of Default;

                        (iii) the applicable Servicers, the Issuer or Redwood delivers to the Trustee an Officers' Certificate (A) identifying the Pledged Mortgage to be released, (B) requesting the release thereof, (C) setting forth the amount deposited in the Bond Account with respect thereto, if any, and (D) certifying that the conditions set forth in clauses (i) and (ii) above have been satisfied; and

                        (iv) the Issuer delivers to the Trustee a certificate of fair value if required by Section 314(d)(1) or Section 314(d)(3) of the TIA.

                (b) Upon satisfaction of the conditions specified in subsection (a) of this Section 8.12, the Trustee shall release from the lien of this Indenture and deliver to or upon the order of the Issuer the Pledged Mortgage to be released (including all related Mortgage Documents) described in the Request for Release.


                                    VIII-10

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

SECTION 9.01. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF BONDHOLDERS.

                Subject to the rights of MBIA under Article XII hereof and without the consent of the Holders of any Bonds, the Issuer and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                (1) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

                (2) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of the issuance, authentication and delivery of any Bonds, as herein set forth, additional conditions, limitations and restrictions thereafter to be observed;

                (3) to evidence the succession of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Bonds contained;

                (4) to add to the covenants of the Issuer, for the benefit of the Holders of all Bonds or to surrender any right or power herein conferred upon the Issuer;

                (5) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture, which shall not be inconsistent with the provisions of this Indenture, provided that such action shall not adversely affect the interests of the Holders of the Bonds and MBIA (any such action shall be deemed not to adversely affect the interests of the Bondholders and MBIA


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
        if the Issuer delivers to the Trustee letters from each Rating Agency to the effect that such action will not result in a downgrading of the Bonds);

                (6) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted, and to add to this Indenture such other provisions as may be expressly required by the TIA; or

                (7) to modify, eliminate or add to any provision of the Indenture as shall be necessary in order to procure another bond insurance policy in the event of a MBIA Default.

                The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise except to the extent required by law.

                The Trustee may in its discretion determine whether or not the rights of the Holder of Bonds would be adversely affected by any supplemental indenture, and any such determination shall be conclusive upon the Holders of all Bonds, whether theretofore or thereafter authenticated and delivered hereunder. In making such determination, a supplemental indenture shall be conclusively deemed by the Trustee not to adversely affect the Bonds if (i) the Trustee receives a letter or other writing from each Rating Agency rating the Bonds to the effect that execution of the supplemental indenture will not result in any change in the current rating assigned by that Rating Agency to the Bonds (or in the case of clause (7) above; that will not result in the Bonds not being assigned by each agency the highest credit rating of each agency and (ii) the supplemental indenture effects no change in principal priority schedules, interest rates, Redemption Prices, substitution of Mortgage Collateral, Payment Dates, Record Dates, terms or redemption, the application of surplus to the payment of the Bonds or other payment terms. The Trustee shall not be liable for any such determination made in good faith.


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
                The Trustee shall provide MBIA, if any, with a copy of any supplemental indenture executed pursuant to this Section, by first class mail mailed to MBIA within five Business Days after the execution of such supplemental indenture. Notwithstanding the foregoing, no supplemental indenture may be entered into without the prior written consent of MBIA (except in the case of clause (7) above).

SECTION 9.02. SUPPLEMENTAL INDENTURES WITH CONSENT OF BONDHOLDERS.

                Subject to the rights of MBIA under Article XII hereof and with the consent of the Holders of Bonds representing not less than two-thirds of the aggregate Principal Amount of the Bonds by Act of said Holders delivered to the Issuer and the Trustee and MBIA, the Issuer and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Bonds under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Bond affected thereby:

                (1) change the Stated Maturity of the final installment of the principal of, or any installment of interest on, any Bond or reduce the principal amount thereof, the Bond Interest Rate thereon or the Redemption Price with respect thereto, change the earliest date on which any Bond may be redeemed at the option of the Issuer, change any place of payment where, or the coin or currency in which, any Bond or any interest thereon is payable, or impair the right to institute suit for the enforcement of the payment of any installment of interest due on any Bond on or after the Stated Maturity thereof or for the enforcement of the payment of the entire remaining unpaid principal amount of any Bond on or after the Stated Maturity of the final installment of the principal thereof (or, in the case of redemption, on or after the applicable Redemption Date);

                (2) reduce the percentage of the aggregate Principal Amount of the Bonds, the consent of the Holders of which is


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
        required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with provisions of this Indenture or Defaults hereunder and their consequences provided for in this Indenture;

                (3)     modify any of the provisions of this Section, Section
        5.14 or Section 5.18(b) except to increase any percentage specified therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Bond affected thereby;

                (4) modify or alter the provisions of the proviso to the definition of the term "Outstanding";

                (5) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate (except for Permitted Encumbrances) or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Bond of the security afforded by the lien of this Indenture; or

                (6) modify any of the provisions of this Indenture in such manner as to materially and adversely affect rights of the Holders of the Bonds to the benefits of any provisions for the mandatory redemption of Bonds contained herein.

                The Trustee may in its discretion determine whether or not the rights of the Holder of any Bonds would be materially and adversely affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Bonds authenticated and delivered hereunder, provided, however, that unless a MBIA Default has occurred and is continuing, written consent of MBIA shall be required unless such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee and MBIA adversely affect in any material respect the interests of MBIA. The Trustee shall not be liable for any such determination made in good faith.

                It shall not be necessary for any Act of Bondholders under this Section to approve the particular form of any proposed


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supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

                Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section, the Trustee shall mail to the Holders of the Bonds to which such supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. The Trustee shall mail to MBIA a copy of any supplemental indenture executed pursuant to this Section, by first class mail, mailed to MBIA within five Business Days after the execution of such supplemental indenture. Any failure of the Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

        SECTION 9.03. EXECUTION OF SUPPLEMENTAL INDENTURES.

                In executing, consenting to or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee and MBIA, unless a MBIA default has occurred and is continuing, shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. Executed copies of any supplemental indenture permitted by this Article shall be provided by the Trustee to the Rating Agencies.

SECTION 9.04. EFFECT OF SUPPLEMENTAL INDENTURES.

                Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Bonds to which such supplemental indenture relates which have theretofore been or thereafter are authenticated and delivered hereunder shall be bound thereby.


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SECTION 9.05. CONFORMITY WITH TRUST INDENTURE ACT.

                Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

SECTION 9.06. REFERENCE IN BONDS TO SUPPLEMENTAL INDENTURES.

                Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Bonds so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Bonds.

SECTION 9.07. AMENDMENTS TO DEPOSIT TRUST AGREEMENT OR MASTER SERVICING
              AGREEMENT.

                Subject to the rights of MBIA under Article XII hereof, the Trustee shall, upon Issuer Request, consent to any proposed amendment to the Deposit Trust Agreement or Master Servicing Agreement, or an amendment to or waiver of any provision of any other document relating to the Deposit Trust Agreement or Master Servicing Agreement, such consent to be given without the necessity of obtaining the consent of the Holders of any Bonds upon receipt by the Trustee of:

                (i) an Opinion of Counsel to the effect that such amendment or waiver will not materially and adversely affect the interests of the Holders of the Bonds and that all conditions precedent to such consent specified in this Section 9.07 have been satisfied; provided, however, that no such Opinion of Counsel shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Bonds; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment


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
        and will represent a determination only as to the credit issues affecting any such rating;

                (ii) an Officers' Certificate, to which such proposed amendment or waiver shall be attached, stating that such attached copy is the true copy of the proposed amendment or waiver and that all conditions precedent to such consent specified in this Section 9.07 have been satisfied;

                (iii) written confirmation from the Rating Agencies that the implementation of the proposed amendment or waiver will not adversely affect their rating of the Bonds; and

                (iv)    any other document required pursuant to Section 11.01;

provided, however, amendments to the definitions of Specified
Overcollateralization Amount, Base Specified Overcollateraliz- ation Amount, Target Percentage and Serious Delinquencies, (each of which is contained in the Master Servicing Agreement), may be made solely upon (i) the written consent of the Issuer and MBIA and (ii) advise of tax counsel to the Issuer.

                Notwithstanding the foregoing, the Trustee may decline to consent to a proposed waiver or amendment that adversely affects its own rights, duties or immunities under this Indenture or otherwise.

                Nothing in this Section 9.07 shall be construed to require that any Person obtain the consent of the Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.


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
                                    ARTICLE X

                               REDEMPTION OF BONDS

SECTION 10.01. REDEMPTION.

                (a)     The Bonds shall not be subject to special redemption.

                (b) The Bonds shall be subject to redemption by the Issuer, in whole but not in part, at the option of the Issuer, on any Payment Date on or after the earlier of (i) seven years after the Closing Date and (ii) the Payment Date after which the Pool Principal Balance with respect to such Payment Date, is 35% or less than the Initial Pool Principal Balance, on the terms and conditions specified in this subsection (b) at the Redemption Price plus all amounts due to MBIA pursuant to the Insurance Agreement. If the Issuer elects to so redeem the Bonds, it shall, no later than 30 days prior to the Payment Date selected for such redemption, deliver notice of such election to the Trustee and MBIA, together with the Redemption Price therefor plus all amounts due to MBIA pursuant to the Insurance Agreement to be deposited in the Distribution Account.

                (c) The Bonds will be subject to mandatory redemption and retirement by the Issuer at the Redemption Price in the event that the Master Servicer or the Insurer exercises its option to purchase all of the remaining Pledged Mortgages. Such option may be exercised by the Master Servicer (or if the Master Servicer fails to exercise such option, by MBIA) on any Payment Date after the Payment Date with respect to which the Pool Principal Balance is equal to 10% or less of the Initial Pool Principal Balance. To exercise such option, the Master Servicer or MBIA, as the case may be, must solicit and turn over to the Trustee at least three bids or the remaining Pledged Mortgages each from a Person that is not an affiliate of the Master Servicer or MBIA. The Trustee shall accept the highest such bid submitted provided, further, that the price to be paid for the remaining Pledged Mortgages shall not be less than the Redemption Price, plus all amounts due to MBIA pursuant to the Insurance Agreement and plus all other amounts due by the Issuer to, the Trustee, the Master Servicer, Redwood and plus the amount of any other claims against the Issuer then outstanding, regardless of whether said claims are


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
enforceable in a court of law or equity. In addition, in order to exercise the option to purchase the remaining Pledged Mortgages, in the manner set forth above, prior to soliciting such bids, the Master Servicer or MBIA shall provide the Issuer with notice 90 days' prior to their exercise of such options.

                (d) In effecting any redemption pursuant to subsections (b) or (c), concurrent with the notice provided for therein, the Issuer shall deliver an Issuer Order directing the Trustee to effect such redemption, any certification and opinion required pursuant to Section 11.01 and a form of redemption notice. All Bonds so redeemed shall be due and payable on such Redemption Date upon the giving of the notice thereof required by Section 10.02.

                (e) If the Issuer elects to retain and resell the Bonds, other than to an affiliate, following any redemption pursuant to subsection (b) of this Section 10.01, the Issuer shall be required to provide, as a condition precedent to such sale, the opinion set forth in Section 2.12(c) with such modifications thereto as shall be acceptable to MBIA provided that no MBIA Default shall have occurred and be continuing.


SECTION 10.02. FORM OF REDEMPTION NOTICE.

                Notice of redemption shall be given by the Trustee in the name of and at the expense of the Issuer by first class mail, postage prepaid, mailed not less than thirty days prior to the applicable Redemption Date (but in no event prior to the date on which the Redemption Price with respect to the Bonds to be redeemed pursuant to Section 10.01 has been deposited in the Distribution Account) to MBIA and each Holder of Bonds to be redeemed, such Holders being determined as of the Record Date with respect to the Payment Date on which such redemption is to occur.

                All notices of redemption shall state:

                (1)     the Redemption Date; and

                (2) the fact of such payment in full and the place where such Bonds are to be surrendered for payment of the


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
        Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02). Failure to give notice of redemption, or any defect therein, to any Holder of any Bond selected for redemption shall not impair or affect the validity of the redemption of any other Bond.

SECTION 10.03. BONDS PAYABLE ON REDEMPTION DATE.

                Notice of redemption having been given as provided in Section 10.02, the Bonds or portions thereof so to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price or elect not to retire the Bonds so redeemed, as provided in Section 10.04) no interest shall accrue on such Redemption Price for any period after the last day preceding the day on which such Redemption Date occurs.

SECTION 10.04. RETENTION OF BONDS BY ISSUER.

                In the event that the Issuer effects a redemption of the Bonds in accordance with the provisions of Section 10.01(b), it may elect to cause the Bonds to remain Outstanding and not release the lien of the Indenture with respect to the Trust Estate securing such Bonds or terminate such Bonds. If the Issuer so elects, the Bonds shall not merge with the security therefor, but shall remain validly Outstanding, subject to the following paragraph and Section 10.01(e).

                Notwithstanding the foregoing, no redemption of any Bond shall be permitted without retiring it unless the Issuer shall have delivered to the Trustee and MBIA, provided a MBIA Default has not occurred and is continuing, an Opinion of Counsel that such redemption without retirement will not adversely affect the status of any Bond, for federal income tax purposes, as debt of the Person that is considered the beneficial owner of the Pledged Mortgages.


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                                   ARTICLE XI

                                  MISCELLANEOUS

SECTION 11.01. COMPLIANCE CERTIFICATES AND OPINIONS.

                Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                Every certificate, opinion or letter with respect to compliance with a condition or covenant provided for in this Indenture (including one furnished pursuant to specific requirements of this Indenture relating to a particular application or request) shall include:

                (1) a statement that each individual signing such certificate, opinion or letter has read such covenant or condition and the definitions herein relating thereto;

                (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate, opinion or letter are based;

                (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.


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
SECTION 11.02. FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

                In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                Any certificate or opinion of an officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his other certificate or opinion is based are erroneous. Any such Issuer certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer or Officers of the Owner Trustee or a certificate of the officers of the Depositor or the manager of the Issuer, stating that the information with respect to such factual matters is in the possession of the Owner Trustee, or the Depositor or the manager of the Issuer, unless such officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

                Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                Wherever in this Indenture, in connection with any application or certificate or report to the Trustee, it is


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
provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 6.01(b)(2).

                Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or Event of Default is a condition precedent to the taking of any action by the Trustee at the request or direction of the Issuer, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Issuer's right to make such request or direction, the Trustee shall be protected in acting in accordance with such request or direction if it does not have knowledge of the occurrence and continuation of such Default or Event of Default as provided in Section 6.01(d).

SECTION 11.03. ACTS OF BONDHOLDERS.

                (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Bondholders may be embodied in any evidence by one or more instruments of substantially similar tenor signed by such Bondholders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.


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
                (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him or her the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his or her authority.

                (c)     The ownership of Bonds shall be proved by the Bond
Register.

                (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Bonds shall bind the Holder of every Bond issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not any notation of such action is made upon such Bonds.

SECTION 11.04. NOTICES, ETC. TO TRUSTEE AND ISSUER.

                Any request, demand, authorization, direction, notice, consent, waiver or Act of Bondholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                (1) the Trustee by any Bondholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by the Trustee at its Corporate Trust Office;

                (2) the Issuer by the Trustee or by any Bondholder shall be sufficient for every purpose hereunder (except as provided in Sections 5.01(3) and (4)) if in writing and mailed, first-class, postage prepaid, to the Issuer addressed to it c/o Wilmington Trust Company, as Owner Trustee, Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Trustee by the Issuer;


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
                (3) any Rating Agency by the Trustee, the Issuer or the Master Servicer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with and received by such Rating Agency at the address specified therefor in the definition corresponding to the name of such Rating Agency; or

                (4) MBIA by the Trustee, the Issuer or any Bondholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid to MBIA at MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management (IPM- SF) (Sequoia Mortgage Trust 1/Collateralized Mortgage Bonds, Class A-1 and Class A-2.

SECTION 11.05. NOTICES AND REPORTS TO BONDHOLDERS; WAIVER OF NOTICES.

                Where this Indenture provides for notice to Bondholders of any event or the mailing of any report to Bondholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if mailed, first-class, postage prepaid, to each Bondholder affected by such event or to whom such report is required to be mailed, at the address of such Bondholder as it appears on the Bond Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Bondholders is mailed in the manner provided above, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Bondholder shall affect the sufficiency of such notice or report with respect to other Bondholders, and any notice or report which is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

                Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waiver of notice by any Bondholder shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.


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                In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Bondholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

                Where this Indenture provides for notice to Bondholders of any event, such notice shall also be sent to S&P, so long as S&P is a Rating Agency and to Moody's so long as Moody's is a Rating Agency.

SECTION 11.06. RULES BY TRUSTEE AND AGENTS.

                The Trustee may make reasonable rules for any meeting of Bondholders. Any Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 11.07. CONFLICT WITH TRUST INDENTURE ACT.

                If this Indenture is qualified under the TIA and any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

SECTION 11.08. EFFECT OF HEADINGS AND TABLE OF CONTENTS.

                The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 11.09. SUCCESSORS AND ASSIGNS.

                All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

SECTION 11.10. SEPARABILITY.

                In case any provision in this Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 11.11. BENEFITS OF INDENTURE.

                Except as provided in Section 12.01(i) hereof, nothing in this Indenture or in the Bonds, expressed or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed under Section 6.14 and the Bondholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 11.12. LEGAL HOLIDAYS.

                In any case where the date of any Payment Date, Redemption Date or any other date on which principal of, or interest on, any Bond is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of the Bonds or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date, Redemption Date or other date for the payment of principal of, or interest on, any Bond, as the case may be, and no interest shall accrue for the period from and after any such nominal date, provided such payment is made in full on such next succeeding Business Day.

SECTION 11.13. GOVERNING LAW.

                This Indenture and each Bond shall be construed in accordance with and governed by the substantive laws of the State of New York applicable to agreements made and to be performed in the State of New York and the obligations, rights and remedies of the parties hereto and the Bondholders shall be determined in accordance with such laws.

SECTION 11.14. COUNTERPARTS.

                This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

SECTION 11.15. RECORDING OF INDENTURE.

                This Indenture is subject to recording in any appropriate public recording office, such recording to be effected by the Issuer and at its expense in compliance with any Opinion of Counsel delivered pursuant to Section 2.12(c) or Section 3.06.

SECTION 11.16. ISSUER OBLIGATION.

                No recourse may be taken, directly or indirectly, against (i) the Bank, (ii) any incorporator, subscriber to the capital stock, stockholder, officer or director of the Bank or of any predecessor or successor of the Bank,
(iii) any holder of a beneficial interest in the Issuer (solely in its capacity as such), (iv) any incorporator, subscriber to the capital stock, stockholder, partner, beneficiary, agent, officer, director, employee, or successor or assign of a holder of a beneficial interest in the Issuer, (v) the Depositor or any Affiliate thereof (other than the Issuer) or (vi) any incorporator, subscriber to the capital stock, stockholder, officer, director or employee of the Trustee or any predecessor or successor of the Trustee with respect to the Issuer's obligation with respect to the Bonds or the obligation of the Issuer or the Trustee under this Indenture or any certificate or other writing delivered in connection herewith or therewith.

SECTION 11.17. INSPECTION.

                The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Trustee or MBIA, during the Issuer's normal business hours, to examine all books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent Accountants selected by the Trustee or MBIA, as the case may be, and to discuss its affairs, finances and accounts with its officers, employees and Independent Accountants (and by this provision the Issuer hereby authorizes its Accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any reasonable expense incident to the exercise by the Trustee or MBIA of any rights under this Section 11.17 shall be borne by the Issuer.

SECTION 11.18. USURY.

                The amount of interest payable or paid on any Bond under the terms of this Indenture shall be limited to an amount which shall not exceed the maximum nonusurious rate of interest allowed by the applicable laws of the United States or the State of New York (whichever shall permit the higher rate), which could lawfully be contracted for, charged or received (the "Highest Lawful Rate"). In the event any payment of interest on any Bond exceeds the Highest Lawful Rate, the Issuer stipulates that such excess amount will be deemed to have been paid as a result of an error on the part of both the Trustee, acting on behalf of the Holder of such Bond, and the Issuer, and the Holder receiving such excess payment shall promptly, upon discovery of such error or upon notice thereof from the Issuer or the Trustee, refund the amount of such excess or, at the option of the Trustee, apply the excess to the payment of principal of such Bond, if any, remaining unpaid.

SECTION 11.19. NO PETITION.

                The Trustee, by entering into this Indenture, and each Bondholder, by accepting a Bond, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Bonds, this Indenture or any of the Operative Agreements.

                                   ARTICLE XII

                                THE BOND INSURER

SECTION 12.01. CERTAIN MATTERS REGARDING MBIA AND THE MBIA POLICY.

                (a) Rights of MBIA to Exercise Certain Rights of Bondholders. By accepting its Bond, each bondholder agrees that unless a MBIA Default exists, MBIA shall have the right to exercise the Voting Rights of the Bondholders with respect to all matters, including without limitation the following matters without any further consent of the Bondholders, to the extent such rights are provided for herein:

                        (i) the right to direct the Trustee to terminate the rights and obligations of the Master Servicer under the Master Servicing Agreement in the event of a default by the Master Servicer;

                        (ii) the right to consent to or direct any waivers of defaults by the Master Servicer;

                        (iii) the right to remove the Trustee pursuant to this Indenture;

                        (iv) the right to institute proceedings against the Master Servicer and the right to direct Proceedings pursuant to Section
        5.14 of this Indenture;

                        (v) the right to require the Issuer, the Company or Redwood to repurchase or substitute Pledged Mortgage Loans pursuant to this Indenture;

                        (vi) the right to accelerate maturity of the Bonds or rescind a declaration of acceleration pursuant to Section 5.02 of this Indenture;

                        (vii) the right to direct the exercise of all remedies pursuant to Section 5.04 of this Indenture;


                                     XII-1

                        (viii) the right to request that the Trustee take possession of and retain the Trust Estate pursuant to Section 5.05 of this Indenture or to rescind such election by the Trustee pursuant to the same section; and

                        (ix)    the right to waive any past Default pursuant to
        Section 5.15 of this Indenture.

                In addition, unless a MBIA Default exists, MBIA's consent will be required prior to, among other things, (i) the appointment of any successor Trustee, Master Servicer or Servicer or (ii) any amendment to the Indenture; provided, however, that MBIA shall not unreasonably withhold, condition or delay its consent. Each Bondholder agrees that, unless a MBIA Default exists, the rights specifically set forth above may be exercised by the Bondholders only with the prior written consent of MBIA.

                (b) Issuer to Act Solely with Consent of MBIA. Unless a MBIA Default exists and is continuing, the Issuer shall not exercise the right to appoint a co-trustee pursuant to Section 6.14 of this Indenture or successor trustee pursuant to Section 6.10 of this Indenture without the prior written consent of MBIA.

                Unless a MBIA Default exists and is continuing, the Issuer and the Trustee shall not undertake any litigation with respect to the Trust Estate without the prior consent and at the direction of MBIA.

                (c) Trustee to Act Solely with Consent of MBIA. Unless a MBIA Default exists and is continuing, the Trustee shall not exercise the right to:

                        (i) agree to any amendment of this Indenture, Deposit Trust Agreement or Master Servicing Agreement pursuant to
        Article IX of this Indenture;

                        (ii) undertake any litigation pursuant to the Indenture or incur any expenses reimbursable pursuant to Section 6.03 of this Indenture;

                        (iii)   exercise any of the remedies set forth in
        Section 5.04 or 5.06 of this Indenture;


                                     XII-2

                        (iv) appoint co-trustees or separate trustees pursuant to Section 6.14 of this Indenture; or

                        (v) agree to any amendment to, or grant any waiver of rights under, the Servicing Agreements, or Master Servicing Agreement;

without the prior written consent of MBIA, which shall not be unreasonably withheld; provided, however, during the existence and continuation of a MBIA Default the Trustee shall not require the prior written consent of MBIA to exercise any of the rights enumerated above.

                (d) Trust Estate and Accounts Held for Benefit of MBIA and the Bondholders. The Trustee shall hold the Trust Estate (subject to the obligations of each Custodian) for the benefit of the Bondholders and, unless a MBIA Default exists and is continuing, MBIA, and all references in this Indenture and in the Bonds to the benefit of Holders of the Bonds shall, unless a MBIA Default exists and is continuing, be deemed to include MBIA. The Trustee shall, unless a MBIA Default exists and is continuing, cooperate in all reasonable respects with any reasonable request by MBIA for action to preserve or enforce MBIA's rights or interests under this Indenture and the Bonds.

                (e)     Claims Upon the MBIA Policy.

                        (i)     The Trustee shall (A) receive as
        attorney-in-fact of each Bondholder any Insured Payment from MBIA or on behalf of MBIA and (B) disburse such Insured Payment to such Bondholders in accordance with Section 2.03(b) hereof for the benefit of the related Bondholders. Any Insured Payment received by the Trustee shall be held by the Trustee uninvested. Insured Payments disbursed by the Trustee from proceeds of the MBIA Policy shall not be considered payment by the Issuer with respect to the Bonds, nor shall such payments discharge the obligation of the Issuer with respect to such Bonds, and MBIA shall become the owner of such unpaid amounts due from the Issuer in respect of such Insured Payments as the deemed assignee and subrogee of such Bondholders and shall be entitled to receive the MBIA Reimbursement Amount in respect thereof. The Trustee hereby agrees on behalf of each Bondholder for the benefit of MBIA


                                     XII-3
        that it recognizes that to the extent MBIA makes Insured Payments for the benefit of the Bondholders, MBIA will be entitled to receive the related MBIA Reimbursement Amount in accordance with the priority of distributions referenced in Section 2.03(b) hereof.

                        (ii) The Trustee shall promptly notify MBIA of any proceeding or the institution of any action, of which an Officer of the Trustee has actual knowledge, constituting a Preference Claim in respect of any payment made on the Bonds. Each Bondholder that pays any amount pursuant to a Preference Claim theretofore received by such Bondholder on account of a Bond will be entitled to receive reimbursement for such amounts from MBIA in accordance with the terms of the MBIA Policy. Each Bondholder, by its purchase of Bonds, and the Trustee hereby agree that, MBIA (so long as no MBIA Payment Default exists) may at any time during the continuation of any proceeding relating to a Preference Claim direct all matters relating to such Preference Claim, including, without limitation, (i) the direction of any appeal of any order relating to such Preference Claim and (ii) the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, MBIA shall be subrogated to the rights of the Trustee and each Bondholder in the conduct of any such Preference Claim, including, without limitation, all rights of any party to any adversary proceeding action with respect to any court order issued in connection with any such Preference Claim.

                        (iii) Each Bondholder, by its purchase of Bonds, and the Trustee hereby agree that, unless a MBIA Payment Default exists and is continuing, MBIA shall have the right to direct all matters relating to the Bonds in any proceeding in a bankruptcy of the Issuer, including without limitation any proceeding relating to a Preference Claim, any appeal of any order relating to a Preference Claim and the posting of any surety or bond pending any such appeal.

                        (iv) With respect to a Preference Claim, the Trustee shall be responsible for procuring and delivering the items set forth in
        Section 3(o) of the Master Servicing Agreement to the Master Servicer.


                                     XII-4

                (f) Trustee to Cooperate. Unless a MBIA Default exists and is continuing, the Trustee shall cooperate in all respects with any reasonable request by MBIA for action to preserve or enforce MBIA's rights or interests hereunder without limiting the rights or affecting the interests of the Bondholders as otherwise set forth herein.

                (g) Surrender and Cancellation. The Trustee shall surrender the MBIA Policy to MBIA for cancellation upon the expiration of the term of the MBIA Policy as provided in the MBIA Policy.

                (h) Reports to MBIA. All notices, statements, reports, certificates or opinions required by this Indenture to be sent to any other party hereto or to any of the Bondholders shall also be sent to MBIA. The Issuer and the Trustee shall make available to MBIA their books and records for the purpose of copying and inspection of any information about the Bonds or the Bondholders.

                (i) Third-Party Beneficiary. MBIA shall be a third- party beneficiary of this Indenture, entitled to enforce the provisions thereof as if a party thereto.

                (j) Costs and Expenses. MBIA shall not be responsible for any costs or expenses relating to the Trust Estate or the Pledged Mortgages except for the payment of amounts pursuant to the MBIA Policy.

                (k) Survival of MBIA's Right to be Reimbursed. Notwithstanding Section 4.01 of this Indenture, this Indenture shall not be discharged or satisfied until satisfaction of the conditions set forth therein and payment of the MBIA Reimbursement Amount. MBIA's right to receive the MBIA Reimbursement Amount shall survive the satisfaction and discharge of this Indenture.

                (l) Opinions of Counsel. While the MBIA Policy is in effect, each Opinion of Counsel rendered pursuant to the Indenture or the Master Servicing Agreement, the MLPA, the Deposit Trust Agreement, Custodial Agreements or Management Agreement also shall be addressed to MBIA.


                                     XII-5

                IN WITNESS WHEREOF, each party has caused this Indenture to be executed by its duly authorized officer or officers as of the day and year first above written.


                                  SEQUOIA MORTGAGE TRUST 1
                                  as Issuer

                                  By:    WILMINGTON TRUST COMPANY,
                                         not in its individual
                                         capacity but solely as
                                         Owner Trustee


                                  By:    /s/ Debra Eberly
                                         -----------------------
                                         Name: Debra Eberly
                                         Title: Administrative Account Manager

                                  FIRST UNION NATIONAL BANK
                                  as Trustee


                                  By:    /s/ Pablo de la Canal
                                         ------------------------
                                         Authorized Officer

                                  By:    /s/ Terry W. Baker
                                         ------------------------
                                         Name: Terry W. Baker
                                         Title: Assistant Secretary

STATE OF DELAWARE            )
                             )  ss.:
COUNTY OF NEW CASTLE         )


                On the ____ day of July in the year one thousand nine hundred and ninety-seven before me personally came ______________________ ______________
, to me known, who being by me duly sworn did depose and say that she/he resides in _____________________, that she/he is the ___________________ of
_____________________, the corporation described in and which executed the above instrument and that she/he signed her/his name thereto by authority of the Board of Directors of said corporation.

[NOTARIAL SEAL]


                                                  -----------------------------
                                                  Notary Public

STATE OF _________________   )
                                    )  ss.:
COUNTY OF ________________   )


                On the ____ day of ___________ , 1997, before me, a notary public in and for said State, personally appeared ________________ ______________________ , known to me (or proved to me on the basis of satisfactory evidence) to be a __________________________ of ___________________
_______________________, the _____________________ corporation that executed the within instrument, and also known to me (or proved to me on the basis of satisfactory evidence) to be the persons who executed it on behalf of said ____________________ corporation, and acknowledged to me that such
____________________ corporation executed the within instrument.

                IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

[NOTARIAL SEAL]



                                                  -----------------------------
                                                  Notary Public

                                    EXHIBIT I

                      LETTER AGREEMENT WITH THE DEPOSITORY

                                   EXHIBIT II

                             FORM OF CLASS A-1 BOND


                PRINCIPAL OF THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THE PRINCIPAL AMOUNT OF THIS BOND MAY BE ASCERTAINED ONLY BY OBTAINING A CONFIRMATION THEREOF FROM THE TRUSTEE UNDER THE INDENTURE REFERRED TO BELOW.

                UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND SO ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR USE HEREOF, FOR VALUE OR OTHERWISE, BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            SEQUOIA MORTGAGE TRUST 1
                       a Delaware Statutory Business Trust

                          Collateralized Mortgage Bonds
                                    CLASS A-1

                          STATED MATURITY: May 4, 2029
                            ISSUE DATE: July 29, 1997


Initial Principal
Amount of this Bond:

$200,000,000                                               CUSIP NO. 817435 AA 8
                                                            CERTIFICATE NUMBER 1

                Sequoia Mortgage Trust 1 (the "Issuer"), a statutory business trust formed under a deposit trust agreement dated as of July 16, 1997 and having Wilmington Trust Company, a Delaware banking corporation, as Owner Trustee, for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of TWO HUNDRED MILLION DOLLARS ($200,000,000) in monthly installments on the fourth day of each month, commencing on August 4, 1997 (each, a "Payment Date"), and ending on or before May 4, 2029, (the "Stated Maturity" of such final installment of principal), and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the Principal Amount (as defined in the Indenture hereinafter referred to) of this Bond on each Payment Date for the related period, commencing on the immediately preceding Payment Date (or, in the case of the first Interest Accrual Period, commencing on the Closing Date) and ending on the date immediately preceding such Payment Date, as set forth herein and in the Indenture and the Master Servicing Agreement referred to below. If any Payment Date shall not be a "Business Day" (as defined in the Indenture), payment of the amount due will be made on the next succeeding Business Day.

                Installments of principal of this Bond are due and payable as described in the Indenture and in the master servicing agreement dated as of June 1, 1997 (the "Master Servicing Agreement"), among the Issuer, the Trustee and the Master Servicer, as such agreement may be amended or supplemented from time to time as permitted thereby.

                The principal of, and interest on, this Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Bond shall be applied as set forth in the Indenture. Any installment of principal or interest which is not paid when and as due shall bear interest as described herein and in the Indenture.

                Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                IN WITNESS WHEREOF, Sequoia Mortgage Trust 1 has caused this instrument to be duly executed by its duly authorized officer.

Dated: July 29, 1997                   SEQUOIA MORTGAGE TRUST 1


                                       By:    WILMINGTON TRUST COMPANY,
                                              not in its individual
                                              capacity but solely as
                                              Owner Trustee


                                       By:___________________________________

                                       Title:________________________________


                          CERTIFICATE OF AUTHENTICATION

This is one of the Bonds referred to in the within-mentioned
Indenture.

_______________________________,
as Trustee


By:________________________________
   Authorized Signatory

                This Bond is one of a duly authorized issue of Bonds of the Issuer, designated as its Collateralized Mortgage Bonds (herein called the "Bonds"). The Bonds are issuable in one or more classes; the Bonds of particular Classes being herein called the Class A-1 and Class A-2 Bonds, all issued and to be issued under the Issuer's Indenture dated as of June 1, 1997 between the Issuer and First Union National Bank (the "Trustee", which term includes any successor Trustee under the Indenture), which authorized the Bonds, and reference is hereby made thereto for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds of each particular Class thereof and the terms upon which the Bonds of each Class are, and are to be, authenticated and delivered. The Bond is one of the Class A-1 Bonds.

                All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture or, if not defined therein, in the Master Servicing Agreement.

                The interest rate for the Class A-1 Bonds (the "Class A-1 Interest Rate") on each Payment Date after the first Payment Date and up to and including the Payment Date on which the Issuer is first permitted to exercise its option to redeem the Bonds will be equal to the lesser of (i) a per annum floating rate equal to LIBOR (as defined in the Master Servicing Agreement), for the related Interest Accrual Period plus 0.38% and (ii) 10% per annum. If the Issuer does not exercise its option to redeem the Bonds on the first Payment Date on which it is permitted to do so, on the next succeeding Payment Date, the Class A-1 Interest Rate will increase and for the remaining term of the Bonds will be equal to the lesser of (i) a per annum floating rate equal to LIBOR for the related Interest Accrual Period plus 0.76% and (ii) 10.38% per annum. The Class A-1 Interest Rate for the first Payment Date will equal 6.02844% per annum.

                As provided in the Indenture, the Bonds are issuable in Classes which may vary as is provided or permitted in the Indenture. Bonds of each Class are equally and ratably secured by the collateral pledged as security therefor to the extent provided by the Indenture.

                For each Payment Date, the aggregate amount of each installment of interest due and payable on the Class A-1 Bonds will be equal to the Class A-1 Interest Payment Amount for such Payment Date.

                The "Class A-1 Interest Payment Amount" means, as of any Payment Date, the sum of (i) one month's interest at the Class A-1 Interest Rate on the then outstanding Principal Amount of the Class A-1 Bonds immediately prior to such Payment Date and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Payment Date exceeded the amount actually distributed as interest on such Bonds on such prior Payment Dates and was not subsequently distributed, together with, to the extent permitted by applicable law, interest on the amount described in clause (ii) at the Class A-1 Interest Rate; provided, that, solely in the case where an MBIA Default shall have occurred and is continuing, the rate at which the amount in clause (i) above is calculated shall be the lesser of the Class A-1 Interest Rate and the Weighted Average Net Mortgage Rate for the related Payment Date (unless such Payment Date would be the seventh consecutive Payment Date on which at least one of the Bond Interest Rates would be equal to the Weighted Average Net Mortgage Rate, in which case, this proviso shall be disregarded for such Payment Date regardless of any continuation of such MBIA Default). For any Payment Date on which interest accrues in the Class A-1 Bonds based on the Weighted Average Net Mortgage Rate, Class A-1 Bondholders' Interest Carryover will accrue which will be payable as provided in the Master Servicing Agreement and the Indenture.

                For each Payment Date, the aggregate amount of each installment of principal due and payable on the Class A-1 Bonds will be equal to such Class's pro rata share of the Principal Payment Amount for such Payment Date. The Principal Payment Amount shall be as defined in the Master Servicing Agreement and shall in no event be less for any Payment Date than the excess, if any, of the aggregate Principal Amount of the Bonds immediately prior to such Payment Date over the Pool Principal Balance with respect to such Payment Date. The entire unpaid principal amount of this Bond shall be due and payable, if not then previously paid, on the Stated Maturity set forth on the face hereof.

                All payments of principal of, and interest on, the Bonds shall be made only from the Trust Estate Granted as security for the Bonds, the Policy referred to below and any other assets of the Issuer that have not been Granted as security for any other bonds or obligations of the Issuer, and each Holder hereof, by its acceptance of this Bond, agrees that it will have recourse solely against such Trust Estate and such other assets of the Issuer and that neither Wilmington Trust Company in its individual capacity, any holder of a beneficial interest in the Issuer nor any of their respective shareholders, partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for any amounts payable, or performance due, under this Bond or the Indenture.

                Payment of the then remaining unpaid principal amount of this Bond on the Stated Maturity of its final installment of principal or on such earlier date as the Issuer shall be required to pay the then remaining unpaid principal amount of this Bond or payment of the Redemption Price payable on any date as of which this Bond has been called for redemption in full, shall be made upon presentation of this Bond to the office or agency of the Issuer maintained for such purpose. Payments of interest on this Bond due and payable on each Payment Date or on any Redemption Date, to the extent this Bond is not being paid in full, together with any installment of principal of this Bond due and payable on each Payment Date or the Redemption Date, to the extent not in full payment of this Bond, shall be made by check mailed to the Person whose name appears as the registered Holder of this Bond (or one or more Predecessor Bonds) on the Bond Register as of the last day of the second month preceding the month in which such Payment Date occurs (each a "Record Date").

                Checks for amounts which include installments of principal due on this Bond shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Bond Register as of the applicable Record Date without requiring that this Bond be submitted for notation of payment and checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated by the Issuer for such purpose pursuant to the Indenture. Any reduction in the principal amount of this Bond (or any one or more Predecessor Bonds) effected by any payments made on any Payment Date shall be binding upon all Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.

        If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Bond on a Payment Date or Redemption Date which is prior to the Stated Maturity of the final installment of principal hereof, then the Trustee, on behalf of the Issuer, will notify the Person who was the registered Holder hereof on the last day of the month prior to the month in which such Payment Date or Redemption Date occurs, and the amount then due and payable shall, if sufficient funds therefor are available, be payable only upon presentation of this Bond to the office or agency of the Issuer maintained for such purpose.

                The failure of the Issuer to pay when and as due any installment of principal of (regardless of the lapse of any grace period) any Bond shall not constitute an Event of Default under the Indenture unless the aggregate Principal Amount of the Bonds exceeds the Pool Principal Balance with respect to a Payment Date of the Pledged Mortgages after application of all available amounts on deposit in the Distribution Account on a Payment Date or unless the Bonds are not paid in full at their Stated Maturity.

                If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Bonds, the Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the Stated Maturity of the final installment of principal of this Bond, the amount payable to the Holder of this Bond will be equal to the Principal Amount of this Bond on the date this Bond becomes so due and payable, together with accrued interest. Following the acceleration of the maturity of the Bonds, all amounts collected as proceeds of the collateral securing the Bonds or otherwise shall be applied as described in the Indenture. Following such acceleration, interest on any overdue installments of interest on all Bonds shall be payable at the rate set forth in the Indenture.

                The Bonds are not prepayable or redeemable at the option or direction of the Issuer except that the Bonds are subject to redemption in whole, but not in part, at the option of the Issuer on any Payment Date after the earlier of (a) seven years after the initial issuance of the Bonds and (b) the Payment Date after which the Pool Principal Balance with respect to such Payment Date, is 35% or less of the Original Pool Principal Balance, at a redemption price equal to 100% of the unpaid Principal Balance for each such Class of Bonds, plus accrued and unpaid interest thereon at the Class A-1 Bond Interest Rate. The Bonds are also subject to redemption by the Issuer upon the exercise by the Master Servicer or the Insurer of its right to purchase the remaining outstanding Pledged Mortgages which right may be exercised, upon the giving of required notice to the Issuer, on any Payment Date after the Payment Date with respect to which the Pool Principal Balance is equal to 10% or less of the Original Pool Principal Balance. Any redemption of the Bond shall be at a price equal to 100% of the unpaid principal amount of this Bond plus accrued and unpaid interest hereon to the date of interest redemption.

                As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuer, upon surrender of this Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class, of authorized denominations and in the same aggregate initial principal amount, will be issued to the designated transferee or transferees.

                Prior to the due presentment for registration of transfer of this Bond, the Issuer, the Trustee, and any agent of the Issuer shall treat the Person in whose name this Bond is registered (i) on any Record Date, for purposes of making payments, and (ii) on any other date for any other purposes, as the owner hereof, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

                The Indenture permits, subject to the rights of the Insurer and with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Balance Amount of the Bonds. The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the aggregate Principal Amount of the Bonds on behalf of the Holders of all the Bonds, subject to the rights of the Insurer, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer herefor or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Trustee, subject to the rights of the Insurer, to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder and also permits certain amendments without the consent of Bondholders.

                As provided in the Indenture, the Insurer shall have the right to control the exercise of certain remedies set forth therein and to exercise certain of the voting rights of the Holders of the Bonds and certain other rights may only be exercised with the consent of the Insurer.

                The Bonds are "Book Entry Bonds" which will be available to investors only through the book entry facilities of The Depository Trust Company, and bond certificates for all Classes of Bonds will be available only under certain limited circumstances as described in the Indenture.

                AS PROVIDED IN THE INDENTURE, THIS BOND AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

                No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional to the extent permitted by applicable law, to pay the principal of, and interest on, this Bond at the times, place and rate, and in the coin or currency herein prescribed.

                             STATEMENT OF INSURANCE


OBLIGATIONS:                 $534,347,000
                             Sequoia Mortgage Trust 1

                             Collateralized Mortgage Bonds
                             Class A-1 and Class A-2 Bonds

                MBIA Insurance Corporation (the "Insurer"), has issued a Financial Guaranty Insurance Policy (the "Policy") relating to the Obligations containing the following provisions, the Policy being on file at the Corporate Trust Office of the Trustee.

                The Insurer, in consideration of the payment of the premium and subject to the terms of the Policy, hereby unconditionally and irrevocably guarantees to any Owner (as defined below) that an amount equal to each full and complete Insured Payment will be received by First Union National Bank, Charlotte, NC, or its successor, as trustee for the Owners (the "Trustee"), on behalf of the Owners from the Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations under the Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in the Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

                Notwithstanding the foregoing paragraph, the Policy does not cover shortfalls, if any, attributable to the liability of the Issuer or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

                The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case payment shall be disbursed to such Owner.

                The Insurer will pay any other amount payable hereunder no later than 12:00 noon New York City time on the later of the Payment Date on which the related Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim under the Policy, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

                Insured Payments due under the Policy, unless otherwise stated in the Policy, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

                The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

                Subject to the terms of the Indenture, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer under the Policy.

                As used in the Policy, the following terms shall have the following meanings:

                "Agreement" means the Master Servicing Agreement dated as of June 1, 1997 among Sequoia Mortgage Trust 1, as Issuer, the Master Servicer, Redwood Trust, Inc. and the Trustee, as trustee, without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Insurer.

                "Business Day" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in the State of Maryland or The City of New York or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

                "Deficiency Amount" means (A) for any Payment Date prior to the Stated Maturity, an amount equal to the sum of (i) the Interest Payment Amount over the Net Available Funds for such Payment Date and (ii) the Subordination Deficit, if any; (B) for the Stated Maturity, an amount equal to the sum of (i) the excess, if any, of the Interest Payment Amount over the Net Available Funds for such Payment Date and (ii) the excess, if any, of the Bond Principal Balance of the Bonds over Net Available Funds not used to pay the Interest Payment Amount for such Stated Maturity; and (C) for any date on which the acceleration or redemption of the Bonds has been directed or consented to by the Insurer pursuant to the Agreement, an amount equal to the excess, if any, of the sum of the Bond Principal Balance of the Bonds, together with accrued and unpaid interest thereon through the date of payment of such accelerated or redeemed Bonds, over the Net Available Funds for such Payment Date; provided, that, for purposes of determining the Deficiency Amount, the Interest Payment Amount shall be calculated for each Payment Date without regard or reference to the Weighted Average Net Mortgage Rate.

                "Indenture" means the Indenture dated as of June 1, 1997 among the Issuer and the Trustee, as trustee.

                "Insured Payment" means (i) as of any Payment Date any Deficiency Amount and (ii) any Preference Amount.

                "Issuer" means the Sequoia Mortgage Trust 1.

                "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee or the Master Servicer, as agent of the Trustee, specifying the Insured

Payment which shall be due and owing on the applicable Payment Date.

                "Owner" means each bondholder (as defined in the Agreement) who, on the applicable Payment Date, is entitled under the terms of the applicable Bonds to payment thereunder.

                "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

                Capitalized terms used in the Policy and not otherwise defined therein shall have the respective meanings set forth in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the

Agreement, unless such amendment or modification has been approved in writing by the Insurer.

                Any notice under the Policy or service of process on the Fiscal Agent or the Insurer may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee and Master Servicer.

                The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee and the Master Servicer in writing.

                The Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

                The insurance provided by the Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

                The Policy is not cancelable for any reason. The premium on the Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.


                           MBIA INSURANCE CORPORATION

                PRINCIPAL OF THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THE PRINCIPAL AMOUNT OF THIS BOND MAY BE ASCERTAINED ONLY BY OBTAINING A CONFIRMATION THEREOF FROM THE TRUSTEE UNDER THE INDENTURE REFERRED TO BELOW.

        UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND SO ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR USE HEREOF, FOR VALUE OR OTHERWISE, BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                            SEQUOIA MORTGAGE TRUST 1
                       a Delaware Statutory Business Trust

                          Collateralized Mortgage Bonds
                                    CLASS A-1

                          STATED MATURITY: May 4, 2029
                            ISSUE DATE: July 29, 1997


Initial Principal
Amount of this Bond:

$134,347,000                                               CUSIP NO. 817435 AA 8
                                                            CERTIFICATE NUMBER 2

                Sequoia Mortgage Trust 1 (the "Issuer"), a statutory business trust formed under a deposit trust agreement dated as of July 16, 1997 and having Wilmington Trust Company, a Delaware banking corporation, as Owner Trustee, for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of ONE HUNDRED THIRTY FOUR MILLION THREE HUNDRED FORTY SEVEN THOUSAND DOLLARS ($134,347,000) in monthly installments on the fourth day of each month, commencing on August 4, 1997 (each, a "Payment Date"), and ending on or before May 4, 2029, (the "Stated Maturity" of such final installment of principal), and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the Principal Amount (as defined in the Indenture hereinafter referred to) of this Bond on each Payment Date for the related period, commencing on the immediately preceding Payment Date (or, in the case of the first Interest Accrual Period, commencing on the Closing Date) and ending on the date immediately preceding such Payment Date, as set forth herein and in the Indenture and the Master Servicing Agreement referred to below. If any Payment Date shall not be a "Business Day" (as defined in the Indenture), payment of the amount due will be made on the next succeeding Business Day.

                Installments of principal of this Bond are due and payable as described in the Indenture and in the master servicing agreement dated as of June 1, 1997 (the "Master Servicing Agreement"), among the Issuer, the Trustee and the Master Servicer, as such agreement may be amended or supplemented from time to time as permitted thereby.

                The principal of, and interest on, this Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Bond shall be applied as set forth in the Indenture. Any installment of principal or interest which is not paid when and as due shall bear interest as described herein and in the Indenture.

                Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                IN WITNESS WHEREOF, Sequoia Mortgage Trust 1 has caused this instrument to be duly executed by its duly authorized officer.

Dated: July 29, 1997                      SEQUOIA MORTGAGE TRUST 1


                                          By:    WILMINGTON TRUST COMPANY,
                                                 not in its individual
                                                 capacity but solely as
                                                 Owner Trustee


                                          By:_________________________________

                                          Title:______________________________


                          CERTIFICATE OF AUTHENTICATION

This is one of the Bonds referred to in the within-mentioned
Indenture.

_______________________________,
as Trustee


By:_______________________________

   Authorized Signatory

                This Bond is one of a duly authorized issue of Bonds of the Issuer, designated as its Collateralized Mortgage Bonds (herein called the "Bonds"). The Bonds are issuable in one or more classes; the Bonds of particular Classes being herein called the Class A-1 and Class A-2 Bonds, all issued and to be issued under the Issuer's Indenture dated as of June 1, 1997 between the Issuer and First Union National Bank (the "Trustee", which term includes any successor Trustee under the Indenture), which authorized the Bonds, and reference is hereby made thereto for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds of each particular Class thereof and the terms upon which the Bonds of each Class are, and are to be, authenticated and delivered. The Bond is one of the Class A-1 Bonds.

                All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture or, if not defined therein, in the Master Servicing Agreement.

                The interest rate for the Class A-1 Bonds (the "Class A-1 Interest Rate") on each Payment Date after the first Payment Date and up to and including the Payment Date on which the Issuer is first permitted to exercise its option to redeem the Bonds will be equal to the lesser of (i) a per annum floating rate equal to LIBOR (as defined in the Master Servicing Agreement), for the related Interest Accrual Period plus 0.38% and (ii) 10% per annum. If the Issuer does not exercise its option to redeem the Bonds on the first Payment Date on which it is permitted to do so, on the next succeeding Payment Date, the Class A-1 Interest Rate will increase and for the remaining term of the Bonds will be equal to the lesser of (i) a per annum floating rate equal to LIBOR for the related Interest Accrual Period plus 0.76% and (ii) 10.38% per annum. The Class A-1 Interest Rate for the first Payment Date will equal 6.02844% per annum.

                As provided in the Indenture, the Bonds are issuable in Classes which may vary as is provided or permitted in the Indenture. Bonds of each Class are equally and ratably secured by the collateral pledged as security therefor to the extent provided by the Indenture.

                For each Payment Date, the aggregate amount of each installment of interest due and payable on the Class A-1 Bonds will be equal to the Class A-1 Interest Payment Amount for such Payment Date.

                The "Class A-1 Interest Payment Amount" means, as of any Payment Date, the sum of (i) one month's interest at the Class A-1 Interest Rate on the then outstanding Principal Amount of the Class A-1 Bonds immediately prior to such Payment Date and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Payment Date exceeded the amount actually distributed as interest on such Bonds on such prior Payment Dates and was not subsequently distributed, together with, to the extent permitted by applicable law, interest on the amount described in clause (ii) at the Class A-1 Interest Rate; provided, that, solely in the case where an MBIA Default shall have occurred and is continuing, the rate at which the amount in clause (i) above is calculated shall be the lesser of the Class A-1 Interest Rate and the Weighted Average Net Mortgage Rate for the related Payment Date (unless such Payment Date would be the seventh consecutive Payment Date on which at least one of the Bond Interest Rates would be equal to the Weighted Average Net Mortgage Rate, in which case, this proviso shall be disregarded for such Payment Date regardless of any continuation of such MBIA Default). For any Payment Date on which interest accrues in the Class A-1 Bonds based on the Weighted Average Net Mortgage Rate, Class A-1 Bondholders' Interest Carryover will accrue which will be payable as provided in the Master Servicing Agreement and the Indenture.

                For each Payment Date, the aggregate amount of each installment of principal due and payable on the Class A-1 Bonds will be equal to such Class's pro rata share of the Principal Payment Amount for such Payment Date. The Principal Payment Amount shall be as defined in the Master Servicing Agreement and shall in no event be less for any Payment Date than the excess, if any, of the aggregate Principal Amount of the Bonds immediately prior to such Payment Date over the Pool Principal Balance with respect to such Payment Date. The entire unpaid principal amount of this Bond shall be due and payable, if not then previously paid, on the Stated Maturity set forth on the face hereof.

               All payments of principal of, and interest on, the Bonds shall be made only from the Trust Estate Granted as security for the Bonds, the Policy referred to below and any other assets of the Issuer that have not been Granted as security for any other bonds or obligations of the Issuer, and each Holder hereof, by its acceptance of this Bond, agrees that it will have recourse solely against such Trust Estate and such other assets of the Issuer and that neither Wilmington Trust Company in its individual capacity, any holder of a beneficial interest in the Issuer nor any of their respective shareholders, partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for any amounts payable, or performance due, under this Bond or the Indenture.

                Payment of the then remaining unpaid principal amount of this Bond on the Stated Maturity of its final installment of principal or on such earlier date as the Issuer shall be required to pay the then remaining unpaid principal amount of this Bond or payment of the Redemption Price payable on any date as of which this Bond has been called for redemption in full, shall be made upon presentation of this Bond to the office or agency of the Issuer maintained for such purpose. Payments of interest on this Bond due and payable on each Payment Date or on any Redemption Date, to the extent this Bond is not being paid in full, together with any installment of principal of this Bond due and payable on each Payment Date or the Redemption Date, to the extent not in full payment of this Bond, shall be made by check mailed to the Person whose name appears as the registered Holder of this Bond (or one or more Predecessor Bonds) on the Bond Register as of the last day of the second month preceding the month in which such Payment Date occurs (each a "Record Date").

                Checks for amounts which include installments of principal due on this Bond shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Bond Register as of the applicable Record Date without requiring that this Bond be submitted for notation of payment and checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated by the Issuer for such purpose pursuant to the Indenture. Any reduction in the principal amount of this Bond (or any one or more Predecessor Bonds) effected by any payments made on any Payment Date shall be binding upon all Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.

        If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Bond on a Payment Date or Redemption Date which is prior to the Stated Maturity of the final installment of principal hereof, then the Trustee, on behalf of the Issuer, will notify the Person who was the registered Holder hereof on the last day of the month prior to the month in which such Payment Date or Redemption Date occurs, and the amount then due and payable shall, if sufficient funds therefor are available, be payable only upon presentation of this Bond to the office or agency of the Issuer maintained for such purpose.

                The failure of the Issuer to pay when and as due any installment of principal of (regardless of the lapse of any grace period) any Bond shall not constitute an Event of Default under the Indenture unless the aggregate Principal Amount of the Bonds exceeds the Pool Principal Balance with respect to a Payment Date of the Pledged Mortgages after application of all available amounts on deposit in the Distribution Account on a Payment Date or unless the Bonds are not paid in full at their Stated Maturity.

                If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Bonds, the Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the Stated Maturity of the final installment of principal of this Bond, the amount payable to the Holder of this Bond will be equal to the Principal Amount of this Bond on the date this Bond becomes so due and payable, together with accrued interest. Following the acceleration of the maturity of the Bonds, all amounts collected as proceeds of the collateral securing the Bonds or otherwise shall be applied as described in the Indenture. Following such acceleration, interest on any overdue installments of interest on all Bonds shall be payable at the rate set forth in the Indenture.

                The Bonds are not prepayable or redeemable at the option or direction of the Issuer except that the Bonds are subject to redemption in whole, but not in part, at the option of the Issuer on any Payment Date after the earlier of (a) seven years after the initial issuance of the Bonds and (b) the Payment Date after which the Pool Principal Balance with respect to such Payment Date, is 35% or less of the Original Pool Principal Balance, at a redemption price equal to 100% of the unpaid Principal Balance for each such Class of Bonds, plus accrued and unpaid interest thereon at the Class A-1 Bond Interest Rate. The Bonds are also subject to redemption by the Issuer upon the exercise by the Master Servicer or the Insurer of its right to purchase the remaining outstanding Pledged Mortgages which right may be exercised, upon the giving of required notice to the Issuer, on any Payment Date after the Payment Date with respect to which the Pool Principal Balance is equal to 10% or less of the Original Pool Principal Balance. Any redemption of the Bond shall be at a price equal to 100% of the unpaid principal amount of this Bond plus accrued and unpaid interest hereon to the date of interest redemption.

                As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuer, upon surrender of this Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class, of authorized denominations and in the same aggregate initial principal amount, will be issued to the designated transferee or transferees.

                Prior to the due presentment for registration of transfer of this Bond, the Issuer, the Trustee, and any agent of the Issuer shall treat the Person in whose name this Bond is registered (i) on any Record Date, for purposes of making payments, and (ii) on any other date for any other purposes, as the owner hereof, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

                The Indenture permits, subject to the rights of the Insurer and with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Balance Amount of the Bonds. The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the aggregate Principal Amount of the Bonds on behalf of the Holders of all the Bonds, subject to the rights of the Insurer, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer herefor or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Trustee, subject to the rights of the Insurer, to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder and also permits certain amendments without the consent of Bondholders.

                As provided in the Indenture, the Insurer shall have the right to control the exercise of certain remedies set forth therein and to exercise certain of the voting rights of the Holders of the Bonds and certain other rights may only be exercised with the consent of the Insurer.

                The Bonds are "Book Entry Bonds" which will be available to investors only through the book entry facilities of The Depository Trust Company, and bond certificates for all Classes of Bonds will be available only under certain limited circumstances as described in the Indenture.

                AS PROVIDED IN THE INDENTURE, THIS BOND AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

                No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional to the extent permitted by applicable law, to pay the principal of, and interest on, this Bond at the times, place and rate, and in the coin or currency herein prescribed.

                             STATEMENT OF INSURANCE


OBLIGATIONS:                 $534,347,000
                             Sequoia Mortgage Trust 1

                             Collateralized Mortgage Bonds
                             Class A-1 and Class A-2 Bonds


                MBIA Insurance Corporation (the "Insurer"), has issued a Financial Guaranty Insurance Policy (the "Policy") relating to the Obligations containing the following provisions, the Policy being on file at the Corporate Trust Office of the Trustee.

                The Insurer, in consideration of the payment of the premium and subject to the terms of the Policy, hereby unconditionally and irrevocably guarantees to any Owner (as defined below) that an amount equal to each full and complete Insured Payment will be received by First Union National Bank, Charlotte, NC, or its successor, as trustee for the Owners (the "Trustee"), on behalf of the Owners from the Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations under the Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in the Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

                Notwithstanding the foregoing paragraph, the Policy does not cover shortfalls, if any, attributable to the liability of the Issuer or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

                The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case payment shall be disbursed to such Owner.

                The Insurer will pay any other amount payable hereunder no later than 12:00 noon New York City time on the later of the Payment Date on which the related Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim under the Policy, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

                Insured Payments due under the Policy, unless otherwise stated in the Policy, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

                The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

                Subject to the terms of the Indenture, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer under the Policy.

                As used in the Policy, the following terms shall have the following meanings:

                "Agreement" means the Master Servicing Agreement dated as of June 1, 1997 among Sequoia Mortgage Trust 1, as Issuer, the Master Servicer, Redwood Trust, Inc. and the Trustee, as trustee, without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Insurer.

                "Business Day" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in the State of Maryland or The City of New York or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

                "Deficiency Amount" means (A) for any Payment Date prior to the Stated Maturity, an amount equal to the sum of (i) the Interest Payment Amount over the Net Available Funds for such Payment Date and (ii) the Subordination Deficit, if any; (B) for the Stated Maturity, an amount equal to the sum of (i) the excess, if any, of the Interest Payment Amount over the Net Available Funds for such Payment Date and (ii) the excess, if any, of the Bond Principal Balance of the Bonds over Net Available Funds not used to pay the Interest Payment Amount for such Stated Maturity; and (C) for any date on which the acceleration or redemption of the Bonds has been directed or consented to by the Insurer pursuant to the Agreement, an amount equal to the excess, if any, of the sum of the Bond Principal Balance of the Bonds, together with accrued and unpaid interest thereon through the date of payment of such accelerated or redeemed Bonds, over the Net Available Funds for such Payment Date; provided, that, for purposes of determining the Deficiency Amount, the Interest Payment Amount shall be calculated for each Payment Date without regard or reference to the Weighted Average Net Mortgage Rate.

                "Indenture" means the Indenture dated as of June 1, 1997 among the Issuer and the Trustee, as trustee.

                "Insured Payment" means (i) as of any Payment Date any Deficiency Amount and (ii) any Preference Amount.

                "Issuer" means the Sequoia Mortgage Trust 1.

                "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee or the Master Servicer, as agent of the Trustee, specifying the Insured

Payment which shall be due and owing on the applicable Payment Date.

                "Owner" means each bondholder (as defined in the Agreement) who, on the applicable Payment Date, is entitled under the terms of the applicable Bonds to payment thereunder.

                "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

                Capitalized terms used in the Policy and not otherwise defined therein shall have the respective meanings set forth in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the Agreement, unless such amendment or modification has been approved in writing by the Insurer.

                Any notice under the Policy or service of process on the Fiscal Agent or the Insurer may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee and Master Servicer.

                The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee and the Master Servicer in writing.

                The Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

                The insurance provided by the Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

                The Policy is not cancelable for any reason. The premium on the Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.

                           MBIA INSURANCE CORPORATION

                                   EXHIBIT III

                             FORM OF CLASS A-2 BOND


                PRINCIPAL OF THIS BOND IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE PRINCIPAL AMOUNT OF THIS BOND AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. THE PRINCIPAL AMOUNT OF THIS BOND MAY BE ASCERTAINED ONLY BY OBTAINING A CONFIRMATION THEREOF FROM THE TRUSTEE UNDER THE INDENTURE REFERRED TO BELOW.

                UNLESS THIS BOND IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY BOND SO ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR USE HEREOF, FOR VALUE OR OTHERWISE, BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.


                                     III-1

                            SEQUOIA MORTGAGE TRUST 1
                       a Delaware Statutory Business Trust

                          Collateralized Mortgage Bonds
                                    CLASS A-2

                          STATED MATURITY: May 4, 2029
                            ISSUE DATE: July 29, 1997


Initial Principal
Amount of this Bond:

$200,000,000                                               CUSIP NO. 817435 AB 6
                                                            CERTIFICATE NUMBER 1

                Sequoia Mortgage Trust 1 (the "Issuer"), a statutory business trust formed under a deposit trust agreement dated as of July 16, 1997 and having Wilmington Trust Company, a Delaware banking corporation, as Owner Trustee, for value received, hereby promises to pay to CEDE & CO. or registered assigns, the principal sum of Two Hundred Million Dollars ($200,000,000) in monthly installments on the fourth day of each month, commencing on August 4, 1997 (each, a "Payment Date"), and ending on or before May 4, 2029 (the "Stated Maturity" of such final installment of principal), and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) on the Principal Amount (as defined in the Indenture hereinafter referred to) of this Bond on each Payment Date for the related period, commencing on the immediately preceding Payment Date (or, in the case of the first Interest Accrual Period, commencing on the Closing Date) and ending on the date immediately preceding such Payment Date, as set forth herein and in the Indenture and the Master Servicing Agreement referred to below. If any Payment Date shall not be a "Business Day" (as defined in the Indenture), payment of the amount due will be made on the next succeeding Business Day.

                Installments of principal of this Bond are due and payable as described in the Indenture and in the master servicing agreement dated as of June 1, 1997 (the "Master Servicing Agreement"), among the Issuer, the Trustee and the Master Servicer, as such agreement may be amended or supplemented from time to time as permitted thereby.


                                     III-2

                The principal of, and interest on, this Bond are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Bond shall be applied as set forth in the Indenture. Any installment of principal or interest which is not paid when and as due shall bear interest as described herein and in the Indenture.

                Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Bond shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

                IN WITNESS WHEREOF, Sequoia Mortgage Trust 1 has caused this instrument to be duly executed by its duly authorized officer.

Dated: July 29, 1997                      SEQUOIA MORTGAGE TRUST 1


                                   By:    WILMINGTON TRUST COMPANY,
                                          not in its individual
                                          capacity but solely as
                                          Owner Trustee


                                   By:_____________________________________

                                   Title:__________________________________


                          CERTIFICATE OF AUTHENTICATION

This is one of the Bonds referred to in the within-mentioned
Indenture.

_________________________________,
as Trustee


By:__________________________________
   Authorized Signatory


                                     III-3

                This Bond is one of a duly authorized issue of Bonds of the Issuer, designated as its Collateralized Mortgage Bonds (herein called the "Bonds"). The Bonds are issuable in one or more classes; the Bonds of particular Classes being herein called the Class A-1 and Class A-2 Bonds, all issued and to be issued under the Issuer's Indenture dated as of June 1, 1997 between the Issuer and First Union National Bank (the "Trustee", which term includes any successor Trustee under the Indenture), which authorized the Bonds, and reference is hereby made thereto for a statement of the respective rights thereunder of the Issuer, the Trustee and the Holders of the Bonds of each particular Class thereof and the terms upon which the Bonds of each Class are, and are to be, authenticated and delivered. The Bond is one of the Class A-2 Bonds.

                All terms used in this Bond which are defined in the Indenture shall have the meanings assigned to them in the Indenture or, if not defined therein, in the Master Servicing Agreement.

                The interest rate for the Class A-2 Bonds (the "Class A-2 Interest Rate") on each Payment Date after the first Payment Date and up to and including the Payment Date on which the Issuer is permitted to exercise its option to redeem the Bonds will be equal to the lesser of (i) a per annum floating rate equal to the Fed Funds Average Rate (as defined in the Master Servicing Agreement), for the related Interest Accrual Period plus, 0.54% and
(ii) 10% per annum. If the Issuer does not exercise its option to redeem the Bonds on the first Payment Date on which it is permitted to do so, on the next succeeding payment date, the Class A-2 Interest Rate will increase and for the remaining term of the Bonds will be equal to the lesser of (i) a per annum floating rate equal to the Fed Funds Average Rate for the related Interest Accrual Period plus 0.92% and (ii) 10.38% per annum. The Class A-2 Interest Rate for the first Payment Date will equal 6.04% per annum.

                As provided in the Indenture, the Bonds are issuable in Classes which may vary as is provided or permitted in the Indenture. Bonds of each Class are equally and ratably secured by the collateral pledged as security therefor to the extent provided by the Indenture.

                For each Payment Date, the aggregate amount of each installment of interest due and payable on the Class A-2 Bonds will


                                     III-4
be equal to the Class A-2 Interest Payment Amount for such Payment Date.

                The "Class A-2 Interest Payment Amount" means, as of any Payment Date, the sum of (i) one month's interest at the Class A-2 Interest Rate on the then outstanding Principal Amount of the Class A-2 Bonds immediately prior to such Payment Date and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Payment Date exceeded the amount actually distributed as interest on such Bonds on such prior Payment Dates and was not subsequently distributed, together with, to the extent permitted by applicable law, interest on the amount described in clause (ii) at the Class A-2 Interest Rate; provided, that, solely in the case where an MBIA Default shall have occurred and is continuing, the rate at which the amount in clause (i) above is calculated shall be the lesser of the Class A-2 Interest Rate and the Weighted Average Net Mortgage Rate for the related Payment Date (unless such Payment Date would be the seventh consecutive Payment Date on which at least one of the Bond Interest Rates would be equal to the Weighted Average Net Mortgage Rate, in which case, this proviso shall be disregarded for such Payment Date regardless of any continuation of such MBIA Default). For any Payment Date in which interest accrues in the Class A-2 Bonds based on the Weighted Average Net Mortgage Rate, Class A-2 Bondholders' Interest Carryover will accrue which will be payable as provided in the Master Servicing Agreement and the Indenture.

                For each Payment Date, the aggregate amount of each installment of principal due and payable on the Class A-2 Bonds will be equal to such Class's pro rata share of the Principal Payment Amount for such Payment Date. The Principal Payment Amount shall be as defined in the Master Servicing Agreement and shall in no event be less for any Payment Date than the excess, if any, of the aggregate Principal Amount of the Bonds immediately prior to such Payment Date over the Pool Principal Balance with respect to such Payment Date. The entire unpaid principal amount of this Bond shall be due and payable, if not then previously paid, on the Stated Maturity set forth on the face hereof.

                All payments of principal of, and interest on, the Bonds shall be made only from the Trust Estate Granted as security for the Bonds, the Policy referred to below and any other assets of the Issuer that have not been Granted as security for any other bonds


                                     III-5
or obligations of the Issuer, and each Holder hereof, by its acceptance of this Bond, agrees that it will have recourse solely against such Trust Estate and such other assets of the Issuer and that neither Wilmington Trust Company in its individual capacity, any holder of a beneficial interest in the Issuer nor any of their respective shareholders, partners, beneficiaries, agents, officers, directors, employees, successors or assigns shall be personally liable for any amounts payable, or performance due, under this Bond or the Indenture.

                Payment of the then remaining unpaid principal amount of this Bond on the Stated Maturity of its final installment of principal or on such earlier date as the Issuer shall be required to pay the then remaining unpaid principal amount of this Bond or payment of the Redemption Price payable on any date as of which this Bond has been called for redemption in full, shall be made upon presentation of this Bond to the office or agency of the Issuer maintained for such purpose. Payments of interest on this Bond due and payable on each Payment Date or on any Redemption Date, to the extent this Bond is not being paid in full, together with any installment of principal of this Bond due and payable on each Payment Date or the Redemption Date, to the extent not in full payment of this Bond, shall be made by check mailed to the Person whose name appears as the registered Holder of this Bond (or one or more Predecessor Bonds) on the Bond Register as of the last day of the second month preceding the month in which such Payment Date occurs (each a "Record Date").

                Checks for amounts which include installments of principal due on this Bond shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Bond Register as of the applicable Record Date without requiring that this Bond be submitted for notation of payment and checks returned undelivered will be held for payment to the Person entitled thereto, subject to the terms of the Indenture, at the office or agency in the United States of America designated by the Issuer for such purpose pursuant to the Indenture. Any reduction in the principal amount of this Bond (or any one or more Predecessor Bonds) effected by any payments made on any Payment Date shall be binding upon all Holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not noted hereon.


                                     III-6

                If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Bond on a Payment Date or Redemption Date which is prior to the Stated Maturity of the final installment of principal hereof, then the Trustee, on behalf of the Issuer, will notify the Person who was the registered Holder hereof on the last day of the month prior to the month in which such Payment Date or Redemption Date occurs, and the amount then due and payable shall, if sufficient funds therefor are available, be payable only upon presentation of this Bond to the office or agency of the Issuer maintained for such purpose.

                The failure of the Issuer to pay when and as due any installment of principal of (regardless of the lapse of any grace period) any Bond shall not constitute an Event of Default under the Indenture unless the aggregate Principal Amount of the Bonds exceeds the Pool Principal Balance with respect to a Payment Date of the Pledged Mortgages after application of all available amounts on deposit in the Distribution Account on such Payment Date or unless the Bonds are not paid in full at their Stated Maturity.

                If an Event of Default as defined in the Indenture shall occur and be continuing with respect to the Bonds, the Bonds may become or be declared due and payable in the manner and with the effect provided in the Indenture. If any such acceleration of maturity occurs prior to the Stated Maturity of the final installment of principal of this Bond, the amount payable to the Holder of this Bond will be equal to the Principal Amount of this Bond on the date this Bond becomes so due and payable, together with accrued interest. Following the acceleration of the maturity of the Bonds, all amounts collected as proceeds of the collateral securing the Bonds or otherwise shall be applied as described in the Indenture. Following such acceleration, interest on any overdue installments of interest on all Bonds shall be payable at the rate set forth in the Indenture.

                The Bonds are not prepayable or redeemable at the option or direction of the Issuer except that the Bonds are subject to redemption in whole, but not in part, at the option of the Issuer on any Payment Date after the earlier of (a) seven years after the initial issuance of the Bonds and (b) the Payment Date after which the Pool Principal Balance with respect to such Payment Date is 35% or less of the Original Pool Principal Balance, at a redemption


                                     III-7
price equal to 100% of the unpaid Principal Amount for each such Class of Bonds, plus accrued and unpaid interest thereon at the Class A-2 Bond Interest Rate. The Bonds are also subject to redemption by the Issuer upon the exercise by the Master Servicer or the Insurer of its right to purchase the remaining outstanding Pledged Mortgages which right may be exercised, upon the giving of required notice to the Issuer, on any Payment Date after the Payment Date with respect to which the Pool Principal Balance is equal to 10% or less of the Original Pool Principal Balance. Any redemption of this Bond shall be at a price equal to 100% of the unpaid principal amount of this Bond plus accrued and unpaid interest hereon to the date of such redemption.

                As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Bond may be registered on the Bond Register of the Issuer, upon surrender of this Bond for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Bonds of the same Class, of authorized denominations and in the same aggregate initial principal amount, will be issued to the designated transferee or transferees.

                Prior to the due presentment for registration of transfer of this Bond, the Issuer, the Trustee, and any agent of the Issuer shall treat the Person in whose name this Bond is registered (i) on any Record Date, for purposes of making payments, and (ii) on any other date for any other purposes, as the owner hereof, whether or not this Bond be overdue, and neither the Issuer, the Trustee nor any such agent shall be affected by notice to the contrary.

                The Indenture permits, subject to the rights of MBIA and with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Bonds under the Indenture at any time by the Issuer with the consent of the Holders of Bonds representing two-thirds of the Balance Amount of the Bonds. The Indenture also contains provisions permitting the Holders of Bonds representing specified percentages of the aggregate Principal Amount of the Bonds on behalf of the Holders of all the Bonds, subject to the rights of MBIA, to waive compliance by the Issuer


                                     III-8
with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder, at the time of the giving thereof, of this Bond (or any one or more Predecessor Bonds) shall be conclusive and binding upon such Holder and upon all future holders of this Bond and of any Bond issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Bond. The Indenture also permits the Trustee, subject to the rights of MBIA, to amend or waive certain terms and conditions set forth in the Indenture without the consent of the Holders of the Bonds of any Series issued thereunder and also permits certain amendments without the consent of Bondholders.

                As provided in the Indenture, the Insurer shall have the right to control the exercise of certain remedies set forth therein and to exercise certain of the voting rights of the Holders of the Bonds and certain other rights may only be exercised with the consent of the Insurer.

                The Bonds are "Book Entry Bonds" which will be available to investors only through the book entry facilities of The Depository Trust Company, and bond certificates for all Classes of Bonds will be available only under certain limited circumstances as described in the Indenture.

                AS PROVIDED IN THE INDENTURE, THIS BOND AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

                No reference herein to the Indenture and no provision of this Bond or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional to the extent permitted by applicable law, to pay the principal of, and interest on, this Bond at the times, place and rate, and in the coin or currency herein prescribed.

                             STATEMENT OF INSURANCE


OBLIGATIONS:                 $534,347,000
                             Sequoia Mortgage Trust 1


                                     III-9

                             Collateralized Mortgage Bonds
                             Class A-1 and Class A-2 Bonds

                MBIA Insurance Corporation (the "Insurer"), has issued a Financial Guaranty Insurance Policy (the "Policy") relating to the Obligations containing the following provisions, the Policy being on file at the Corporate Trust Office of the Trustee.

                The Insurer, in consideration of the payment of the premium and subject to the terms of the Policy, hereby unconditionally and irrevocably guarantees to any Owner (as defined below) that an amount equal to each full and complete Insured Payment will be received by First Union National Bank, Charlotte, NC, or its successor, as trustee for the Owners (the "Trustee"), on behalf of the Owners from the Insurer, for distribution by the Trustee to each Owner of each Owner's proportionate share of the Insured Payment. The Insurer's obligations under the Policy with respect to a particular Insured Payment shall be discharged to the extent funds equal to the applicable Insured Payment are received by the Trustee, whether or not such funds are properly applied by the Trustee. Insured Payments shall be made only at the time set forth in the Policy and no accelerated Insured Payments shall be made regardless of any acceleration of the Obligations, unless such acceleration is at the sole option of the Insurer.

                Notwithstanding the foregoing paragraph, the Policy does not cover shortfalls, if any, attributable to the liability of the Issuer or the Trustee for withholding taxes, if any (including interest and penalties in respect of any such liability).

                The Insurer will pay any Insured Payment that is a Preference Amount on the Business Day following receipt on a Business Day by the Fiscal Agent (as described below) of (i) a certified copy of the order requiring the return of a preference payment, (ii) an opinion of counsel satisfactory to the Insurer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Insurer, irrevocably assigning to the Insurer all rights and claims of the Owner relating to or arising under the Obligations against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Insurer as agent for such Owner in any legal proceeding related to such preference payment, such instruments being in a


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form satisfactory to the Insurer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Owner and not to any Owner directly unless such Owner has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case payment shall be disbursed to such Owner.


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
                The Insurer will pay any other amount payable hereunder no later than 12:00 noon New York City time on the later of the Payment Date on which the related Deficiency Amount is due or the second Business Day following receipt in New York, New York on a Business Day by State Street Bank and Trust Company, N.A., as Fiscal Agent for the Insurer or any successor fiscal agent appointed by the Insurer (the "Fiscal Agent") of a Notice (as described below); provided that if such Notice is received after 12:00 noon New York City time on such Business Day, it will be deemed to be received on the following Business Day. If any such Notice received by the Fiscal Agent is not in proper form or is otherwise insufficient for the purpose of making claim under the Policy, it shall be deemed not to have been received by the Fiscal Agent for purposes of this paragraph, and the Insurer or the Fiscal Agent, as the case may be, shall promptly so advise the Trustee and the Trustee may submit an amended Notice.

                Insured Payments due under the Policy, unless otherwise stated in the Policy, will be disbursed by the Fiscal Agent to the Trustee on behalf of the Owners by wire transfer of immediately available funds in the amount of the Insured Payment less, in respect of Insured Payments related to Preference Amounts, any amount held by the Trustee for the payment of such Insured Payment and legally available therefor.

                The Fiscal Agent is the agent of the Insurer only and the Fiscal Agent shall in no event be liable to Owners for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

                Subject to the terms of the Indenture, the Insurer shall be subrogated to the rights of each Owner to receive payments under the Obligations to the extent of any payment by the Insurer under the Policy.

                As used in the Policy, the following terms shall have the following meanings:

                "Agreement" means the Master Servicing Agreement dated as of June 1, 1997 among Sequoia Mortgage Trust 1, as Issuer, the Master Servicer, Redwood Trust, Inc. and the Trustee, as trustee, without


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
regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Insurer.

                "Business Day" means any day other than a Saturday, a Sunday or a day on which the Insurer or banking institutions in the State of Maryland or The City of New York or in the city in which the corporate trust office of the Trustee under the Agreement is located are authorized or obligated by law or executive order to close.

                "Deficiency Amount" means (A) for any Payment Date prior to the Stated Maturity, an amount equal to the sum of (i) the Interest Payment Amount over the Net Available Funds for such Payment Date and (ii) the Subordination Deficit, if any; (B) for the Stated Maturity, an amount equal to the sum of (i) the excess, if any, of the Interest Payment Amount over the Net Available Funds for such Payment Date and (ii) the excess, if any, of the Bond Principal Balance of the Bonds over Net Available Funds not used to pay the Interest Payment Amount for such Stated Maturity; and (C) for any date on which the acceleration or redemption of the Bonds has been directed or consented to by the Insurer pursuant to the Agreement, an amount equal to the excess, if any, of the sum of the Bond Principal Balance of the Bonds, together with accrued and unpaid interest thereon through the date of payment of such accelerated or redeemed Bonds, over the Net Available Funds for such Payment Date; provided, that, for purposes of determining the Deficiency Amount, the Interest Payment Amount shall be calculated for each Payment Date without regard or reference to the Weighted Average Net Mortgage Rate.

                "Indenture" means the Indenture dated as of June 1, 1997 among the Issuer and the Trustee, as trustee.

                "Insured Payment" means (i) as of any Payment Date any Deficiency Amount and (ii) any Preference Amount.

                "Issuer" means the Sequoia Mortgage Trust 1.

                "Notice" means the telephonic or telegraphic notice, promptly confirmed in writing by telecopy substantially in the form of Exhibit A attached hereto, the original of which is subsequently delivered by registered or certified mail, from the Trustee or the Master Servicer, as agent of the Trustee, specifying the Insured


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
Payment which shall be due and owing on the applicable Payment Date.

                "Owner" means each bondholder (as defined in the Agreement) who, on the applicable Payment Date, is entitled under the terms of the applicable Bonds to payment thereunder.

                "Preference Amount" means any amount previously distributed to an Owner on the Obligations that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time, in accordance with a final nonappealable order of a court having competent jurisdiction.

                Capitalized terms used in the Policy and not otherwise defined therein shall have the respective meanings set forth in the Agreement as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the


                                     III-14

Agreement, unless such amendment or modification has been approved in writing by the Insurer.

                Any notice under the Policy or service of process on the Fiscal Agent or the Insurer may be made at the address listed below for the Fiscal Agent or such other address as the Insurer shall specify in writing to the Trustee and Master Servicer.

                The notice address of the Fiscal Agent is 15th Floor, 61 Broadway, New York, New York 10006 Attention: Municipal Registrar and Paying Agency, or such other address as the Fiscal Agent shall specify to the Trustee and the Master Servicer in writing.

                The Policy is being issued under and pursuant to, and shall be construed under, the laws of the State of New York, without giving effect to the conflict of laws principles thereof.

                The insurance provided by the Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

                The Policy is not cancelable for any reason. The premium on the Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the Obligations.


                           MBIA INSURANCE CORPORATION


                                     III-15

                                   EXHIBIT IV

                          FORM OF BOND INSURANCE POLICY

                                    EXHIBIT V

                         FORM OF FAIR VALUE CERTIFICATE


                       INDEPENDENT ACCOUNTANT'S REPORT ON
                         APPLYING AGREED-UPON PROCEDURES


Redwood Trust, Inc.
  591 Redwood Highway
  Suite 3100
  Mill Valley, CA  94941

First Union National Bank
  230 South Tyron Street
  9th Floor
  Charlotte, NC 28288

Ladies and Gentlemen:

We have performed the procedures enumerated below, which were agreed to by Redwood Trust, Inc. (the "Company") and First National Union Bank, solely to assist you in connection with the requirement of the Trust Indenture (the "Indenture") dated June 1, 1997 between Sequoia Mortgage Trust 1 (the "Issuer") and First National Union Bank (the "Trustee") as described in Section 2.12(f) of the Indenture with respect to the fair value to the Issuer of the collateral being pledged under the Indenture. This engagement to apply agreed-upon procedures was performed in accordance with standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Company and the Trustee. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

The procedures and the associated findings are as follows:

1. We traced and agreed the amounts of the whole loan pools listed on the attached Exhibit A under the heading "Face Value of Redwood's Mortgage Loans at June 1, 1997" to the remittance


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
        reports (maintained by the Company) received from the various servicers for the loan pools.

        Based on the above procedure no exceptions were noted.

2. We recalculated the amounts shown on the attached Exhibit A under the heading "Face Value of Pledged Mortgages at June 1, 1997" as the difference between the amounts under the heading "Face Value of Redwood's Mortgage Loans at June 1, 1997" and "Loans Not Pledged". However, we make no comment with respect to any aspect related to the amounts listed under the heading "Loans Not Pledged".

        Based on the above procedure no exceptions were noted.

3. We traced and agreed the prices shown on the attached Exhibit A under the heading "Price of Mortgage Loans" to the fax copy of the bid price from the respective servicers as received and maintained by the Company. In addition, we directly confirmed the bid prices with respective servicers for the following Redwood Asset No.'s: 2, 3, 4, 5, 7, 8, 9, 11, 12, 13, 15, 16, 18, and 19. However, we make no comment with respect to the accuracy or appropriateness of the "Price of Mortgage Loans".

        Based on the above procedure no exceptions were noted.

4. We recalculated the amounts under the heading "Fair Value of Pledged Mortgages" as shown on the attached Exhibit A, as the product of the amounts under the heading "Price of Mortgage Loans" and the heading "Loans Not Pledged".

        Based on the above procedure no exceptions were noted.

We were not engaged to, and did not, perform an audit, the objective of which would be the expression of an opinion on the specified elements, accounts or items. Accordingly, we do not express such an opinion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

This report is intended solely for the use of the Company and the Trustee and should not be used by those who have not agreed to the


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
procedures and taken responsibility for the sufficiency of the procedures for their purposes.



San Francisco, California
July __, 1997


                                      IV-4